                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            VANECK VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 Third Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2016

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT June 30, 2016 (unaudited)

VANECK VECTORSTM
COUNTRY/REGIONAL ETFs

Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
ChinaAMC CSI 300 ETF	PEK®
ChinaAMC SME-ChiNext ETF	CNXT®
Egypt Index ETF	EGPT®
Gulf States Index ETF	MES®
India Small-Cap Index ETF	SCIF®
Indonesia Index ETF	IDX®
Indonesia Small-Cap ETF	IDXJ®
Israel ETF	ISRA®
Poland ETF	PLND®
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®

800.826.2333	vaneck.com

The information contained in this report represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of June 30, 2016.

VANECK VECTORS COUNTRY/REGIONAL ETFs

(unaudited)

Dear Shareholder:

China remains an important part of the world economy and while it may not be posting the growth numbers of a decade ago, we believe the country continues to offer interesting investment opportunities. While recent growth rates have been in the single digits, based on the size of China’s current economy, it still exceeds, in absolute monetary terms, the size of the economy during the double digit growth numbers posted 10 years ago.

We continue to believe that when evaluating any investment in either the emerging markets or any global allocation of assets, China needs to be considered. Although current concern surrounding China’s capital outflows may have decreased, there continues to be net depreciation pressure on the Renminbi. However, in some ways, mild, engineered depreciation versus a basket of currencies, while keeping a lid on capital outflow pressures, represents a positive outcome for China. Market concern has tended to focus more on the rapid increase in leverage that we have seen in China since the global financial crisis. Although we agree that this is a significant issue that will necessitate some hard decisions, we think that there are serious differences in the nature of that debt and the management of the economy that will prevent a systemic crisis in the foreseeable future.

Much of the debt risks concern is around state owned enterprises, or SOEs. Privately owned enterprises tend not to carry as much debt. According to estimates from Shi Kang, an associate professor at Chines University of Hong Kong, private companies have cut debt to 53 percent of assets from 58 percent in 2007, while SOEs have seen those figures jump to 62 percent from 55 percent.1

Small and medium enterprises (SMEs) remain at the center of the narrative as China transitions from an “old” production-driven model to the “new” consumer and service-led economy. In this context, we believe VanEck Vectors ChinaAMC SME-ChiNext ETF (NYSE Arca: CNXT) provides not only exposure primarily to China’s market for innovative, non-government owned companies, but also to the very sectors that are increasingly recognized as underpinning the growth of the country’s “New Economy.” CNXT gives investors a liquid, transparent way to gain access to some of these growing companies.

Absolute Growth and Growth Rate in China: 2000 - 2015
(Current USD)

Source: World Bank. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

VanEck Vectors continues to be an industry leader in offering single-country and region-specific equity ETFs. When performance varies so widely between countries and regions, it is all the more important to be able to select your focus. The suite of VanEck Vectors country and regional ETFs give you the flexibility to do just that, and we at VanEck continue to look for ways to enhance your access to the markets you choose and to seek out and evaluate the most attractive opportunities for you as a shareholder in the international space.

Please stay in touch with us through our website (http://www.vaneck.com) on which we offer videos, email subscriptions, and educational literature, all of which are designed to keep you up to date with your investments in VanEck Vectors ETFs.

1

VANECK VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

On the following pages, you will find the performance record of each of the funds for the six-month period ending June 30, 2016. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

July 29, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

[1]	Bloomberg: China Private Firms Show Way Out of Debt Trap for State Giants.
2

Management Discussion (unaudited)

Six out of 14 funds in the suite of VanEck Vectors Country/Regional ETFs posted positive total returns. The top performing fund was the VanEck Vectors Brazil Small-Cap ETF (NYSE Arca: BRF) (+44.92%).

January 1 through June 30, 2016
VanEck Vectors Country/Regional Total Return

Source: VanEck. Returns based on each fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the funds reflects temporary waivers of expenses and/or fees. Had the funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Country/Regional Overviews

Africa

As a result of the improvement in commodities prices over the first half of 2016, the materials sector was by far the greatest contributor to performance for the six-month period. The financial sector was the single largest detractor from performance. Mid-cap companies contributed the most to performance. Geographically, gold mining companies operating in South Africa, Egypt, Suriname, Burkina Faso, and Mali were among the most significant contributors to positive performance. Financial companies in Egypt were the most significant detractors from total returns.

Brazil

The first half of 2016 may have been challenging for Brazil, but the VanEck Vectors Brazil Small-Cap ETF brought an impressive return of 44.92%, helped by a robust stock market and by a strengthening Brazilian real. On the economic front, the country remained in one of the worst recessions it has ever experienced.1 Politically, too, things were somewhat unsettled. On May 12, the Brazilian senate voted to suspend President Dilma Rousseff pending her trial and potential impeachment. Perhaps on expectations of a brighter future for the country post-Rousseff, Brazilian small-cap companies, having hit a low point in mid-January, rose through the end of the period under review. The consumer discretionary, health care, financial, and materials sectors all delivered healthy performance. Only one sector, telecommunication services, detracted from performance and only minimally.

China

The Chinese economy continued to be one in transition during the first half of the year. As with many transitions, there have been bumps along the way. Similar to the last several months of 2015, the first six months of 2016 were marked by uncertainty, both as to the growth prospects for the country going forward, and as to the extent and nature of government policy for addressing the country’s economic predicament and, in particular, the value of the yuan.

3

VANECK VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

On June 14, MSCI Inc. announced that it would delay including China A-shares in the MSCI Emerging Markets Index.2 While this came as some surprise to many, VanEck included, the decision in no way changes our strategy. We continue to believe that, when evaluating any investment in the emerging markets, foreign stocks, or any global allocation of assets, China needs to be considered: it is the world’s second largest economy and second largest market.

VanEck Vectors ChinaAMC CSI 300 ETF (formerly Market Vectors ChinaAMC A-Share ETF) achieved some of its exposure through swap contracts, though none of these remained outstanding at June 30, 2016 and all of its exposure is now achieved through direct investment in A-shares. Only a single sector, consumer staples, contributed positively to performance during the period under review. All other sectors detracted from performance with the financial and industrial sectors the worst detractors.

VanEck Vectors ChinaAMC SME-ChiNext ETF seeks to provide not only exposure primarily to China’s market for innovative, non-government owned companies, but also to the sectors that are increasingly underpinning the growth of China’s “New Economy”. It is not surprising that under such market conditions, the vast majority of the Fund’s losses during the six-month period came from companies in the information technology sector, followed by those in the industrial and consumer discretionary sectors. The consumer staples sector contributed positively to performance.

Egypt

In June it was reported that non-oil business activity in Egypt had slowed for the ninth consecutive month.3 Following the destruction of a Russian plane over the Sinai Peninsula by a terrorist bomb (with the loss of all 224 passengers on board) at the end of October last year, the country’s important tourism industry suffered a fresh blow in May when an EgyptAir flight from Paris crashed with no survivors.4 The weaker tourism industry has only exacerbated a debilitating U.S. dollar shortage in the country, foreign currency that is vital for paying for imported raw materials. In addition, the latest figures indicate that annual urban consumer price inflation rose steeply from 10.3% in April to 12.3% in May.5 President Abdel Fattah El-Sisi has vowed to reduce unemployment significantly over the next five years, however, the employment rate continued to decline over the six-month period under review. Against this backdrop, and an overvalued Egyptian pound, the VanEck Vectors Egypt ETF failed to provide positive returns in the first half of 2016. While four sectors—materials, industrials, telecommunication services, and energy—contributed positively to total returns, their contributions was overshadowed by the negative performance of the financial sector, the single greatest detractor. Although mid-cap companies contributed positively to performance, they were overshadowed by small-cap companies with the largest average weighting during the period under review, which detracted the most from performance. Large-cap companies with a much smaller average weighting detracted commensurately less.

Gulf States

The Gulf States were challenged over the first six months of 2016 with both continuing conflict in the Middle East and low crude oil prices. Diversification away from an overdependence on crude oil remains essential for the future economic stability and health of the region. So far, efforts have not been particularly successful.6 The effect of current oil prices is most evident in the forecasts for economic growth in Saudi Arabia in 2016. Expected GDP growth in the country of approximately 0.8% will be its weakest in 14 years.7 Only two countries contributed positively to total returns. Geographically, the United Arab Emirates, with the greatest average country weighting, contributed the most to performance. Bahrain provided minimal positive returns. Kuwait, with the third greatest average country weighting, detracted most from performance. Industrial stocks were the greatest detractors from, and telecommunication services the greatest contributors to, performance.

India

According to the Indian rating agency Crisil, the quality of the country’s growth has been improving, with the focus shifting from boosting cyclical growth through fiscal and monetary stimuli to “repairing the system and initiating structural reforms”.8 While this may be true, June saw the country’s consumer price index inflation jump to a 22-month high of 5.77%.9 The manufacturing sector output, however, surprised with an increase to 0.7% compared with -3.1% on a month-on-month basis. Boosted by the manufacturing and capital goods sector, the industrial production index for May rose to 1.2% compared with -1.35% in April.10 That said, a recent report

4

from the Bureau of Economic and Business Affairs of the U.S. State Department not only throws doubt on the veracity of country’s stated 7.5% growth rate, but also questions the speed with which Prime Minister Narendra Modi’s government has matched economic reforms with rhetoric.11

For the six months under review, the Fund recorded a loss of 2.75%. A number of sectors—financial, consumer staples, and materials—provided creditable positive returns. These were offset by negative performance in all other sectors, in particular industrial, the greatest detractor from performance.

Indonesia

After a disappointing first quarter, Indonesia’s stock market had a much stronger second quarter on the back of a central bank interest rate cut.12 While both sector openings and infrastructure projects, promised by President Jokowi, appear to have started to get off on a firm footing, the country’s central bank still expects economic growth in the second quarter to rise only slightly above the 4.9% figure for the first quarter, reaching 4.9%-5%.13 With low demand for credit, Indonesia’s household consumption has yet to improve markedly.14 Despite this, as the World Bank describes it, the country’s “economy continues to prove resilient”, with “private consumption and public capital spending . . . projected to support growth in Indonesia in 2016.”15 For mid- and large-cap names, the focus of VanEck Vectors Indonesia ETF, all sectors, apart from materials and utilities, contributed to performance, with consumer staples, followed by financial and consumer discretionary stocks, contributing the most. The materials sector detracted the most from performance. Among the Indonesia Small-Cap ETF stocks, all sectors apart from two, health care and materials, contributed positively to performance. Industrial, financial, and consumer discretionary companies were the best performers and the health care sector detracted the most from performance.

Israel

The first quarter of 2016 was a slow one for Israel, with GDP decelerating and expanding at the slowest rate in three quarters. While private consumption and fixed investment remained robust during the quarter, contractions in both exports and government spending constituted strong headwinds.16 Israel’s economy grew an annualized 1.3 percent in the first quarter and is forecast to grow about 2.8 percent in 2016.17 The rapprochement, after six years, between the country and Turkey following the raid by Israel on a Turkish aid flotilla heading to the Gaza Strip, should be positive for the country’s economy.18 Over the period under review, the performances of all sectors, whether positive or negative, were overshadowed by the negative returns of the health care sector, which detracted from performance the most of any sector. Minimal positive performance came from companies in the consumer discretionary, financial, information technology, utilities sectors. Only small-cap companies contributed positively to the Fund, with the majority of the Fund’s losses coming from large-cap companies.

Poland

Economic growth in Poland decelerated significantly, to its slowest in two years, in the first quarter of 2016.19 This was due to weakness in the external sector, tepid public spending and a collapse in fixed investment due to reduced European Union (EU) funds.20 On a political front, Poland and the EU continued to be at odds over a number of issues, including rule of law, with no immediate resolution in sight. The vote for British withdrawal from the European Union (Brexit) did not help sentiment and the zloty depreciated to a four-month low against the euro following the vote.21 As recently as the end of June, the administration once again opined that it should purchase foreign banks in the country,22 with Jaroslaw Gowin, deputy prime minister, saying that foreign capital “definitely has too much power.”23 Such statements have only fueled fears that the country might be moving away from free-market principles and toward, among other things, greater protectionism. Four sectors—consumer staples, energy, information technology, and materials—contributed positively to performance. Together with the financial sector, the greatest detractor from performance, the consumer discretionary, telecommunication services, and utilities sectors all provided negative returns. Small-cap companies contributed to performance. Mid-cap companies, followed by large-cap companies, detracted from performance.

Russia

The first six months of 2016 remained difficult for Russia. In the first quarter, the economy contracted 1.2% year-on-year, but this was less than was expected.24 However, the country does appear to be in recovery mode.25 The economy benefited both from higher oil prices in the period under review and a stabilization in the ruble’s

5

VANECK VECTORS COUNTRY/REGIONAL ETFs

(unaudited) (continued)

exchange rate. In June, stating steady inflation as a reason, the Bank of Russia lowered its key interest rate by 50 bps to 10.5%.26 By June 30, 2016, the stock market had risen 9.02% in local currency (ruble) terms for the six-month period under review, and 24.78% in U.S. dollar terms. The energy, followed by the materials and financial sectors, were the three most significant contributors to positive performance in the large-cap fund, VanEck Vectors Russia ETF. The consumer staples sector detracted the most from performance. For VanEck Vectors Russia Small-Cap ETF, companies in the utilities sector performed particularly well. Similarly sized companies in the information technology sector were, however, the bottom performers.

Vietnam

Following economic growth that slowed to 5.46% in the first quarter of 2016,27 expansion of the country’s economy in the second quarter of 2016 remained lackluster. This was the result of an agricultural sector that continued to suffer severely (contracting 0.8% in the first half of 2016)28 from a crippling drought.29 Among other things, export growth slowed from 4.9% in May to 3.3% in June. Inflows of foreign investment were strong, as was the performance of other, non-agricultural sectors of the economy.30 Manufacturing jumped 10% in the first half of the year and there was strong growth in both services and construction.31 The Fund ended the six-month period down 0.42%. Mid-cap companies performed positively over the six-month period. While large-cap companies detracted from performance, small-cap companies, with an average weighting of approximately 63%, were by far the greatest detractors from performance. The utilities, materials, and energy sectors all contributed positively to total returns. The consumer discretionary sector detracted the most from performance.

[1]	Financial Times: Rousseff crowdfunds impeachment battle, http://www.ft.com/cms/s/0/ca2edc6e-3fee-11e6-93e1-426e2e7bb8ad.html#axzz4ECvYaUEA
[2]	MSCI Inc.: MSCI will delay including China A shares in the MSCI Emerging Markets Index, https://www.msci.com/documents/10199/4b1ba122-5f18-4a36-91c0-41a9b358c2ff
[3]	Arab News: Egypt non-oil business activity slows for ninth straight month in June, http://www.arabnews.com/node/951716/economy
[4]	Ibid.
[5]	Ibid.
[6]	Rabobank – Economic Research: The GCC: going cold turkey on oil?, https://economics.rabobank.com/publications/2016/june/the-gcc-going-cold-turkey-on-oil/
[7]	EMIA: Saudi GDP Growth Forecast to Hit 14-Year Low in 2016.
[8]	NDTV: Quality Of Growth Improving, But Jobs Hold The Key: Crisil, http://profit.ndtv.com/news/economy/article-quality-of-growth-improving-but-jobs-hold-the-key-crisil-1430615
[9]	The Economic Times: June CPI jumps to 22-month high, dampens rate cut hopes, http://economictimes.indiatimes.com/news/economy/indicators/june-cpi-jumps-to-22-month-high-dampens-rate-cut-hopes/articleshow/53175698.cms?prtpage=1
[10]	Ibid.
[11]	NDTV: India’s 7.5 Per Cent Growth Rate May Be Overstated, Says US, http://www.ndtv.com/india-news/indias-7-5-per-cent-growth-rate-may-be-overstated-says-us-1428432
[12]	Asia Times: Economic monitor: ASEAN’s mid-year lateral lure, http://atimes.com/2016/07/economic-monitor-aseans-mid-year-lateral-lure/
[13]	Indonesia Investments: Bank Indonesia: Domestic Economy Remains Sluggish in Q2-2016, http://www.indonesia-investments.com/news/todays-headlines/bank-indonesia-domestic-economy-remains-sluggish-in-q2-2016/item6987
[14]	Ibid.
[15]	World Bank: Reforms Strengthen Indonesia’s Economic Resilience: World Bank Report, http://www.worldbank.org/en/news/press-release/2016/06/17/reforms-strengthen-indonesias-economic-resilience-world-bank-report
[16]	Focus Economics: Israel Economic Outlook (July 5, 2016)
[17]	Reuters: No direct impact on Israeli economy from Brexit: Netanyahu
[18]	Al Jazeera: Netanyahu: Israel-Turkey deal immense boost to economy
[19]	Focus Economics: Poland Economic Outlook (July 5, 2016)
[20]	Ibid.
[21]	bid.
[22]	Financial Times: Poland should buy up foreign banks says deputy PM, http://www.ft.com/cms/s/0/57b26cae-348c-11e6-ad39-3fee5ffe5b5b.html#axzz4ECvYaUEA
6

[23]	Ibid.
[24]	Focus Economics: Russia Economic Outlook
[25]	Ibid.
[26]	EconoTimes: Russian economy to shrink 0.6 pct in 2016; consumer demand unlikely to expand before Q3, http://www.econotimes.com/Russian-economy-to-shrink-06-pct-in-2016-consumer-demand-unlikely-to-expand-before-Q3-223986
[27]	The Wall Street Journal: Vietnam’s Economic Growth Slows to 5.46% in First Quarter, http://www.wsj.com/articles/vietnams-economic-growth-slows-to-5-46-in-first-quarter-1458908638
[28]	Bloomberg: Drought in Vietnam Holds Back Growth as Farming Takes Knock, http://www.bloomberg.com/news/articles/2016-06-28/vietnam-economy-expands-5-6-in-second-quarter-amid-global-risks
[29]	The Economist: Vietnam, http://country.eiu.com/vietnam
[30]	Ibid.
[31]	Bloomberg: Drought in Vietnam Holds Back Growth as Farming Takes Knock, http://www.bloomberg.com/news/articles/2016-06-28/vietnam-economy-expands-5-6-in-second-quarter-amid-global-risks
7

AFRICA INDEX ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVAFKTR[2]
Six Months	12.76%	11.65%	11.79%
One Year	(15.89)%	(16.02)%	(15.52)%
Five Year	(6.36)%	(6.29)%	(5.32)%
Life* (annualized)	(6.34)%	(6.25)%	(5.06)%
Life* (cumulative)	(40.70)%	(40.23)%	(33.89)%
† Returns less than one year are not annualized
* since 7/10/2008

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the MVIS GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the VanEck Vectors Africa Index ETF was 7/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.95% / Net Expense Ratio 0.79%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM GDP Africa Index (MVAFKTR) tracks the performance of the largest and most liquid companies in Africa. The weighting of a country in the index is determined by the size of its gross domestic product.

MVAFKTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Africa Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

8

BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVBRFTR[2]
Six Months	44.51%	44.92%	45.19%
One Year	(5.82)%	(5.08)%	(4.48)%
Five Year	(19.53)%	(19.12)%	(18.45)%
Life* (annualized)	(2.58)%	(2.46)%	(1.80)%
Life* (cumulative)	(17.02)%	(16.26)%	(12.15)%
† Returns less than one year are not annualized
* since 5/12/2009

Commencement date for the VanEck Vectors Brazil Small-Cap ETF was 5/12/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.77% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

MVBRFTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Brazil Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

9

CHINAAMC CSI 300 ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	CSIR0300[2]
Six Months	(15.95)%	(16.82)%	(16.80)%
One Year	(33.69)%	(33.89)%	(33.11)%
Five Year	(2.13)%	0.34%	2.16%
Life* (annualized)	(0.30)%	(0.14)%	1.63%
Life* (cumulative)	(1.72)%	(0.82)%	9.65%
† Returns less than one year are not annualized
* since 10/13/2010

As of May 1, 2016, Market Vectors ChinaAMC A-Share ETF’s name changed to VanEck Vectors ChinaAMC CSI 300 ETF.

Commencement date for the VanEck Vectors ChinaAMC CSI 300 ETF was 10/13/10

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.13% / Net Expense Ratio 0.72%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The VanEck Vectors ChinaAMC CSI 300 ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Fund. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

10

CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	SZ399611[2]
Six Months	(18.50)%	(18.85)%	(17.37)%
One Year	(29.10)%	(30.01)%	(28.46)%
Life* (annualized)	17.36%	17.75%	21.33%
Life* (cumulative)	36.35%	37.24%	45.43%
† Returns less than one year are not annualized
* since 7/23/2014

Commencement date for the VanEck Vectors ChinaAMC SME-ChiNext ETF was 7/23/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/23/14) to the first day of secondary market trading in shares of the Fund (7/24/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.23% / Net Expense Ratio 0.83%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The SME-ChiNext 100 Index (SZ399611) is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The Index is comprised of A-shares.

The SME-ChiNext 100 Index (the “Index”) is the exclusive property of the Shenzhen Securities Information Co., Ltd (the “Index Provider”), which is a subsidiary of the Shenzhen Stock Exchange. The Index Provider does not sponsor, endorse, or promote VanEck Vectors ChinaAMC SME-ChiNext ETF (the “Fund”) and bears no liability with respect to the Fund or any security.

11

EGYPT INDEX ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVEGPTTR[2]
Six Months	(7.46)%	(8.72)%	(8.25)%
One Year	(25.64)%	(26.03)%	(25.82)%
Five Year	(7.20)%	(7.13)%	(6.26)%
Life* (annualized)	(9.79)%	(9.71)%	(9.61)%
Life* (cumulative)	(48.10)%	(47.80)%	(47.45)%
† Returns less than one year are not annualized
* since 2/16/2010

Commencement date for the VanEck Vectors Egypt Index ETF was 2/16/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.26% / Net Expense Ratio 0.96%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

MVEGPTTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Egypt Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

12

GULF STATES INDEX ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVMESTR[2]
Six Months	(1.63)%	(0.36)%	(0.33)%
One Year	(16.57)%	(17.05)%	(16.47)%
Five Year	3.54%	3.46%	4.63%
Life* (annualized)	(5.18)%	(5.00)%	(4.23)%
Life* (cumulative)	(34.43)%	(33.48)%	(29.04)%
† Returns less than one year are not annualized
* since 7/22/2008

Index data prior to June 21, 2013 reflects that of the Dow Jones GCC Titans 40 IndexSM. From June 21, 2013, forward, the index data reflects that of the MVIS GDP GCC Index (MVMESTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the VanEck Vectors Gulf States Index ETF was 7/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 3.77% / Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM GDP GCC Index (MVMESTR) provides exposure to publicly traded companies either headquartered in countries belonging to the Gulf Cooperation Council (GCC) or companies that generate the majority of their revenues in these countries.

MVMESTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Gulf States Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

13

INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVSCIFTR[2]
Six Months	(2.06)%	(2.75)%	(3.80)%
One Year	3.21%	2.24%	2.19%
Five Year	(6.97)%	(6.79)%	(6.22)%
Life* (annualized)	(9.06)%	(9.03)%	(8.74)%
Life* (cumulative)	(42.62)%	(42.53)%	(41.42)%
† Returns less than one year are not annualized
* since 8/24/2010

Commencement date for the VanEck Vectors India Small-Cap Index ETF was 8/24/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.87% / Net Expense Ratio 0.85%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

MVSCIFTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors India Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

14

INDONESIA INDEX ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVIDXTR[2]
Six Months	18.58%	18.46%	17.16%
One Year	5.50%	4.18%	3.97%
Five Year	(5.26)%	(5.11)%	(4.56)%
Life* (annualized)	15.76%	15.70%	16.46%
Life* (cumulative)	197.69%	196.66%	211.32%
† Returns less than one year are not annualized
* since 1/15/2009

Commencement date for the VanEck Vectors Indonesia Index ETF was 1/15/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.71% / Net Expense Ratio 0.58%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

MVIDXTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVIDXJTR[2]
Six Months	6.08%	5.93%	4.74%
One Year	(21.59)%	(20.73)%	(22.11)%
Life* (annualized)	(16.95)%	(16.92)%	(16.52)%
Life* (cumulative)	(54.84)%	(54.75)%	(53.83)%

† Returns less than one year are not annualized
* since 3/20/2012

Commencement date for the VanEck Vectors Indonesia Small-Cap ETF was 3/20/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/20/12) to the first day of secondary market trading in shares of the Fund (3/21/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 2.64% / Net Expense Ratio 0.64%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.61% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM Indonesia Small-Cap Index (MVIDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

MVIDXJTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations toward MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

16

ISRAEL ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	BLSNTR[2]
Six Months	(7.86)%	(7.46)%	(7.71)%
One Year	(17.45)%	(16.50)%	(16.58)%
Life* (annualized)	3.02%	3.22%	3.57%
Life* (cumulative)	9.37%	10.03%	11.17%
† Returns less than one year are not annualized
* since 6/25/2013

Commencement date for the VanEck Vectors Israel ETF was 6/25/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (6/25/13) to the first day of secondary market trading in shares of the Fund (6/26/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.89% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	BlueStar Israel Global IndexTM (BLSNTR) is a rules-based index intended to track the overall performance of publicly traded companies that are generally considered by the Indexer to be Israeli and Israeli linked companies. It primarily includes the largest and the most liquid companies, as well as mid-cap and small-cap companies that display sufficient liquidity.

The BlueStar Israel Global Index (the “Index”) is the exclusive property and a trademark of BlueStar Global Investors LLC and has been licensed for use for certain purposes by Van Eck Associates Corporation for VanEck Vectors Israel ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by BlueStar Global Investors LLC, and BlueStar Global Investors LLC makes no representation regarding the advisability of trading in the Fund.

17

POLAND ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVPLNDTR[2]
Six Months	(2.71)%	(2.79)%	(3.29)%
One Year	(24.41)%	(24.50)%	(24.50)%
Five Year	(11.99)%	(11.95)%	(11.70)%
Life* (annualized)	(6.64)%	(6.67)%	(6.36)%
Life* (cumulative)	(36.44)%	(36.57)%	(35.17)%
† Returns less than one year are not annualized
* since 11/24/2009

Commencement date for the VanEck Vectors Poland ETF was 11/24/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.24% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

MVPLNDTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

18

RUSSIA ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVRSXTR[2]
Six Months	18.91%	19.20%	19.35%
One Year	(1.29)%	0.58%	1.09%
Five Year	(12.07)%	(11.99)%	(12.29)%
Life* (annualized)	(6.56)%	(6.53)%	(6.87)%
Life* (cumulative)	(46.36)%	(46.22)%	(47.99)%
† Returns less than one year are not annualized
* since 4/24/2007

Index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index (DXRPUS). From March 19, 2012 forward, the index data reflects that of the MVIS Russia Index (MVRSXTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the VanEck Vectors Russia ETF was 4/24/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.78% / Net Expense Ratio 0.64%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, depository receipt fees up to 0.10% of the Fund’s average daily net assets, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

MVRSXTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Russia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

19

RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVRSXJTR[2]
Six Months	40.52%	38.53%	39.37%
One Year	21.95%	21.96%	23.58%
Five Year	(15.72)%	(15.79)%	(15.67)%
Life* (annualized)	(16.39)%	(16.45)%	(16.37)%
Life* (cumulative)	(60.67)%	(60.81)%	(60.63)%
† Returns less than one year are not annualized
* since 4/13/2011

Commencement date for the VanEck Vectors Russia Small-Cap ETF was 4/13/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.27% / Net Expense Ratio 0.71%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, depository receipt fees up to 0.08% of the Fund’s average daily net assets, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

MVRSXJTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Russia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

20

VIETNAM ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVVNMTR[2]
Six Months	(0.84)%	(0.42)%	(0.88)%
One Year	(18.63)%	(15.95)%	(14.84)%
Five Year	(4.47)%	(4.29)%	(3.41)%
Life* (annualized)	(5.60)%	(5.52)%	(4.76)%
Life* (cumulative)	(32.74)%	(32.37)%	(28.52)%
† Returns less than one year are not annualized
* since 8/11/2009

Commencement date for the VanEck Vectors Vietnam ETF was 8/11/09.

1	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.72% / Net Expense Ratio 0.72%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVISTM Vietnam Index (MVVNMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

MVVNMTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

21

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	January 1, 2016-
	January 1, 2016	June 30, 2016	During Period	June 30, 2016
Africa Index ETF
Actual	$1,000.00	$1,116.50	0.79%	$4.16
Hypothetical**	$1,000.00	$1,020.94	0.79%	$3.97
Brazil Small-Cap ETF
Actual	$1,000.00	$1,449.20	0.60%	$3.65
Hypothetical**	$1,000.00	$1,021.88	0.60%	$3.02
ChinaAMC CSI 300 ETF
Actual	$1,000.00	$831.80	0.72%	$3.28
Hypothetical**	$1,000.00	$1,021.28	0.72%	$3.62
ChinaAMC SME-ChiNext ETF
Actual	$1,000.00	$811.50	0.83%	$3.74
Hypothetical**	$1,000.00	$1,020.74	0.83%	$4.17
Egypt Index ETF
Actual	$1,000.00	$912.80	0.96%	$4.57
Hypothetical**	$1,000.00	$1,020.09	0.96%	$4.82
Gulf States Index ETF
Actual	$1,000.00	$996.40	1.00%	$4.96
Hypothetical**	$1,000.00	$1,019.89	1.00%	$5.02
India Small-Cap Index ETF
Actual	$1,000.00	$972.50	0.85%	$4.17
Hypothetical**	$1,000.00	$1,020.64	0.85%	$4.27
Indonesia Index ETF
Actual	$1,000.00	$1,184.60	0.58%	$3.15
Hypothetical**	$1,000.00	$1,021.98	0.58%	$2.92
Indonesia Small-Cap ETF
Actual	$1,000.00	$1,059.30	0.64%	$3.28
Hypothetical**	$1,000.00	$1,021.68	0.64%	$3.22
Israel ETF
Actual	$1,000.00	$925.40	0.60%	$2.87
Hypothetical**	$1,000.00	$1,021.88	0.60%	$3.02
Poland ETF
Actual	$1,000.00	$972.10	0.60%	$2.94
Hypothetical**	$1,000.00	$1,021.88	0.60%	$3.02
Russia ETF
Actual	$1,000.00	$1,192.00	0.64%	$3.49
Hypothetical**	$1,000.00	$1,021.68	0.64%	$3.22
Russia Small-Cap ETF
Actual	$1,000.00	$1,385.30	0.71%	$4.21
Hypothetical**	$1,000.00	$1,021.33	0.71%	$3.57
Vietnam ETF
Actual	$1,000.00	$995.80	0.72%	$3.57
Hypothetical**	$1,000.00	$1,021.28	0.72%	$3.62
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2016) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
23

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 98.7%
Canada: 9.1%
542,766	Africa Oil Corp. (SEK) * #	$795,111
240,196	First Quantum Minerals Ltd.	1,677,507
552,138	IAMGOLD Corp. (USD) *	2,285,851
350,681	Semafo, Inc. *	1,674,153
		6,432,622
Egypt: 15.3%
1,561,680	Commercial International Bank Egypt SAE (GDR) # Reg S	5,568,496
1,078,084	Egyptian Financial Group-Hermes Holding SAE * #	1,296,574
1,415,978	Global Telecom Holding SAE (GDR) * Reg S	2,619,559
2,504,775	Talaat Moustafa Group	1,376,506
		10,861,135
Kenya: 4.0%
16,096,400	Safaricom Ltd. #	2,837,652
Morocco: 10.2%
61,046	Attijariwafa Bank	2,146,453
91,108	Banque Centrale Populaire	2,046,403
47,847	Banque Marocaine du Commerce Exterieur	997,679
166,017	Maroc Telecom #	2,017,435
		7,207,970
Netherlands: 1.3%
160,676	Steinhoff International Holdings NV #	926,970
Nigeria: 17.0%
55,287,652	First Bank Nigeria Holdings Plc	760,633
45,331,315	Guaranty Trust Bank Plc #	3,743,479
451,729	Nestle Nigeria Plc #	1,368,162
5,862,136	Nigerian Breweries Plc	2,861,096
49,173,931	United Bank for Africa Plc	817,392
44,006,131	Zenith Bank Ltd. #	2,463,376
		12,014,138
Singapore: 2.4%
6,423,200	Golden Agri-Resources Ltd. #	1,682,135
South Africa: 21.6%
86,258	African Bank Investments Ltd. * # §	0
25,487	Al Noor Hospitals Group Plc (GBP) #	374,681
4,467	Anglo American Platinum Ltd. * #	112,309
21,144	AngloGold Ashanti Ltd. (ADR) *	381,861
23,336	Aspen Pharmacare Holdings Ltd. * #	578,939
19,775	AVI Ltd.	112,074
19,539	Barclays Africa Group Ltd. #	192,728
9,804	Barloworld Ltd. #	49,129
17,634	Bid Corp Ltd. *	332,331
17,634	Bidvest Group Ltd. #	167,303
3,831	Capitec Bank Holdings Ltd. † #	156,284
12,055	Clicks Group Ltd.	101,000
20,406	Coronation Fund Managers Ltd. † #	93,090
27,512	Discovery Ltd. #	231,128
9,801	Exxaro Resources Ltd. #	45,411
Number
of Shares		Value

South Africa: (continued)
210,085	FirstRand Ltd. #	$644,790
54,785	Fortress Income Fund Ltd. #	134,778
9,771	Foschini Group Ltd. #	92,772
38,459	Gold Fields Ltd. (ADR)	188,449
26,989	Impala Platinum Holdings Ltd. * #	87,449
9,706	Imperial Holdings Ltd. #	99,677
13,010	Investec Ltd. #	80,214
37,821	Investec PCL (GBP) #	236,066
9,483	Liberty Holdings Ltd. #	77,834
56,635	Life Healthcare Group Holdings Ltd. #	140,131
4,848	Massmart Holdings Ltd. #	41,647
65,744	MMI Holdings Ltd. #	102,002
7,073	Mondi Ltd. #	130,014
14,382	Mr Price Group Ltd. #	203,216
102,347	MTN Group Ltd. #	1,000,285
26,142	Naspers Ltd. #	4,014,378
11,071	Nedbank Group Ltd. #	141,334
62,105	Netcare Ltd. #	132,633
13,016	Pick n Pay Stores Ltd. † #	63,735
9,371	Pioneer Foods Ltd. #	110,584
9,475	PSG Group Ltd. #	125,907
50,291	Rand Merchant Investment Holdings Ltd. #	141,828
28,760	Remgro Ltd. #	501,875
42,704	RMB Holdings Ltd. #	164,597
102,984	Sanlam Ltd. #	427,860
15,989	Sappi Ltd. * #	74,857
31,902	Sasol Ltd. (ADR)	865,182
27,232	Shoprite Holdings Ltd. #	310,175
9,316	Sibanye Gold Ltd. (ADR)	126,884
10,402	Spar Group Ltd.	143,476
78,080	Standard Bank Group Ltd. #	683,886
18,596	Telkom SA SOC Ltd. #	84,384
10,375	Tiger Brands Ltd. #	257,050
19,394	Truworths International Ltd. #	113,502
22,505	Vodacom Group Ltd. #	257,890
59,517	Woolworths Holdings Ltd. #	342,730
		15,272,339
United Kingdom: 14.5%
1,189,538	African Minerals Ltd. * # §	0
81,756	Anglo American Plc #	804,733
2,047,139	Cenatamin Plc #	3,621,407
273,335	Old Mutual Plc #	741,484
19,867	Randgold Resources Ltd. (ADR)	2,225,899
803,289	Tullow Oil Plc * #	2,844,910
		10,238,433
United States: 3.3%
131,153	Kosmos Energy Ltd. *	714,784
24,780	Royal Caribbean Cruises Ltd.	1,663,977
		2,378,761
Total Common Stocks (Cost: $72,442,235)		69,852,155

See Notes to Financial Statements

24

Number
of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 1.1%
South Africa: 1.1%
152,503	Growthpoint Properties Ltd. #	$267,940
14,191	Hyprop Investments Ltd. #	125,639
297,980	Redefine Properties Ltd. #	230,013
19,295	Resilient REIT Ltd. #	173,854
Total Real Estate Investment Trusts
(Cost: $850,284)		797,446
Total Investments Before Collateral for Securities Loaned: 99.8%
(Cost: $73,292,519)		70,649,601
Principal
Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.4%
(Cost: $243,970)
Repurchase Agreement: 0.4%
$243,970	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $243,973; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $248,849 including accrued interest)	$243,970
Total Investments: 100.2%
(Cost: $73,536,489)		70,893,571
Liabilities in excess of other assets: (0.2)%		(124,416)
NET ASSETS: 100.0%		$70,769,155

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $206,853.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $44,530,452 which represents 62.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	10.6%	$7,457,222
Consumer Staples	10.4	7,383,465
Energy	7.4	5,265,398
Financials	38.1	26,892,122
Health Care	1.7	1,226,384
Industrials	0.3	216,432
Materials	19.0	13,391,373
Telecommunication Services	12.5	8,817,205
	100.0%	$70,649,601

See Notes to Financial Statements

25

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Canada	$5,637,511	$795,111	$—	$6,432,622
Egypt	3,996,065	6,865,070	—	10,861,135
Kenya	—	2,837,652	—	2,837,652
Morocco	5,190,535	2,017,435	—	7,207,970
Netherlands	—	926,970	—	926,970
Nigeria	4,439,121	7,575,017	—	12,014,138
Singapore	—	1,682,135	—	1,682,135
South Africa	2,251,257	13,021,082	0	15,272,339
United Kingdom	2,225,899	8,012,534	0	10,238,433
United States	2,378,761	—	—	2,378,761
Real Estate Investment Trusts
South Africa	—	797,446	—	797,446
Repurchase Agreement	—	243,970	—	243,970
Total	$26,119,149	$44,774,422	$0	$70,893,571

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $6,592,358 and transfers from Level 2 to Level 1 were $8,783,709. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2016:

	Common Stocks
	South Africa	United Kingdom
Balance as of December 31, 2015	$213	$1,420
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(213)	(1,420)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2016	$0	$0

See Notes to Financial Statements

26

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 81.9%
Automobiles & Components: 2.2%
170,500	Mahle-Metal Leve SA Industria e Comercio	$1,218,123
217,350	Tupy SA	798,409
		2,016,532
Capital Goods: 1.1%
239,600	Iochpe Maxion SA	1,021,860
Commercial & Professional Services: 2.8%
49,024	Atento SA (USD) *	436,804
255,300	Valid Solucoes SA	2,185,584
		2,622,388
Consumer Durables & Apparel: 12.3%
86,600	Arezzo Industria e Comercio SA	721,959
850,400	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,724,097
418,800	Even Construtora e Incorporadora SA	500,636
372,894	EZ Tec Empreendimentos e Participacoes SA	1,857,331
413,150	Grendene SA	2,117,003
1,043,150	MRV Engenharia e Participacoes SA	3,510,398
		11,431,424
Consumer Services: 2.8%
184,500	CVC Brasil Operadora e Agencia de Viagens SA	1,314,698
154,250	GAEC Educacao SA	690,987
166,450	Ser Educacional SA Reg S 144A	646,151
		2,651,836
Energy: 6.3%
610,399	Cosan Ltd. (Class A) (USD)	3,973,698
87,500	Modec, Inc. #	1,343,187
353,250	QGEP Participacoes SA	501,454
		5,818,339
Financials: 0.5%
182,690	GP Investments Ltd. (BDR) *	425,971
Food, Beverage & Tobacco: 3.8%
854,150	Marfrig Alimentos SA *	1,494,357
488,800	Minerva SA *	1,393,832
149,100	SLC Agricola SA	686,947
		3,575,136
Health Care Equipment & Services: 13.0%
360,100	Fleury SA	3,082,760
1,012,400	Odontoprev SA	4,194,827
838,700	Qualicorp SA	4,858,888
		12,136,475
Insurance: 1.0%
233,900	FPC Par Corretora de Seguros SA	946,580
Materials: 4.6%
1,379,425	Duratex SA	3,650,068
127,800	Magnesita Refratarios SA *	584,833
		4,234,901
Number
of Shares		Value

Media: 3.6%
223,950	Smiles SA	$3,345,690
Real Estate: 3.9%
223,600	Aliansce Shopping Centers SA	981,465
396,400	BR Properties SA	925,505
195,600	Iguatemi Empresa de Shopping Centers SA	1,715,298
		3,622,268
Retailing: 5.2%
501,600	B2W Cia Global Do Varejo *	1,467,808
355,600	Cia Hering SA	1,642,781
762,800	Via Varejo SA	1,769,094
		4,879,683
Software & Services: 1.6%
287,850	Linx SA	1,443,596
Telecommunication Services: 0.7%
218,369	NII Holdings, Inc. (USD) *	694,413
Transportation: 10.7%
891,316	EcoRodovias Infraestrutura e Logistica SA	2,325,196
45,064	Gol Linhas Aereas Inteligentes SA (ADR) * †	477,228
183,400	Julio Simoes Logistica SA	570,930
159,985	Prumo Logistica SA *	318,247
3,204,168	Rumo Logistica Operadora Multimodal SA *	4,887,596
354,150	Santos Brasil Participacoes SA	1,367,077
		9,946,274
Utilities: 5.8%
532,185	Alupar Investimento SA	2,319,394
200,500	Cia de Saneamento de Minas Gerais SA	1,847,524
343,400	Light SA	1,204,781
		5,371,699
Total Common Stocks
(Cost: $73,982,861)		76,185,065
PREFERRED STOCKS: 15.2%
Banks: 1.0%
233,745	Banco ABC Brasil SA	951,047
Capital Goods: 1.2%
1,550,350	Marcopolo SA *	1,158,310
Consumer Durables & Apparel: 2.4%
679,355	Alpargatas SA	2,212,139
Financials: 1.7%
603,950	Banco do Estado do Rio Grande do Sul SA	1,605,620
Materials: 5.2%
835,000	Bradespar SA	2,300,455
2,093,850	Metalurgica Gerdau SA	1,303,645
1,957,400	Usinas Siderurgicas de Minas Gerais SA *	1,200,410
		4,804,510

See Notes to Financial Statements

27

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number
of Shares		Value

Utilities: 3.7%
654,350	Cia Energetica de Sao Paulo	$2,424,047
388,450	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,021,823
		3,445,870
Total Preferred Stocks (Cost: $16,610,398)		14,177,496
REAL ESTATE INVESTMENT TRUST: 2.3% (Cost: $2,599,789)
Real Estate: 2.3%
76,674	FII BTG Pactual Corporate Office Fund	2,115,976
RIGHTS: 0.2%
Utilities: 0.2%
66,852	Alupar Investimento SA Rights (BRL 4.10, expiring 07/21/16) *	32,257
12,915	Cia de Saneamento de Minas Gerais SA Rights (BRL 18.17, expiring 07/13/16) * #	118,242
Total Rights (Cost: $68,887)		150,499
MONEY MARKET FUND: 0.6% (Cost: $577,653)
577,653	Dreyfus Government Cash Management Fund	577,653

		Value

Total Investments Before Collateral for Securities Loaned: 100.2%
(Cost: $93,839,588)		$93,206,689

Principal
Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.4%
(Cost: $338,968)
Repurchase Agreement: 0.4%
$338,968	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $338,973; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $345,747 including accrued interest)	338,968
Total Investments: 100.6%
(Cost: $94,178,556)		93,545,657
Liabilities in excess of other assets: (0.6)%		(526,443)
NET ASSETS: 100.0%		$93,019,214

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $334,644.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,461,429 which represents 1.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $646,151, or 0.7% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	28.5%	$26,537,304
Consumer Staples	3.8	3,575,136
Energy	6.2	5,818,339
Financials	10.4	9,667,462
Health Care	13.0	12,136,475
Industrials	15.8	14,748,832
Information Technology	1.6	1,443,596
Materials	9.7	9,039,411
Telecommunication Services	0.8	694,413
Utilities	9.6	8,968,068
Money Market Fund	0.6	577,653
	100.0%	$93,206,689

See Notes to Financial Statements

28

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$2,016,532	$—	$—	$2,016,532
Capital Goods	1,021,860	—	—	1,021,860
Commercial & Professional Services	2,622,388	—	—	2,622,388
Consumer Durables & Apparel	11,431,424	—	—	11,431,424
Consumer Services	2,651,836	—	—	2,651,836
Energy	4,475,152	1,343,187	—	5,818,339
Financials	425,971	—	—	425,971
Food, Beverage & Tobacco	3,575,136	—	—	3,575,136
Health Care Equipment & Services	12,136,475	—	—	12,136,475
Insurance	946,580	—	—	946,580
Materials	4,234,901	—	—	4,234,901
Media	3,345,690	—	—	3,345,690
Real Estate	3,622,268	—	—	3,622,268
Retailing	4,879,683	—	—	4,879,683
Software & Services	1,443,596	—	—	1,443,596
Telecommunication Services	694,413	—	—	694,413
Transportation	9,946,274	—	—	9,946,274
Utilities	5,371,699	—	—	5,371,699
Preferred Stocks*	14,177,496	—	—	14,177,496
Real Estate Investment Trust*	2,115,976	—	—	2,115,976
Rights
Utilities	32,257	118,242	—	150,499
Money Market Fund	577,653	—	—	577,653
Repurchase Agreement	—	338,968	—	338,968
Total	$91,745,260	$1,800,397	$—	$93,545,657

* See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

29

CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Automobiles & Components: 2.5%
35,181	Byd Co. Ltd. * #	$325,041
127,157	Chongqing Changan Automobile Co. Ltd. #	263,057
45,800	FAW Car Co. Ltd. #	75,316
79,000	Fuyao Glass Industry Group Co. Ltd. #	166,892
67,974	Great Wall Motor Co. Ltd. #	86,580
71,073	Huayu Automotive Systems Co. Ltd. #	150,363
186,363	SAIC Motor Corp. Ltd. #	571,036
64,560	Wanxiang Qianchao Co. Ltd. #	152,720
		1,791,005
Banks: 18.5%
2,154,200	Agricultural Bank of China Ltd #	1,037,120
571,288	Bank of Beijing Co. Ltd. #	893,642
1,187,800	Bank of China Ltd. #	574,421
1,548,416	Bank of Communications Co. Ltd. #	1,315,180
204,837	Bank of Nanjing Co. Ltd. #	290,422
109,880	Bank of Ningbo Co. Ltd. #	245,421
172,800	China CITIC Bank Corp. Ltd. * #	147,768
432,500	China Construction Bank Corp. #	309,816
897,400	China Everbright Bank Co. Ltd. #	509,272
581,260	China Merchants Bank Co. Ltd. #	1,535,228
1,332,355	China Minsheng Banking Corp. Ltd. #	1,795,984
301,080	Huaxia Bank Co. Ltd. #	449,333
1,367,504	Industrial & Commercial Bank of China Ltd. #	913,938
751,591	Industrial Bank Co. Ltd. #	1,728,108
387,118	Ping An Bank Co. Ltd. #	509,132
487,334	Shanghai Pudong Development Bank Co. Ltd. #	1,145,260
		13,400,045
Capital Goods: 10.8%
25,800	AVIC Aero-Engine Controls Co. Ltd. #	103,546
62,400	AVIC Aircraft Co. Ltd. #	186,507
44,000	Avic Aviation Engine Corp. Plc #	230,976
13,300	AVIC Helicopter Co. Ltd. #	83,728
29,699	China Avionics Systems Co. Ltd. #	87,554
89,700	China Baoan Group Co. Ltd. #	186,151
86,024	China Communications Construction Co. Ltd. #	136,820
38,800	China CSSC Holdings Ltd. #	130,355
147,400	China First Heavy Industries #	116,198
155,700	China Gezhouba Group Co. Ltd. #	136,724
41,600	China International Marine Containers Group Co. Ltd. #	88,741
111,200	China National Chemical Engineering Co. Ltd. #	92,711
194,500	China Railway Construction Corp. Ltd. #	292,311
315,108	China Railway Group Ltd. #	331,546
501,300	China Shipbuilding Industry Co. Ltd. #	479,408
33,300	China Spacesat Co. Ltd. #	169,420
845,391	China State Construction Engineering Corp. Ltd. #	678,929
115,500	China XD Electric Co. Ltd. #	88,339
73,300	CITIC Heavy Industries Co. Ltd. #	59,533
516,545	CRRC Corp. Ltd. #	715,806
13,800	CSSC Offshore and Marine Engineering Group Co. Ltd. * #	52,884
Number of Shares		Value

Capital Goods: (continued)
67,600	Dongfang Electric Corp. Ltd. #	$100,351
48,100	Han’s Laser Technology Co. Ltd. #	166,537
53,075	Luxshare Precision Industry Co. Ltd. #	157,487
274,500	Metallurgical Corp of China Ltd. #	153,052
82,105	NARI Technology Co. Ltd. #	166,101
232,500	Power Construction Corp. of China Ltd. * #	200,606
214,600	Sany Heavy Industry Co. Ltd. #	162,702
160,845	Shanghai Construction Group Co. Ltd. #	92,972
166,500	Shanghai Electric Group Co. Ltd. #	190,234
88,600	Shanghai Tunnel Engineering Co. Ltd. #	112,386
21,119	Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. #	62,992
53,749	Shenzhen Inovance Technology Co. Ltd. #	157,728
61,500	Siasun Robot & Automation Co. Ltd. #	236,579
89,400	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	135,457
146,262	TBEA Co. Ltd. #	188,345
93,300	Tian Di Science & Technology Co. Ltd. #	63,480
136,500	Weichai Power Co. Ltd. #	160,700
239,500	XCMG Construction Machinery Co. Ltd. #	110,623
92,851	Xiamen C & D, Inc.	167,151
88,200	Xinjiang Goldwind Science & Technology Co. Ltd. #	202,093
74,853	Zhengzhou Yutong Bus Co. Ltd. #	223,812
247,500	Zoomlion Heavy Industry Science and Technology Co. Ltd. #	154,044
		7,813,619
Commercial & Professional Services: 0.8%
87,541	Beijing Originwater Technology Co. Ltd. #	197,174
78,928	BlueFocus Communication Group Co. Ltd. #	115,746
71,000	Eternal Asia Supply Chain Management Ltd. #	154,134
87,000	Jihua Group Corp. Ltd. #	101,025
		568,079
Consumer Durables & Apparel: 3.7%
305,728	Gree Electric Appliances, Inc. # §	936,921
29,500	Guangdong Alpha Animation and Culture Co. Ltd. #	134,524
75,891	Heilan Home Co. Ltd. #	129,176
44,240	Hisense Electric Co. Ltd. #	118,491
174,795	Midea Group Co. Ltd. #	625,560
172,000	Qingdao Haier Co. Ltd. #	230,753
208,200	Sichuan Changhong Electric Co. Ltd. * #	139,235
413,000	TCL Corp. #	205,070
86,553	Youngor Group Co. Ltd. #	180,398
		2,700,128
Consumer Services: 0.7%
27,500	China International Travel Service Corp. Ltd. #	182,329
184,920	Shenzhen Overseas Chinese Town Co. Ltd. #	178,381

See Notes to Financial Statements

30

Number of Shares		Value

Consumer Services: (continued)
32,800	Songcheng Performance Development Co. Ltd. #	$123,800
		484,510
Diversified Financials: 9.4%
49,900	Anxin Trust Co. Ltd. #	127,669
252,986	Avic Capital Co. Ltd. #	225,042
115,500	Bohai Leasing Co. Ltd. # §	128,869
163,700	China Merchants Securities Co. Ltd. #	409,020
443,600	CITIC Securities Co. Ltd. #	1,092,561
56,400	Dongxing Securities Co. Ltd. #	208,719
66,071	Everbright Securities Co. Ltd. #	170,303
231,950	Founder Securities Co. Ltd. * #	269,475
85,937	Guotai Junan Securities Co. Ltd. #	231,253
138,600	Guoyuan Securities Co. Ltd. #	362,815
456,035	Haitong Securities Co. Ltd. #	1,065,997
184,104	Huatai Securities Co. Ltd. * #	529,061
264,118	Industrial Securities Co. Ltd. #	295,823
148,900	Orient Securities Co. Ltd. #	379,966
256,090	Pacific Securities Co. Ltd. #	237,962
62,500	SDIC Essence Holdings Co. Ltd. * #	169,453
251,139	Shenwan Hongyuan Group Co. Ltd. * #	319,973
102,300	Sinolink Securities Co. Ltd. #	208,764
118,400	SooChow Securities Co. Ltd. #	240,367
159,028	Southwest Securities Co. Ltd. #	174,862
		6,847,954
Energy: 2.4%
103,100	China Coal Energy Co. Ltd. #	80,578
119,476	China Merchants Energy Shipping Co. Ltd. #	84,444
33,300	China Oilfield Services Ltd. #	61,199
592,400	China Petroleum & Chemical Corp. #	422,662
111,535	China Shenhua Energy Co. Ltd. #	237,266
176,600	Guanghui Energy Co. Ltd. #	109,348
124,580	Offshore Oil Engineering Co. Ltd. #	130,285
273,800	PetroChina Co. Ltd. #	298,658
106,707	Shaanxi Coal Industry Co. Ltd. #	83,501
101,800	Sinopec Oilfield Service Corp. * #	59,403
210,110	Wintime Energy Co. Ltd. * #	125,176
21,600	Yanzhou Coal Mining Co. Ltd. #	35,755
		1,728,275
Financials: 2.3%
187,100	Changjiang Securities Co. Ltd. #	328,897
166,756	GF Securities Co. Ltd. * #	423,678
67,400	Guoyuan Securities Co. Ltd. * # §	175,596
79,148	Northeast Securities Co. Ltd. #	154,964
115,022	Sealand Securities Co. Ltd. #	129,060
63,800	Shanxi Securities Co. Ltd. #	160,757
78,808	Western Securities Co. Ltd. #	309,773
		1,682,725
Food & Staples Retailing: 0.4%
43,500	Shanghai Bailian Group Co. Ltd. #	79,541
47,800	Shenzhen Agricultural Products Co. Ltd. #	87,647
229,256	Yonghui Superstores Co. Ltd. #	143,366
		310,554
Number of Shares		Value

Food, Beverage & Tobacco: 5.6%
115,475	Beijing Dabeinong Technology Group Co. Ltd. #	$140,351
79,500	Beijing Yanjing Brewery Co. Ltd. #	90,696
57,800	COFCO Tunhe Co. Ltd. #	100,621
55,800	Henan Shuanghui Investment & Development Co. Ltd. #	175,616
341,800	Inner Mongolia Yili Industrial Group Co. Ltd. #	856,226
33,940	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	366,437
28,326	Kweichow Moutai Co. Ltd.	1,242,178
39,493	Luzhou Laojiao Co. Ltd. #	176,471
105,100	MeiHua Holdings Group Co. Ltd. #	98,819
117,400	New Hope Liuhe Co. Ltd. #	146,537
10,100	Shanghai Bairun Investment Holding Group Co. Ltd. #	33,697
15,698	Tsingtao Brewery Co. Ltd. #	68,605
107,000	Wuliangye Yibin Co. Ltd. #	524,850
		4,021,104
Health Care Equipment & Services: 0.1%
18,512	Jointown Pharmaceutical Group Co. Ltd. #	48,925
Health Care Equipment & Services: 1.1%
22,241	Aier Eye Hospital Group Co. Ltd. #	122,722
13,678	Huadong Medicine Co. Ltd. #	138,788
49,200	Lepu Medical Technology Beijing Co. Ltd. #	135,534
40,565	Searainbow Holding Corp. * #	247,213
65,000	Shanghai Pharmaceuticals Holding Co. Ltd. #	177,089
		821,346
Household & Personal Products: 0.1%
41,000	By-health Co. Ltd. #	83,777
Insurance: 5.9%
93,911	China Life Insurance Co. Ltd. #	295,594
177,048	China Pacific Insurance Group Co. Ltd. #	723,860
46,976	New China Life Insurance Co. Ltd. #	287,592
610,500	Ping An Insurance Group Co. of China Ltd. #	2,955,955
		4,263,001
Materials: 5.8%
308,900	Aluminum Corporation of China Ltd. * #	175,991
103,900	Angang Steel Co. Ltd. * #	60,089
112,700	Anhui Conch Cement Co. Ltd. #	247,280
278,400	Baoshan Iron & Steel Co. Ltd. # §	209,625
70,500	BBMG Corp. #	82,348
145,236	Beijing Kangde Xin Composite Material Co. Ltd. #	375,509
66,500	China Hainan Rubber Industry Group Co. Ltd. * #	56,447
219,000	China Molybdenum Co. Ltd. #	137,618
122,770	China Northern Rare Earth Group High-Tech Co. Ltd. #	247,048
239,300	Hebei Iron & Steel Co. Ltd. * #	100,157
71,408	Inner Mongolia Junzheng Energy & Chemical Industry Co. Ltd. #	80,948

See Notes to Financial Statements

31

CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Materials: (continued)
550,500	Inner Mongolian Baotou Steel Union Co. Ltd. * #	$238,163
46,800	Jiangxi Copper Co. Ltd. #	95,510
54,600	Jinduicheng Molybdenum Co. Ltd. * #	67,328
88,400	Kingenta Ecological Engineering Group Co. Ltd. #	107,476
16,800	Luxin Venture Capital Group Co. Ltd. #	55,092
245,600	Pangang Group Vanadium Titanium & Resources Co. Ltd. * # §	89,785
41,802	Qinghai Salt Lake Industry Co. Ltd. #	133,593
40,100	Shandong Gold Mining Co. Ltd. #	235,633
94,900	Shandong Iron and Steel Co. Ltd. * #	34,019
128,412	Shanxi Taigang Stainless Steel Co. Ltd. * #	61,277
87,300	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. #	138,835
123,505	Sinopec Shanghai Petrochemical Co. Ltd. * #	114,238
377,100	Tongling Nonferrous Metals Group Co. Ltd. #	144,639
60,875	Wanhua Chemical Group Co. Ltd. #	158,972
227,600	Wuhan Iron & Steel Co. Ltd. * # §	95,156
123,160	Xinxing Ductile Iron Pipes Co. Ltd. #	86,264
128,300	Zhejiang Longsheng Group Co. Ltd. #	167,129
97,246	Zhongjin Gold Corp. Ltd. * #	165,054
534,400	Zijin Mining Group Co. Ltd. #	271,612
		4,232,835
Media: 2.8%
49,620	Beijing Enlight Media Co. Ltd. #	86,882
39,200	Beijing Gehua CATV Network Co. Ltd. #	90,294
40,500	China South Publishing & Media Group Co. Ltd. #	110,847
31,100	Chinese Universe Publishing and Media Co. Ltd. #	97,438
61,800	CITIC Guoan Information Industry Co. Ltd. #	199,128
115,600	Huawen Media Investment Group Corp. #	172,903
109,854	Huayi Brothers Media Corp. #	225,004
64,000	Hunan TV & Broadcast Intermediary Co. Ltd. #	160,249
33,600	Jiangsu Broadcasting Cable Information Network Corp. Ltd. * #	70,781
43,000	Jiangsu Phoenix Publishing and Media Corp. Ltd. #	68,650
74,013	Shanghai Oriental Pearl Media Co. Ltd. * #	271,637
26,500	Wanda Cinema Line Co. Ltd. #	320,632
24,300	Wasu Media Holding Co. Ltd. * #	68,341
39,340	Zhejiang Huace Film & TV Co. Ltd. #	92,785
		2,035,571
Pharmaceuticals, Biotechnology: 4.4%
13,000	Aurora Optoelectronics Co. Ltd. * #	68,055
30,900	Beijing Tongrentang Co. Ltd. #	139,204
22,076	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. #	80,630
156,700	Guangxi Wuzhou Zhongheng Group Co. Ltd. #	102,876
Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
30,161	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. #	$112,203
23,900	Guizhou Bailing Group Pharmaceutical Co. Ltd. #	62,236
26,160	Hualan Biological Engineering, Inc. #	124,022
79,405	Jiangsu Hengrui Medicine Co. Ltd. #	479,629
40,400	Jilin Aodong Medicine Industry Groups Co. Ltd. #	152,506
174,258	Kangmei Pharmaceutical Co. Ltd. #	399,975
29,400	Shandong Dong-E E-Jiao Co. Ltd. #	234,510
64,600	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	185,925
31,100	Shanghai RAAS Blood Products Co. Ltd. #	176,496
21,160	Shenzhen Hepalink Pharmaceutical Co. Ltd. #	55,792
17,639	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	72,473
48,652	Sichuan Kelun Pharmaceutical Co. Ltd. #	113,163
36,536	Tasly Pharmaceutical Group Co. Ltd. #	196,698
53,751	Tonghua Dongbao Pharmaceutical Co. Ltd. #	167,513
29,260	Yunnan Baiyao Group Co. Ltd. #	283,164
		3,207,070
Real Estate: 5.6%
63,200	Beijing Capital Development Co. Ltd. * #	106,322
49,974	China Fortune Land Development Co. Ltd. #	183,828
133,659	China Merchants Shekou Industrial Zone Co. Ltd. #	287,694
544,400	China Vanke Co. Ltd. # §	1,533,825
84,200	Financial Street Holdings Co. Ltd. * #	123,537
126,801	Gemdale Corp. #	197,716
20,600	Greenland Holdings Corp. Ltd. #	33,762
87,800	Oceanwide Real Estate Group Co. Ltd. #	133,965
363,804	Poly Real Estate Group Co. Ltd. #	474,239
73,500	RiseSun Real Estate Development Co. Ltd. #	74,694
41,340	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. #	142,090
84,190	Shanghai SMI Holding Co. Ltd. * # §	184,021
43,701	Shanghai Zhangjiang High-Tech Park Development Co. Ltd. #	119,818
256,400	Xinhu Zhongbao Co. Ltd. #	164,207
153,400	Zhejiang China Commodities City Group Co. Ltd. #	143,540
158,400	Zhongtian Urban Development Group Co. Ltd. #	149,076
		4,052,334
Retailing: 1.0%
68,900	Liaoning Cheng Da Co. Ltd. #	162,600
255,600	Pang Da Automobile Trade Co. Ltd. * #	106,300
209,900	Suning Commerce Group Co. Ltd. #	345,528
64,740	Wuchan Zhongda Group Co. Ltd. #	91,891
		706,319

See Notes to Financial Statements

32

Number of Shares		Value

Semiconductor: 0.4%
71,852	Sanan Optoelectronics Co. Ltd. #	$216,687
71,880	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. * # §	95,860
		312,547
Software & Services: 4.4%
62,500	Aisino Co. Ltd. #	226,179
51,020	Anhui USTC iFlytek Co. Ltd. #	254,010
18,000	Beijing Shiji Information Technology Co. Ltd. #	72,105
67,300	Beijing Ultrapower Software Co. Ltd. #	108,529
53,200	DHC Software Co. Ltd. # §	143,410
120,340	East Money Information Co. Ltd. #	404,705
12,900	Hundsun Technologies, Inc. #	130,954
15,000	Hundsun Technologies, Inc. #	152,272
52,300	Leshi Internet Information and Technology Corp. #	418,635
56,042	Neusoft Corp. #	156,338
109,400	Ourpalm Co. Ltd. * #	174,009
31,200	People.cn Co. Ltd. #	78,548
43,100	Shanghai 2345 Network Holding Group Co. Ltd. #	80,232
15,400	Shenzhen Infogem Technologies Co. Ltd. #	69,965
28,300	Shenzhen Kingdom Sci-Tech Co. Ltd. #	153,689
26,669	Wangsu Science & Technology Co. Ltd. #	271,045
40,200	Wonders Information Co. Ltd. #	158,691
41,264	Yonyou Network Technology Co. Ltd. #	122,662
		3,175,978
Technology Hardware & Equipment: 3.8%
65,900	Beijing Xinwei Telecom Technology Group Co. Ltd. #	178,006
1,339,300	BOE Technology Group Co. Ltd. #	466,678
101,000	Dongxu Optoelectronic Technology Co. Ltd. #	131,141
34,600	Focus Media Information Technology Co. Ltd. #	86,619
51,600	GoerTek, Inc. #	224,089
45,400	GRG Banking Equipment Co. Ltd. #	112,852
84,200	Guangzhou Haige Communications Group, Inc. Co. # §	153,240
103,176	Hangzhou Hikvision Digital Technology Co. Ltd. #	334,300
33,800	Inspur Electronic Information Industry Co. Ltd. #	120,109
52,000	Jiangsu Protruly Vision Technology Group Co. Ltd. * #	117,060
40,660	Shenzhen O-film Tech Co. Ltd. #	181,984
100,200	Tsinghua Tongfang Co. Ltd. #	227,724
81,695	Zhejiang Dahua Technology Co. Ltd. #	161,547
132,920	ZTE Corp. #	288,261
		2,783,610
Telecommunication Services: 0.6%
477,778	China United Network Communications Ltd. #	274,959
63,828	Dr Peng Telecom & Media Group Co. Ltd. #	176,159
		451,118
Number of Shares		Value

Transportation: 2.9%
144,100	Air China Ltd. #	$146,699
215,200	China COSCO Holdings Co. Ltd. * #	165,591
191,200	China Eastern Airlines Corp. Ltd. * #	190,206
178,800	China Shipping Container Lines Co. Ltd. * #	107,473
197,900	China Southern Airlines Co. Ltd. #	210,335
335,091	Daqin Railway Co. Ltd. #	325,430
191,100	Guangshen Railway Co. Ltd. #	112,863
332,800	Hainan Airlines Co. Ltd. #	159,111
8,000	Juneyao Airlines Co. Ltd. #	31,583
216,400	Ningbo Port Co. Ltd. #	161,214
54,300	Shanghai International Airport Co. Ltd. #	213,455
182,800	Shanghai International Port Group Co. Ltd. * #	140,664
13,600	Spring Airlines Co. Ltd. #	98,127
101,000	Yingkou Port Liability Co. Ltd. #	51,134
		2,113,885
Utilities: 4.2%
135,800	Beijing Capital Co. Ltd. #	79,963
78,100	Beijing Jingneng Power Co. Ltd. #	50,404
11,760	CECEP Wind-Power Corp. #	17,729
263,099	China National Nuclear Power Co. Ltd. * #	270,903
371,900	China Yangtze Power Co. Ltd. #	699,287
169,000	Datang International Power Generation Co. Ltd. #	99,290
664,400	GD Power Development Co. Ltd. #	293,709
25,300	Guangdong Golden Dragon Development, Inc. #	79,610
46,100	Guangzhou Development Group, Inc. #	54,413
137,800	Huadian Power International Corp. Ltd. #	102,953
236,675	Huaneng Power International, Inc. #	268,891
110,000	Hubei Energy Group Co. Ltd. #	77,075
163,700	Inner Mongolia MengDian HuaNeng Thermal Power Co. Ltd. #	74,753
191,200	SDIC Power Holdings Co. Ltd. #	190,385
48,306	Shanghai Electric Power Co. Ltd. #	75,066
128,300	Shenergy Co. Ltd. #	111,176
67,000	Shenzhen Energy Group Co. Ltd. #	64,583
124,000	Sichuan Chuantou Energy Co. Ltd. #	154,506
28,880	Sound Environmental Co. Ltd. #	133,391
229,910	Zhejiang Zheneng Electric Power Co. Ltd. #	177,098
		3,075,185
Total Common Stocks
(Cost: $72,776,098)		72,711,499

Principal Amount
FOREIGN DEBT OBLIGATION: 0.0% (Cost: $17,231)
Software & Services: 0.0%
$107,000	Aisino Corp. 0.50%, 06/12/21 §	17,707
Total Investments: 100.2% (Cost: $72,793,329)		72,729,206
Liabilities in excess of other assets: (0.2)%		(131,391)
NET ASSETS: 100.0%		$72,597,815

See Notes to Financial Statements

33

CHINAAMC CSI 300 ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $72,544,348 which represents 99.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $3,764,014 which represents 5.2% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	10.6%	$7,717,533
Consumer Staples	6.1	4,415,435
Energy	2.4	1,728,275
Financials	41.6	30,246,059
Health Care	5.6	4,077,341
Industrials	14.4	10,495,583
Information Technology	8.7	6,289,842
Materials	5.8	4,232,835
Telecommunication Services	0.6	451,118
Utilities	4.2	3,075,185
	100.0%	$72,729,206

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$1,791,005	$—	$1,791,005
Banks	—	13,400,045	—	13,400,045
Capital Goods	167,151	7,646,468	—	7,813,619
Commercial & Professional Services	—	568,079	—	568,079
Consumer Durables & Apparel	—	2,700,128	—	2,700,128
Consumer Services	—	484,510	—	484,510
Diversified Financials	—	6,847,954	—	6,847,954
Energy	—	1,728,275	—	1,728,275
Financials	—	1,682,725	—	1,682,725
Food & Staples Retailing	—	310,554	—	310,554
Food, Beverage & Tobacco	—	4,021,104	—	4,021,104
Health Care Equipment & Services	—	48,925	—	48,925
Health Care Equipment & Services	—	821,346	—	821,346
Household & Personal Products	—	83,777	—	83,777
Insurance	—	4,263,001	—	4,263,001
Materials	—	4,232,835	—	4,232,835
Media	—	2,035,571	—	2,035,571
Pharmaceuticals, Biotechnology	—	3,207,070	—	3,207,070
Real Estate	—	4,052,334	—	4,052,334
Retailing	—	706,319	—	706,319
Semiconductor	—	312,547	—	312,547
Software & Services	—	3,175,978	—	3,175,978
Technology Hardware & Equipment	—	2,783,610	—	2,783,610
Telecommunication Services	—	451,118	—	451,118
Transportation	—	2,113,885	—	2,113,885
Utilities	—	3,075,185	—	3,075,185
Foreign Debt Obligation
Software & Services	—	17,707	—	17,707
Total	$167,151	$72,562,055	$—	$72,729,206

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $126,258 and transfers from Level 2 to Level 1 were $3,284,298. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

34

CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Automobiles & Components: 2.4%
84,122	Byd Co. Ltd. * #	$777,211
29,900	Sichuan Chengfei Integration Technology Corp. # §	163,563
		940,774
Banks: 1.5%
269,840	Bank of Ningbo Co. Ltd. #	602,697
Capital Goods: 10.6%
98,400	Beijing SPC Environmental Protection Tech Co. Ltd. #	251,664
63,692	China CAMC Engineering Co. Ltd. #	189,229
131,300	Han’s Laser Technology Co. Ltd. #	454,602
153,900	Jiangxi Special Electric Motor Co. Ltd. #	358,243
133,506	Luxshare Precision Industry Co. Ltd. #	396,146
153,990	Shenzhen Inovance Technology Co. Ltd. #	451,889
169,322	Siasun Robot & Automation Co. Ltd. #	651,351
208,349	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	315,687
252,846	Xinjiang Goldwind Science & Technology Co. Ltd. #	579,346
249,640	Zhefu Holding Group Co. Ltd. # §	220,088
91,000	Zhejiang Wanma Co. Ltd. #	272,957
		4,141,202
Commercial & Professional Services: 4.0%
69,400	Beijing Orient Landscape Co. Ltd. #	251,071
232,463	Beijing Originwater Technology Co. Ltd. #	523,590
202,997	BlueFocus Communication Group Co. Ltd. #	297,691
225,200	Eternal Asia Supply Chain Management Ltd. #	488,886
		1,561,238
Consumer Durables & Apparel: 2.6%
78,700	Guangdong Alpha Animation and Culture Co. Ltd. #	358,882
127,051	NavInfo Co. Ltd. #	473,403
158,400	Yotrio Group Co. Ltd. #	189,229
		1,021,514
Consumer Services: 1.4%
94,121	Songcheng Performance Development Co. Ltd. #	355,250
105,300	Zhejiang Yasha Decoration Co. Ltd. #	180,231
		535,481
Diversified Financials: 5.4%
278,881	Guoyuan Securities Co. Ltd. #	730,030
180,100	Shanxi Securities Co. Ltd. #	453,799
236,300	Western Securities Co. Ltd. #	928,832
		2,112,661
Energy: 0.6%
76,518	Yantai Jereh Oilfield Services Group Co. Ltd. #	223,729
Food, Beverage & Tobacco: 4.1%
330,075	Beijing Dabeinong Technology Group Co. Ltd. #	401,182
52,380	Guangdong Wens Foodstuffs Group Co. Ltd. #	287,165
Number of Shares		Value

Food, Beverage & Tobacco: (continued)
84,538	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	$912,724
		1,601,071
Health Care Equipment & Services: 3.5%
48,580	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. #	233,626
134,096	Lepu Medical Technology Beijing Co. Ltd. #	369,402
88,110	Shanghai Kingstar Winning Software Co. Ltd. #	330,514
47,520	Zhejiang Dian Diagnostics Co. Ltd. #	237,572
72,050	Zhuhai Hokai Medical Instruments Co. Ltd. * #	208,931
		1,380,045
Household & Personal Products: 0.6%
114,800	By-health Co. Ltd. #	234,575
Materials: 10.4%
394,195	Beijing Kangde Xin Composite Material Co. Ltd. #	1,019,195
87,333	Beijing Sanju Environmental Protection and New Material Co. Ltd. #	365,461
187,900	Huapont-Nutrichem Co. Ltd. #	259,761
75,600	Jiangxi Ganfeng Lithium Co. Ltd. #	384,470
226,500	Kingenta Ecological Engineering Group Co. Ltd. #	275,377
203,744	Org Packaging Co. Ltd. #	271,398
339,520	Shenzhen Green Eco-manufacture Hi-Tech Co. Ltd. #	451,804
137,200	Shenzhen Jinjia Color Printing Group Co. Ltd. * #	239,575
97,500	Tianqi Lithium Industries, Inc. #	631,746
47,800	Zhejiang Transfar Co. Ltd. #	143,251
		4,042,038
Media: 6.5%
31,800	Baofeng Group Co. Ltd. * #	351,978
146,110	Beijing Enlight Media Co. Ltd. #	255,831
151,035	Guangdong Advertising Co. Ltd. #	323,051
246,391	Huayi Brothers Media Corp. #	504,660
68,700	Wanda Cinema Line Co. Ltd. #	831,223
106,646	Zhejiang Huace Film & TV Co. Ltd. #	251,529
		2,518,272
Pharmaceuticals, Biotechnology: 6.9%
64,998	Beijing SL Pharmaceutical Co. Ltd. #	296,596
78,680	Da An Gene Co. Ltd. Sun Yat-Sen University #	329,966
67,900	Guizhou Bailing Group Pharmaceutical Co. Ltd. #	176,812
84,060	Hualan Biological Engineering, Inc. #	398,521
64,300	Shanghai Kehua Bio-Engineering Co. Ltd. #	207,511
77,113	Shanghai RAAS Blood Products Co. Ltd. #	437,626
53,980	Shenzhen Hepalink Pharmaceutical Co. Ltd. #	142,327
51,640	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	212,171

See Notes to Financial Statements

35

CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
107,398	Sichuan Kelun Pharmaceutical Co. Ltd. #	$249,805
77,800	Zhejiang NHU Co. Ltd. #	248,599
		2,699,934
Real Estate: 0.5%
188,300	RiseSun Real Estate Development Co. Ltd. #	191,358
Retailing: 2.6%
603,237	Suning Commerce Group Co. Ltd. #	993,022
Semiconductor: 1.5%
91,056	Nationz Technologies, Inc. #	273,986
235,220	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. * # §	313,692
		587,678
Software & Services: 20.8%
135,500	Anhui USTC iFlytek Co. Ltd. #	674,605
69,900	Beijing Kunlun Tech Co. Ltd. #	300,740
51,490	Beijing Shiji Information Technology Co. Ltd. #	206,261
53,300	Beijing Sinnet Technology Co. Ltd. #	306,226
164,981	Beijing Ultrapower Software Co. Ltd. #	266,050
182,379	DHC Software Co. Ltd. # §	491,634
322,852	East Money Information Co. Ltd. #	1,085,757
97,679	Glodon Software Co. Ltd. #	211,240
100,000	Hand Enterprise Solutions Co. Ltd. #	230,128
30,200	Hithink RoyalFlush Information Network Co. Ltd. #	373,309
156,148	Leshi Internet Information and Technology Corp. #	1,249,885
246,440	Ourpalm Co. Ltd. * #	391,982
110,300	Shanghai Network Holding Group Co. Ltd. #	205,326
43,670	Shenzhen Infogem Technologies Co. Ltd. #	198,401
26,900	Sinodata Co. Ltd. #	224,298
Number of Shares		Value

Software & Services: (continued)
79,900	Venustech Group, Inc. #	$313,254
74,789	Wangsu Science & Technology Co. Ltd. #	760,102
110,400	Wonders Information Co. Ltd. #	435,808
71,079	YGSOFT, Inc. #	166,707
		8,091,713
Technology Hardware & Equipment: 13.6%
87,200	Chengdu Santai Holding Group Co. Ltd. #	251,608
45,200	China Aviation Optical-Electrical Technology Co. Ltd. #	296,974
69,400	Focus Media Information Technology Co. Ltd. #	173,738
133,508	GoerTek, Inc. #	579,801
109,193	GRG Banking Equipment Co. Ltd. #	271,424
260,500	Guangzhou Haige Communications Group, Inc. Co. # §	474,097
302,800	Hangzhou Hikvision Digital Technology Co. Ltd. #	981,100
95,400	Hengbao Co. Ltd. #	238,124
34,700	Lens Technology Co. Ltd. #	148,187
117,525	Shenzhen O-film Tech Co. Ltd. #	526,011
195,098	Sumavision Technologies Co. Ltd. #	254,035
52,700	Tongfang Guoxin Electronics Co. Ltd. #	349,829
68,200	Zhejiang Crystal-Optech Co. Ltd. #	289,790
231,605	Zhejiang Dahua Technology Co. Ltd. #	457,986
		5,292,704
Utilities: 0.7%
91,500	Beijing Water Business Doctor Co. Ltd. * #	252,258
Total Common Stocks (Cost: $33,411,304)		39,023,964
Liabilities in excess of other assets: (0.2)%		(70,238)
NET ASSETS: 100.0%		$38,953,726

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $39,023,964 which represents 100.2% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,663,074 which represents 4.3% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	15.4%	$6,009,063
Consumer Staples	4.7	1,835,646
Energy	0.6	223,729
Financials	7.4	2,906,716
Health Care	10.5	4,079,979
Industrials	14.6	5,702,440
Information Technology	35.8	13,972,095
Materials	10.4	4,042,038
Utilities	0.6	252,258
	100.0%	$39,023,964

See Notes to Financial Statements

36

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$—	$39,023,964	$—	$39,023,964

* See Schedule of Investments for security type and industry sector breakouts.

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $2,628,169. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

37

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Banks: 8.1%
626,454	Commercial International Bank Egypt SAE (GDR) # Reg S	$2,233,753
Capital Goods: 6.0%
340,770	El Sewedy Electric Co. #	1,658,976
Consumer Durables & Apparel: 1.0%
983,011	Arab Cotton Ginning Co. * #	274,338
Consumer Services: 0.7%
6,476,256	Porto Holding SAE	182,328
Diversified Financials: 16.5%
3,849,018	Citadel Capital Corp. * #	431,769
1,432,694	Egyptian Financial Group-Hermes Holding SAE * #	1,723,051
2,872,381	Egyptian Kuwaiti Holding Co. (USD) #	1,182,447
1,101,269	Pioneers Holding * #	1,216,875
		4,554,142
Energy: 1.7%
252,574	Transglobe Energy Corp. (CAD)	462,868
Food, Beverage & Tobacco: 11.0%
590,850	Arabian Food Industries Co. DOMTY *	489,716
168,968	Edita Food Industries SAE (GDR) Reg S	1,216,570
1,689,639	Juhayna Food Industries #	1,330,800
		3,037,086
Health Care Equipment & Services: 3.5%
243,153	Integrated Diagnostics Holdings Plc (USD) Reg S 144A	960,454
Number of Shares		Value

Materials: 10.6%
821,191	Cenatamin Plc (GBP) #	$1,452,694
811,288	Ezz Steel * #	660,540
627,209	Sidi Kerir Petrochemcials Co. #	824,507
		2,937,741
Real Estate: 24.4%
6,419,935	Amer Group Holding #	187,040
2,168,042	Emaar Misr for Development SAE * #	531,406
132,917	Heliopolis Housing #	680,763
1,005,384	Medinet Nasr Housing * #	1,368,927
4,750,922	Palm Hills Developments SAE #	1,193,622
939,923	Six of October Development & Investment Co. *	1,068,004
3,080,744	Talaat Moustafa Group	1,693,031
		6,722,793
Telecommunication Services: 16.5%
1,397,752	Global Telecom Holding SAE (GDR) * Reg S	2,585,841
10,743,336	Orascom Telecom Media and Technology Holding SAE *	653,315
1,440,262	Telecom Egypt #	1,328,414
		4,567,570
Total Common Stocks (Cost: $31,387,835)		27,592,049
Other assets less liabilities: 0.0%		3,450
NET ASSETS: 100.0%		$27,595,499

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $18,279,922 which represents 66.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $960,454, or 3.5% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	1.7%	$456,666
Consumer Staples	11.0	3,037,086
Energy	1.7	462,868
Financials	49.0	13,510,688
Health Care	3.5	960,454
Industrials	6.0	1,658,976
Materials	10.6	2,937,741
Telecommunication Services	16.5	4,567,570
	100.0%	$27,592,049

See Notes to Financial Statements

38

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$2,233,753	$—	$2,233,753
Capital Goods	—	1,658,976	—	1,658,976
Consumer Durables & Apparel	—	274,338	—	274,338
Consumer Services	182,328	—	—	182,328
Diversified Financials	—	4,554,142	—	4,554,142
Energy	462,868	—	—	462,868
Food, Beverage & Tobacco	1,706,286	1,330,800	—	3,037,086
Health Care Equipment & Services	960,454	—	—	960,454
Materials	—	2,937,741	—	2,937,741
Real Estate	2,761,035	3,961,758	—	6,722,793
Telecommunication Services	3,239,156	1,328,414	—	4,567,570
Total	$9,312,127	$18,279,922	$—	$27,592,049

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $6,315,888 and transfers from Level 2 to 1 were $4,251,572. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

39

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Kuwait: 19.4%
44,650	Boubyan Bank KSC #	$56,256
30,129	Boubyan Petrochemicals Co.	51,912
38,014	Burgan Bank #	40,992
102,609	Gulf Bank KSC #	78,936
176,446	Kuwait Finance House #	266,396
29,358	Kuwait Investment Projects Co. KSCC #	48,834
29,418	Mabanee Co. SAKC #	73,272
148,635	Mobile Telecommunications Co. KSC #	165,113
189,714	National Bank of Kuwait SAK #	370,869
65,395	National Industries Group Holding SA #	24,705
47,455	Public Warehousing Co. KSC #	74,063
10,979	VIVA Kuwait Telecom Co. *	33,832
		1,285,180
Oman: 5.6%
143,091	Bank Muscat SAOG #	140,648
38,605	Oman Telecommunications Co.	162,943
34,268	Omani Qatari Telecommunications Co. SAOG #	66,065
		369,656
Qatar: 30.7%
5,505	Barwa Real Estate Co. QSC #	50,042
9,057	Commercial Bank of Qatar QSC #	92,314
7,164	Doha Bank QSC #	69,738
9,006	Ezdan Holding Group QSC #	44,452
2,629	Gulf International Services QSC #	26,533
8,559	Industries Qatar QSC #	231,142
20,796	Masraf Al Rayan QSC #	194,536
10,664	Mesaieed Petrochemical Holding Co. #	54,898
6,525	Ooredoo QSC	158,408
1,556	Qatar Electricity & Water Co. QSC #	88,909
1,290	Qatar Fuel Co. #	53,675
15,362	Qatar Gas Transport Co. Ltd. Nakilat #	97,215
6,686	Qatar Insurance Co. SAQ #	135,160
2,141	Qatar International Islamic Bank #	36,211
3,343	Qatar Islamic Bank SAQ #	88,275
11,879	Qatar National Bank SAQ #	457,721
3,175	Qatar Navigation QSC #	76,618
5,009	United Development Co. #	26,445
18,179	Vodafone Qatar QSC #	52,953
		2,035,245
South Korea: 3.1%
23,172	Samsung Engineering Co. Ltd. * #	208,308
United Arab Emirates: 35.6%
113,397	Abu Dhabi Commercial Bank #	187,510
132,401	Air Arabia PJSC #	47,365
182,102	Aldar Properties PJSC #	134,259
Number of Shares		Value

United Arab Emirates: (continued)
130,936	Arabtec Holding Co. PJSC * #	$48,893
98,084	DAMAC Properties Dubai Co. PJSC #	61,324
197,710	Dana Gas PJSC * #	29,783
9,612	DP World Ltd. (USD) #	159,769
92,642	Dubai Financial Market PJSC #	31,998
82,066	Dubai Investments PJSC #	45,955
71,540	Dubai Islamic Bank #	99,970
162,121	Dubai Parks & Resorts PJSC * # Reg S	69,169
113,031	Emaar Malls Group PJSC #	87,040
203,133	Emaar Properties PJSC #	345,496
100,710	Emirates Telecommunications Group Co. PJSC	519,576
65,139	First Gulf Bank PJSC #	223,926
75,412	National Bank of Abu Dhabi PJSC #	198,776
63,724	Union National Bank of Abu Dhabi PJSC #	71,248
		2,362,057
United Kingdom: 3.7%
23,488	Petrofac Ltd. #	245,166
United States: 2.0%
27,013	McDermott International, Inc. * †	133,444
Total Common Stocks (Cost: $5,560,497)		6,639,056

Principal Amount
SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 2.0% (Cost: $134,768)
Repurchase Agreement: 2.0%
$134,768	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $134,770; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $137,463 including accrued interest)	134,768
Total Investments: 102.1% (Cost: $5,695,265)		6,773,824
Liabilities in excess of other assets: (2.1)%		(140,687)
NET ASSETS: 100.0%		$6,633,137

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $126,770.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,578,941 which represents 84.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

40

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	1.1%	$69,169
Energy	8.8	585,816
Financials	56.6	3,758,599
Industrials	13.1	870,863
Materials	1.6	106,810
Telecommunication Services	17.5	1,158,890
Utilities	1.3	88,909
	100.0%	$6,639,056

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Kuwait	$85,744	$1,199,436	$—	$1,285,180
Oman	162,943	206,713	—	369,656
Qatar	158,408	1,876,837	—	2,035,245
South Korea	—	208,308	—	208,308
United Arab Emirates	519,576	1,842,481	—	2,362,057
United Kingdom	—	245,166	—	245,166
United States	133,444	—	—	133,444
Repurchase Agreement	—	134,768	—	134,768
Total	$1,060,115	$5,713,709	$—	$6,773,824

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $376,515 and transfers from Level 2 to Level 1 were $1,005,817. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

41

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.6%
Automobiles & Components: 2.0%
1,110,786	Amtek Auto Ltd. * #	$591,485
52,055	Atul Auto Ltd. #	380,902
179,921	Ceat Ltd. #	2,245,154
538,059	JK Tyre & Industries Ltd. #	719,462
		3,937,003
Banks: 10.0%
1,286,414	Allahabad Bank #	1,324,911
1,346,578	Andhra Bank #	1,157,759
1,318,448	Dena Bank * #	768,941
1,378,173	Development Credit Bank Ltd. * #	1,995,050
1,730,548	Dewan Housing Finance Corp. Ltd. #	5,247,626
1,501,648	Indian Overseas Bank * #	608,548
912,759	Karnataka Bank Ltd. #	1,912,792
354,774	Lakshmi Vilas Bank Ltd. #	520,746
684,337	Oriental Bank of Commerce #	1,102,277
6,540,025	South Indian Bank Ltd. #	1,899,307
1,578,537	Syndicate Bank #	1,710,804
1,382,105	UCO Bank #	890,904
		19,139,665
Capital Goods: 13.0%
98,791	BEML Ltd. #	1,253,758
171,186	BGR Energy Systems Ltd. * #	295,678
581,567	Escorts Ltd. #	1,901,256
362,811	Finolex Cables Ltd. #	1,959,085
30,917	Force Motors Ltd. #	1,401,573
3,773,742	Hindustan Construction Co. Ltd. * #	1,152,533
2,627,984	Jain Irrigation Systems Ltd. #	2,914,766
10,819,515	Jaiprakash Associates Ltd. * #	1,424,748
609,879	KEC International Ltd. #	1,310,095
6,522,104	Lanco Infratech Ltd. * #	470,273
178,934	Lloyd Electric & Engineering #	626,196
3,077,227	Nagarjuna Construction Co. Ltd. #	3,408,928
873,234	Pipavav Defence & Offshore Engineering Co. Ltd. * #	822,946
422,362	Praj Industries Ltd. #	593,882
2,736,608	Sintex Industries Ltd. #	3,298,382
58,648	SML Isuzu Ltd. #	1,015,619
498,847	Texmaco Rail & Engineering Ltd. #	696,201
273,721	Titagarh Wagons Ltd. #	366,943
		24,912,862
Consumer Durables & Apparel: 5.0%
239,717	Bajaj Electricals Ltd. #	846,086
489,953	Bombay Dyeing & Manufacturing Co. Ltd. #	336,932
233,565	Himatsingka Seide Ltd. #	797,503
53,753	Hitachi Home & Life Solutions India Ltd. #	1,115,468
93,656	Indo Count Industries Ltd. #	1,348,267
112,682	Kitex Garments Ltd. #	883,194
285,397	Mirza International Ltd. #	389,091
51,554	Monte Carlo Fashions Ltd. #	311,578
145,611	Raymond Ltd. #	1,006,705
27,616	TTK Prestige Ltd. #	1,926,008
335,241	VIP Industries Ltd. #	571,977
		9,532,809
Number of Shares		Value

Consumer Services: 2.0%
1,298,085	Chennai Super Kings Cricket Ltd. * # §	$21,636
753,109	Cox & Kings Ltd. #	1,881,802
547,194	Delta Corp. Ltd. #	780,047
30,641	Kaya Ltd. * #	396,883
134,034	Wonderla Holidays Ltd. #	807,161
		3,887,529
Consumer, Cyclical: 0.3%
278,191	Kesoram Industries Ltd. * #	552,402
Diversified Financials: 11.4%
171,461	Credit Analysis & Research Ltd.	2,525,871
216,460	Future Capital Holdings Ltd. #	1,820,610
7,228,423	IFCI Ltd. #	2,876,298
1,095,651	India Infoline Ltd. #	3,632,928
1,873,106	JM Financial Ltd. #	1,433,043
4,074,264	Manappuram Finance Ltd. #	4,183,879
1,333,405	PTC India Financial Services Ltd. #	751,203
302,910	Repco Home Finance Ltd. #	3,482,909
1,143,722	SREI Infrastructure Finance Ltd. #	1,227,872
		21,934,613
Energy: 0.8%
138,457	Aban Offshore Ltd. #	436,741
353,256	Chennai Petroleum Corp. Ltd. * #	1,036,613
		1,473,354
Food, Beverage & Tobacco: 6.5%
6,610,687	Bajaj Hindusthan Ltd. * #	2,085,017
1,210,590	Balrampur Chini Mills Ltd. * #	2,255,379
3,931,875	Future Consumer Enterprise Ltd. * #	1,383,486
252,550	Kaveri Seed Co. Ltd. #	1,665,156
555,759	Kwality Dairy India Ltd. #	915,479
98,951	Manpasand Beverages Ltd. #	810,575
432,762	McLeod Russel India Ltd. #	1,245,139
231,713	Prabhat Dairy Ltd. * # Reg S	339,556
526,003	Radico Khaitan Ltd. #	728,531
4,131,332	Shree Renuka Sugars Ltd. * #	1,050,994
		12,479,312
Household & Personal Products: 0.7%
352,050	Eveready Industries India Ltd. #	1,391,402
Materials: 10.6%
94,345	Andhra Pradesh Paper Mills * #	420,371
70,365	Atul Ltd. #	2,142,698
527,051	Century Plyboards India Ltd. #	1,533,270
264,971	Century Textile & Industries Ltd. #	2,600,414
987,262	Chambal Fertilizers & Chemicals Ltd. #	1,039,553
1,214,510	India Cements Ltd. * #	2,045,825
476,243	Jai Corp. Ltd. #	536,977
903,030	Jindal Saw Ltd. #	715,494
279,143	JK Lakshmi Cement Ltd. #	1,601,649
40,952	Monsanto India Ltd. #	1,574,449
35,400	Nilkamal Ltd. #	663,238
461,330	Rallis India Ltd. #	1,515,403
817,966	Rashtriya Chemicals & Fertilizers Ltd. #	596,660
314,488	SH Kelkar & Co. Ltd. # Reg S 144A	995,942
178,355	Sharda Cropchem Ltd. #	1,037,317
36,533	Tata Sponge Iron Ltd. #	338,955
891,344	Welspun Corp. Ltd. #	1,056,294
		20,414,509

See Notes to Financial Statements

42

Number of Shares		Value

Media: 4.5%
775,015	DEN Networks Ltd. * #	$1,053,338
222,034	Eros International Media Ltd. * #	700,132
230,904	PVR Ltd. #	3,464,345
141,514	TV Today Network Ltd. #	620,139
4,066,899	TV18 Broadcast Ltd. * #	2,723,577
		8,561,531
Pharmaceuticals, Biotechnology: 3.0%
244,690	Bliss Gvs Pharma Ltd. #	334,396
382,868	Dishman Pharmaceuticals & Chemicals Ltd. #	793,652
514,096	Granules India Ltd. #	1,056,985
201,215	JB Chemicals & Pharmaceuticals Ltd. #	748,091
1,861,077	Marksans Pharma Ltd. #	1,322,793
503,244	Suven Life Sciences Ltd. #	1,542,882
		5,798,799
Real Estate: 6.5%
1,079,234	Anant Raj Industries Ltd. #	784,778
577,072	DB Realty Ltd. * #	442,050
1,946,553	Housing Development & Infrastructure Ltd. * #	2,996,105
2,848,878	Indiabulls Real Estate Ltd. * #	3,956,090
433,887	OMAXE Ltd. #	1,029,160
319,870	Sobha Developers Ltd. #	1,556,067
18,090,857	Unitech Ltd. * #	1,725,051
		12,489,301
Retailing: 3.8%
556,581	Bharti Retail Ltd. * # §	1,080,672
921,587	Future Enterprises Ltd. #	342,181
125,946	Infibeam Incorporation Ltd. *	1,311,615
145,256	Makemytrip Ltd. (USD) *	2,158,504
424,871	PC Jeweller Ltd. #	2,437,543
		7,330,515
Software & Services: 8.5%
25,844	8K Miles Software Services Ltd. * #	711,762
1,598,813	Firstsource Solutions Ltd. * #	1,102,645
282,814	Geometric Ltd. #	931,842
925,439	HCL Infosystems Ltd. * #	541,063
239,651	Intellect Design Arena Ltd. * #	727,230
1,307,944	KPIT Cummins Infosystems Ltd. #	3,583,355
54,906	Majesco Ltd. * #	439,709
801,581	NIIT Ltd. * #	1,026,282
296,440	NIIT Technologies Ltd. #	2,260,434
255,521	OnMobile Global Ltd. #	374,815
Number of Shares		Value

Software & Services: (continued)
220,692	Polaris Software Lab Ltd. #	$639,194
152,287	Quick Heal Technologies Ltd. * # Reg S 144A	611,309
788,034	Rolta India Ltd. #	753,170
290,364	Take Solutions Ltd. #	758,945
73,868	Tata Elxsi Ltd. #	1,867,232
		16,328,987
Technology Hardware & Equipment: 1.4%
205,465	Astra Microwave Products Ltd. #	376,511
711,344	Redington India Ltd. #	1,094,484
937,488	Sterlite Technologies Ltd. #	1,232,939
		2,703,934
Telecommunication Services: 1.2%
6,002,742	Himachal Futuristic Communications Ltd. * #	1,635,955
1,494,521	Mahanagar Telephone Nigam Ltd. * #	495,517
181,136	Sterlite Power Transmission Ltd * # §	240,862
		2,372,334
Transportation: 5.7%
47,050	Dredging Corp. of India Ltd. #	301,468
569,597	Gateway Distriparks Ltd. #	2,616,471
208,101	Gati Ltd. #	533,880
7,180,388	GVK Power & Infrastructure Ltd. * #	618,412
269,482	Jet Airways India Ltd. * #	2,225,846
267,823	Navkar Corp. Ltd. * # Reg S 144A	859,969
1,012,911	Shipping Corp of India Ltd. * #	1,008,683
396,375	Snowman Logistics Ltd. #	476,612
1,422,049	SpiceJet Ltd. * #	1,373,346
216,453	VRL Logistics Ltd. #	1,023,628
		11,038,315
Utilities: 3.7%
2,609,030	Adani Transmission Ltd. * #	1,505,507
89,357	BF Utilities Ltd. * #	703,208
6,969,693	Jaiprakash Power Ventures Ltd. * #	513,423
1,755,518	PTC India Ltd. #	2,010,484
263,945	VA Tech Wabag Ltd. #	2,324,271
		7,056,893
Total Common Stocks (Cost: $171,273,014)		193,336,069
Liabilities in excess of other assets: (0.6)%		(1,226,963)
NET ASSETS: 100.0%		$192,109,106

USD	United States Dollar
(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $187,340,079 which represents 97.5% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,343,170 which represents 0.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $2,467,220, or 1.3% of net assets.

See Notes to Financial Statements

43

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(unaudited) (continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	17.5%	$33,801,789
Consumer Staples	7.2	13,870,714
Energy	0.8	1,473,354
Financials	27.7	53,563,579
Health Care	3.0	5,798,799
Industrials	18.9	36,654,385
Information Technology	9.8	19,032,921
Materials	10.6	20,414,509
Telecommunication Services	1.2	2,372,334
Utilities	3.3	6,353,685
	100.0%	$193,336,069

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$3,937,003	$—	$3,937,003
Banks	—	19,139,665	—	19,139,665
Capital Goods	—	24,912,862	—	24,912,862
Consumer Durables & Apparel	—	9,532,809	—	9,532,809
Consumer Services	—	3,865,893	21,636	3,887,529
Consumer, Cyclical	—	552,402	—	552,402
Diversified Financials	2,525,871	19,408,742	—	21,934,613
Energy	—	1,473,354	—	1,473,354
Food, Beverage & Tobacco	—	12,479,312	—	12,479,312
Household & Personal Products	—	1,391,402	—	1,391,402
Materials	—	20,414,509	—	20,414,509
Media	—	8,561,531	—	8,561,531
Pharmaceuticals, Biotechnology	—	5,798,799	—	5,798,799
Real Estate	—	12,489,301	—	12,489,301
Retailing	3,470,119	2,779,724	1,080,672	7,330,515
Software & Services	—	16,328,987	—	16,328,987
Technology Hardware & Equipment	—	2,703,934	—	2,703,934
Telecommunication Services	—	2,131,472	240,862	2,372,334
Transportation	—	11,038,315	—	11,038,315
Utilities	—	7,056,893	—	7,056,893
Total	$5,995,990	$185,996,909	$1,343,170	$193,336,069

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $1,160,936. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2016:

	Common Stocks
	Consumer Services	Retailing	Telecommunication Services
Balance as of December 31, 2015	$44,148	$—	$—
Realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)	(22,512)	(14,440)	(62,178)
Purchases	—	1,095,112	303,040
Sales	—	—	—
Transfers in and/or out of level 3	—	—	—
Balance as of June 30, 2016	$21,636	$1,080,672	$240,862

See Notes to Financial Statements

44

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 98.7%
Automobiles & Components: 7.3%
13,360,200	Astra International Tbk PT #	$7,531,971
Banks: 24.6%
8,042,300	Bank Central Asia Tbk PT #	8,143,294
2,870,248	Bank Danamon Indonesia Tbk PT #	771,212
8,317,451	Bank Mandiri Persero Tbk PT #	6,018,966
9,712,132	Bank Negara Indonesia Persero Tbk PT #	3,848,811
8,037,500	Bank Rakyat Indonesia Tbk PT #	6,613,514
		25,395,797
Capital Goods: 3.0%
2,271,700	Adhi Karya Persero Tbk PT #	481,217
2,711,100	Pembangunan Perumahan Persero Tbk PT #	803,598
6,008,488	Waskita Karya Persero Tbk PT #	1,166,428
2,802,200	Wijaya Karya Persero Tbk PT #	630,582
		3,081,825
Diversified Financials: 1.3%
1,893,250	First Pacific Company Ltd. (HKD) #	1,374,514
Energy: 4.6%
20,822,900	Adaro Energy Tbk PT #	1,353,248
2,706,725	Banpu PCL (NVDR) (THB) † #	1,137,759
1,991,269	United Tractors Tbk PT #	2,246,684
		4,737,691
Food, Beverage & Tobacco: 13.4%
501,133	Astra Agro Lestari Tbk PT * #	562,197
9,394,100	Charoen Pokphand Indonesia Tbk PT #	2,689,164
639,400	First Resources Ltd. (SGD) #	746,726
6,466,500	Golden Agri-Resources Ltd. (SGD) #	1,693,474
601,300	Gudang Garam Tbk PT #	3,146,113
1,442,400	Indofood Cbp Sukses Makmur Tbk PT #	1,896,194
5,716,100	Indofood Sukses Makmur Tbk PT #	3,145,106
		13,878,974
Health Care Equipment & Services: 0.7%
3,410,097	Mitra Keluarga Karyasehat Tbk PT # Reg S	712,393
Household & Personal Products: 4.9%
1,490,100	Unilever Indonesia Tbk PT #	5,092,759
Materials: 4.8%
1,725,400	Indocement Tunggal Prakarsa Tbk PT #	2,218,929
3,784,200	Semen Gresik Persero Tbk PT #	2,695,410
		4,914,339
Media: 0.6%
3,717,500	Media Nusantara Citra Tbk PT #	623,676
Pharmaceuticals, Biotechnology: 3.0%
26,243,400	Kalbe Farma Tbk PT #	3,054,030
Real Estate: 8.6%
11,777,800	Bumi Serpong Damai Tbk PT #	1,895,261
9,980,243	Ciputra Development Tbk PT #	1,101,545
13,529,000	Hanson International Tbk PT * #	804,469
23,136,200	Lippo Karawaci Tbk PT #	2,009,939
30,097,800	Pakuwon Jati Tbk PT #	1,412,825
11,645,900	Summarecon Agung Tbk PT #	1,610,466
		8,834,505
Number
of Shares		Value

Retailing: 7.9%
128,588	Jardine Cycle & Carriage Ltd. (SGD) #	$3,520,774
3,039,300	Matahari Department Store Tbk PT #	4,632,224
		8,152,998
Telecommunication Services: 10.7%
138,078	Telekomunikasi Indonesia Tbk PT (ADR)	8,486,274
2,560,500	Tower Bersama Infrastructure Tbk PT #	1,283,540
4,731,275	XL Axiata Tbk PT * #	1,315,302
		11,085,116
Transportation: 1.0%
2,656,100	Jasa Marga Persero Tbk PT #	1,065,577
Utilities: 2.3%
13,571,800	Perusahaan Gas Negara Tbk PT #	2,419,948
Total Common Stocks (Cost: $125,643,752)		101,956,113
REAL ESTATE INVESTMENT TRUST: 0.6% (Cost: $726,411)
Real Estate: 0.6%
2,299,200	Lippo Malls Indonesia Retail Trust	597,905
WARRANTS: 0.4% (Cost: $0)
Energy: 0.4%
1,730,575	Banpu PCL Warrants (THB 5.00, expiring 06/05/17) † *	453,082
MONEY MARKET FUND: 0.1% (Cost: $47,944)
47,944	Dreyfus Government Cash Management Fund	47,944
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $126,418,107)		103,055,044

Principal
Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.4%
(Cost: $457,416)
Repurchase Agreement: 0.4%
$457,416	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $457,422; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $466,564 including accrued interest)	457,416
Total Investments: 100.2% (Cost: $126,875,523)		103,512,460
Liabilities in excess of other assets: (0.2)%		(213,872)
NET ASSETS: 100.0%		$103,298,588

See Notes to Financial Statements

45

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $431,367.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $93,469,839 which represents 90.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	15.8%	$16,308,645
Consumer Staples	18.4	18,971,733
Energy	5.0	5,190,773
Financials	35.1	36,202,721
Health Care	3.7	3,766,423
Industrials	4.0	4,147,402
Materials	4.8	4,914,339
Telecommunication Services	10.8	11,085,116
Utilities	2.4	2,419,948
Money Market Fund	0.0	47,944
	100.0%	$103,055,044

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$7,531,971	$—	$7,531,971
Banks	—	25,395,797	—	25,395,797
Capital Goods	—	3,081,825	—	3,081,825
Diversified Financials	—	1,374,514	—	1,374,514
Energy	—	4,737,691	—	4,737,691
Food, Beverage & Tobacco	—	13,878,974	—	13,878,974
Health Care Equipment & Services	—	712,393	—	712,393
Household & Personal Products	—	5,092,759	—	5,092,759
Materials	—	4,914,339	—	4,914,339
Media	—	623,676	—	623,676
Pharmaceuticals, Biotechnology	—	3,054,030	—	3,054,030
Real Estate	—	8,834,505	—	8,834,505
Retailing	—	8,152,998	—	8,152,998
Telecommunication Services	8,486,274	2,598,842	—	11,085,116
Transportation	—	1,065,577	—	1,065,577
Utilities	—	2,419,948	—	2,419,948
Real Estate Investment Trust
Real Estate	597,905	—	—	597,905
Warrants
Energy	453,082	—	—	453,082
Money Market Fund	47,944	—	—	47,944
Repurchase Agreement	—	457,416	—	457,416
Total	$9,585,205	$93,927,255	$—	$103,512,460

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

46

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 100.0%
Capital Goods: 11.4%
1,254,000	Garuda Metalindo Tbk PT #	$86,519
6,273,000	Sitara Propertindo Tbk PT * #	319,078
5,622,600	Surya Semesta Internusa Tbk PT #	265,109
		670,706
Consumer Durables & Apparel: 4.1%
12,269,500	Sri Rejeki Isman Tbk PT #	242,693
Energy: 14.0%
7,564,700	Berau Coal Energy Tbk PT * # §	0
4,165,500	Elnusa Tbk PT #	163,647
1,970,700	Energy Earth PCL (NVDR) (THB) #	263,980
864,800	Geo Energy Resources Ltd. (SGD) * #	72,911
11,200	Japan Drilling Co. Ltd. #	242,497
2,518,000	Soechi Lines Tbk PT #	80,901
		823,936
Food, Beverage & Tobacco: 3.9%
1,894,300	Tiga Pilar Sejahtera Food Tbk * #	228,216
Materials: 1.9%
7,044,000	Enviro Energy International Holdings Ltd. (HKD) * #	112,814
Media: 2.4%
5,872,900	Visi Media Asia Tbk PT * #	139,205
Number
of Shares		Value

Pharmaceuticals, Biotechnology: 3.3%
26,300	3-D Matrix Ltd. * #	$192,927
Real Estate: 47.5%
7,226,600	Bekasi Fajar Industrial Estate Tbk PT #	146,048
7,430,500	Eureka Prima Jakarta Tbk PT * #	157,509
10,722,900	Intiland Development Tbk PT #	475,909
21,954,501	Kawasan Industri Jababeka Tbk PT #	473,996
693,700	Lippo Cikarang Tbk PT * #	408,840
13,863,000	Modernland Realty Tbk PT #	462,501
18,212,400	Nirvana Development Tbk PT * #	144,915
8,767,000	PP Properti Tbk PT #	336,281
28,334,600	Sentul City Tbk PT #	189,599
		2,795,598
Retailing: 5.9%
12,206,500	Multipolar Tbk PT #	343,659
Technology Hardware & Equipment: 5.6%
2,068,900	Erajaya Swasembada Tbk PT #	91,873
7,752,300	Sigmagold Inti Perkasa Tbk PT * #	237,095
		328,968
Total Common Stocks
(Cost: $7,370,878)		5,878,722
Other assets less liabilities: 0.0%		2,268
NET ASSETS: 100.0%		$5,880,990

HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,878,722 which represents 100.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	12.3%	$725,557
Consumer Staples	3.9	228,216
Energy	14.0	823,936
Financials	47.6	2,795,598
Health Care	3.3	192,927
Industrials	11.4	670,706
Information Technology	5.6	328,968
Materials	1.9	112,814
	100.0%	$5,878,722

See Notes to Financial Statements

47

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Capital Goods	$—	$670,706	$—	$670,706
Consumer Durables & Apparel	—	242,693	—	242,693
Energy	—	823,936	0	823,936
Food, Beverage & Tobacco	—	228,216	—	228,216
Materials	—	112,814	—	112,814
Media	—	139,205	—	139,205
Pharmaceuticals, Biotechnology	—	192,927	—	192,927
Real Estate	—	2,795,598	—	2,795,598
Retailing	—	343,659	—	343,659
Technology Hardware & Equipment	—	328,968	—	328,968
Total	$—	$5,878,722	$0	$5,878,722

There were no transfers between levels during the period of June 30, 2016.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2016:

	Common Stocks
	Energy	Materials
Balance as of December 31, 2015	$0	$44,016
Realized gain (loss)	—	(101,499)
Net change in unrealized appreciation (depreciation)	0	—
Purchases	—	—
Sales	—	57,483
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2016	$0	—

See Notes to Financial Statements

48

ISRAEL ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.2%
Banks: 10.5%
291,535	Bank Hapoalim BM #	$1,471,905
396,533	Bank Leumi Le-Israel BM * #	1,395,311
19,617	First International Bank of Israel Ltd. † #	240,512
302,515	Israel Discount Bank Ltd. * † #	522,084
37,747	Mizrahi Tefahot Bank Ltd. #	436,198
		4,066,010
Capital Goods: 4.0%
7,514	Caesarstone Sdot-Yam Ltd. (USD) *	261,187
6,905	Elbit Systems Ltd. #	626,646
8,306	Elco Holdings Ltd. #	89,703
945	Electra Ltd. #	116,813
8,869	Kornit Digital Ltd. (USD) *	86,561
103,600	Sarine Technologies Ltd. (SGD) #	131,056
55,602	Shapir Engineering and Industry Ltd. #	93,405
85,887	Shikun & Binui Ltd. #	146,698
		1,552,069
Consumer Durables & Apparel: 1.2%
5,100	Delta-Galil Industries Ltd. #	137,273
6,898	Fox Wizel Ltd. #	87,265
31,648	Maytronics Ltd. #	94,118
7,168	SodaStream International Ltd. (USD) *	152,893
		471,549
Consumer Services: 0.4%
61,202	888 Holdings Plc (GBP) #	168,141
Diversified Financials: 0.5%
22,422	Plus500 Ltd. (GBP)	195,878
Energy: 4.2%
17,965	Alon USA Energy, Inc. (USD) †	116,413
263	Delek Energy Systems Ltd. * † #	137,249
1,535	Delek Group Ltd. #	299,477
18,472	Delek US Holdings, Inc. (USD)	244,015
4,082	Jerusalem Oil Exploration * #	159,881
22,956	Naphtha Israel Petroleum Corp. Ltd. * #	113,140
542,199	Oil Refineries Ltd. * † #	191,624
2,159	Paz Oil Co. Ltd. † #	347,583
		1,609,382
Food & Staples Retailing: 0.6%
3,316	Rami Levi Chain Stores Hashikma Marketing Ltd. #	125,244
36,365	Shufersal Ltd. #	122,000
		247,244
Food, Beverage & Tobacco: 0.6%
13,757	Strauss Group Ltd. #	216,807
Health Care Equipment & Services: 0.9%
18,274	EndoChoice Holdings, Inc. (USD) *	89,543
15,106	Mazor Robotics Ltd. * † #	134,791
16,515	Syneron Medical Ltd. (USD) *	127,000
		351,334
Insurance: 1.6%
12,873	Clal Insurance Enterprises Holdings Ltd. * † #	130,287
46,228	Harel Insurance Investments & Financial Services Ltd. #	161,815
14,028	Menorah Mivtachim Holdings Ltd. * #	109,356
Number of Shares		Value

Insurance: (continued)
190,994	Migdal Insurance & Financial Holding Ltd. * † #	$109,384
42,730	Phoenix Holdings Ltd. * #	98,083
		608,925
Materials: 3.5%
11,672	Frutarom Industries Ltd. #	540,026
152,810	Israel Chemicals Ltd. #	596,650
1,303	Israel Corp. Ltd. #	206,625
		1,343,301
Pharmaceuticals, Biotechnology: 25.5%
16,820	Alcobra Ltd. (USD) *	75,522
23,658	Chiasma, Inc. (USD) * †	68,372
22,195	Compugen Ltd. (USD) *	143,824
12,659	Enzymotec Ltd. (USD) *	105,829
16,570	Evogene Ltd. * #	103,334
14,776	Foamix Pharmaceuticals Ltd. (USD) *	93,828
25,357	Kamada Ltd. * #	93,983
15,688	Medgenics, Inc. (USD) *	87,068
6,350	Neuroderm Ltd. (USD) * †	103,187
89,123	Opko Health, Inc. (USD) * †	832,409
31,430	Perrigo Co. Plc (USD)	2,849,758
63,194	Pluristem Therapeutics, Inc. (USD) *	84,048
9,623	Redhill Biopharma Ltd. (ADR) * †	105,083
3,470	Taro Pharmaceutical Industries Ltd. (USD) *	505,232
91,109	Teva Pharmaceutical Industries Ltd. #	4,621,045
		9,872,522
Real Estate: 5.1%
7,899	Africa Israel Properties Ltd. #	122,515
5,588	Alrov Properties and Lodgings Ltd. #	111,474
43,437	Amot Investments Ltd. #	177,482
10,446	Azrieli Group Ltd. #	445,172
354	Bayside Land Corp. #	121,405
1,979	Big Shopping Centers Ltd. #	116,074
3,347	Blue Square Real Estate Ltd.	109,941
30,555	Gazit-Globe Ltd. #	273,989
83,603	Jerusalem Economy Ltd. * #	150,940
5,645	Melisron Ltd. #	227,416
1,330	Property & Building Corp. #	96,416
		1,952,824
Retailing: 0.4%
16,603	Delek Automotive Systems Ltd. #	139,228
Semiconductor: 3.4%
7,171	Ceva, Inc. (USD) *	194,836
10,965	DSP Group, Inc. (USD) *	116,339
9,408	Mellanox Technologies Ltd. (USD) *	451,208
12,507	Nova Measuring Instruments Ltd. * #	136,901
6,749	SolarEdge Technologies, Inc. (USD) * †	132,280
23,942	Tower Semiconductor Ltd. (USD) * †	297,360
		1,328,924
Software & Services: 27.2%
20,430	Allot Communications Ltd. (USD) * †	100,516
39,553	Amdocs Ltd. (USD)	2,282,999
10,526	Attunity Ltd. (USD) *	97,997
30,488	Check Point Software Technologies Ltd. (USD) *	2,429,284

See Notes to Financial Statements

49

ISRAEL ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Software & Services: (continued)
7,234	CyberArk Software Ltd. (USD) *	$351,500
3,714	Formula Systems Ltd. † #	121,077
7,529	Hilan Ltd.	100,938
8,088	Imperva, Inc. (USD) *	347,865
20,163	LivePerson, Inc. (USD) *	127,833
23,599	Magic Software Enterprises Ltd. (USD)	156,461
17,664	Matrix IT Ltd. #	113,222
41,876	Mobileye NV (USD) * †	1,932,159
16,627	NICE Systems Ltd. #	1,060,320
71,315	Perion Network Ltd. (USD) *	84,865
34,217	SafeCharge International Group Ltd. (GBP)	92,397
11,570	Sapiens International Corp. NV (USD)	135,485
4,788	Varonis Systems, Inc. (USD) * †	115,008
15,326	Verint Systems, Inc. (USD) *	507,750
9,468	Wix.com Ltd. (USD) *	287,354
84,773	XLMedia Plc (GBP) †	74,369
		10,519,399
Technology Hardware & Equipment: 4.1%
22,593	AudioCodes Ltd. (USD) *	94,665
52,890	Ceragon Networks Ltd. (USD) *	85,682
19,941	Gilat Satellite Networks Ltd. * #	85,626
6,991	Ituran Location and Control Ltd. (USD)	158,626
10,993	Orbotech Ltd. (USD) *	280,871
7,317	RADCOM Ltd. (USD) *	85,243
13,447	Radware Ltd. (USD) *	151,413
3,676	Silicom Ltd. (USD) †	109,912
13,534	Stratasys Ltd. (USD) *	309,793
20,941	SuperCom Ltd. (USD) * †	79,576
40,944	Telit Communications Plc (GBP) † #	133,720
		1,575,127
Telecommunication Services: 4.0%
622,494	Bezeq The Israeli Telecommunication Corp. Ltd. #	1,235,790
21,578	Cellcom Israel Ltd. * #	144,552
40,265	Partner Communications Co. Ltd. * #	184,850
		1,565,192
Transportation: 0.3%
186,525	El Al Israel Airlines #	123,546
Utilities: 1.2%
10,259	Ormat Technologies, Inc. (USD)	448,934
Total Common Stocks (Cost: $45,672,630)		38,356,336
REAL ESTATE INVESTMENT TRUST: 0.7% (Cost: $241,115)
Real Estate: 0.7%
32,295	Alony Hetz Properties & Investments Ltd. † #	264,498
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $45,913,745)		38,620,834
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 10.6%
Repurchase Agreements: 10.6%
$1,000,000	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $1,000,012; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $1,020,000 including accrued interest)	$1,000,000
1,000,000	Repurchase agreement dated 6/30/16 with HSBC Securities USA, Inc., 0.40%, due 7/1/16, proceeds $1,000,011; (collateralized by various U.S. government and agency obligations, 3.00% to 8.00%, due 8/1/22 to 6/1/46, valued at $1,020,003 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 6/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.44%, due 7/1/16, proceeds $1,000,012; (collateralized by various U.S. government and agency obligations, 4.00%, due 3/20/46 to 5/20/46, valued at $1,020,000 including accrued interest)	1,000,000
76,249	Repurchase agreement dated 6/30/16 with Mizuho Securities USA, Inc., 0.45%, due 7/1/16, proceeds $76,250; (collateralized by various U.S. government and agency obligations, 1.00% to 8.00%, due 6/1/22 to 11/20/45, valued at $77,774 including accrued interest)	76,249
1,000,000	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $1,000,012; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $4,076,249)		4,076,249
Total Investments: 110.5% (Cost: $49,989,994)		42,697,083
Liabilities in excess of other assets: (10.5)%		(4,046,858)
NET ASSETS: 100.0%		$38,650,225

See Notes to Financial Statements

50

ADR	American Depositary Receipt
GBP	British Pound
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,127,276.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $19,961,725 which represents 51.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.1%	$778,918
Consumer Staples	1.2	464,051
Energy	3.9	1,609,382
Financials	18.4	7,088,135
Health Care	26.5	10,223,856
Industrials	4.3	1,675,615
Information Technology	34.8	13,423,450
Materials	3.5	1,343,301
Telecommunication Services	4.1	1,565,192
Utilities	1.2	448,934
	100.0%	$38,620,834

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$4,066,010	$—	$4,066,010
Capital Goods	347,748	1,204,321	—	1,552,069
Consumer Durables & Apparel	152,893	318,656	—	471,549
Consumer Services	—	168,141	—	168,141
Diversified Financials	195,878	—	—	195,878
Energy	360,428	1,248,954	—	1,609,382
Food & Staples Retailing	—	247,244	—	247,244
Food, Beverage & Tobacco	—	216,807	—	216,807
Health Care Equipment & Services	216,543	134,791	—	351,334
Insurance	—	608,925	—	608,925
Materials	—	1,343,301	—	1,343,301
Pharmaceuticals, Biotechnology	5,054,160	4,818,362	—	9,872,522
Real Estate	109,941	1,842,883	—	1,952,824
Retailing	—	139,228	—	139,228
Semiconductor	1,192,023	136,901	—	1,328,924
Software & Services	9,224,780	1,294,619	—	10,519,399
Technology Hardware & Equipment	1,355,781	219,346	—	1,575,127
Telecommunication Services	—	1,565,192	—	1,565,192
Transportation	—	123,546	—	123,546
Utilities	448,934	—	—	448,934
Real Estate Investment Trust
Real Estate	—	264,498	—	264,498
Repurchase Agreements	—	4,076,249	—	4,076,249
Total	$18,659,109	$24,037,974	$—	$42,697,083

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $256,049 and transfers from Level 2 to Level 1 were $184,981. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

51

POLAND ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.5%
Banks: 30.8%
42,976	Alior Bank SA * † #	$569,631
17,239	Bank Handlowy w Warszawie SA #	312,714
217,667	Bank Millennium SA * †	257,155
27,633	Bank Pekao SA † #	960,829
9,063	Bank Zachodni WBK SA #	603,578
5,573	mBank SA * † #	436,614
142,660	PKO Bank Polski SA * #	842,130
		3,982,651
Consumer Durables & Apparel: 7.5%
446	LPP SA #	569,863
9,719	NG2 SA † #	393,358
		963,221
Energy: 15.8%
40,003	Grupa Lotos SA * #	308,176
54,092	Polski Koncern Naftowy Orlen SA † #	946,255
551,795	Polskie Gornictwo Naftowe I Gazownictwo SA #	783,432
		2,037,863
Food & Staples Retailing: 8.4%
41,106	Eurocash SA #	479,688
38,445	Jeronimo Martins, SGPS SA (EUR) #	607,000
		1,086,688
Insurance: 7.5%
132,980	Powszechny Zaklad Ubezpieczen SA #	965,082
Materials: 7.5%
43,052	KGHM Polska Miedz SA #	723,597
265,375	Synthos SA * † #	242,110
		965,707
Media: 3.6%
82,564	Cyfrowy Polsat SA * #	460,003
Software & Services: 4.4%
30,225	Asseco Poland SA #	399,223
24,106	CD Projekt SA * #	167,208
		566,431
Telecommunication Services: 3.4%
339,377	Orange Polska SA #	435,834
Utilities: 11.6%
114,157	Enea SA #	285,824
68,179	Energa SA #	164,103
232,091	Polska Grupa Energetyczna SA #	696,224
499,457	Tauron Polska Energia SA #	358,849
		1,505,000
Total Common Stocks (Cost: $20,387,943)		12,968,480
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 17.8%
Repurchase Agreements: 17.8%
$1,000,000	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $1,000,014; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $1,020,000 including accrued interest)	$1,000,0000
301,422	Repurchase agreement dated 6/30/16 with Deutsche Bank Securities, Inc., 0.42%, due 7/1/16, proceeds $301,426; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/31/16 to 9/30/21, valued at $307,450 including accrued interest)	301,422
1,000,000	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $1,000,012; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,301,422)		2,301,422
Total Investments: 118.3% (Cost: $22,689,365)		15,269,902
Liabilities in excess of other assets: (18.3)%		(2,361,659)
NET ASSETS: 100.0%		$12,908,243

EUR	Euro
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,190,245.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $12,711,325 which represents 98.5% of net assets.

See Notes to Financial Statements

52

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	11.0%	$1,423,224
Consumer Staples	8.4	1,086,688
Energy	15.7	2,037,863
Financials	38.1	4,947,733
Information Technology	4.4	566,431
Materials	7.4	965,707
Telecommunication Services	3.4	435,834
Utilities	11.6	1,505,000
	100.0%	$12,968,480

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$257,155	$3,725,496	$—	$3,982,651
Consumer Durables & Apparel	—	963,221	—	963,221
Energy	—	2,037,863	—	2,037,863
Food & Staples Retailing	—	1,086,688	—	1,086,688
Insurance	—	965,082	—	965,082
Materials	—	965,707	—	965,707
Media	—	460,003	—	460,003
Software & Services	—	566,431	—	566,431
Telecommunication Services	—	435,834	—	435,834
Utilities	—	1,505,000	—	1,505,000
Repurchase Agreements	—	2,301,422	—	2,301,42
Total	$257,155	$15,012,747	$—	$15,269,902

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $636,853 and transfers from Level 2 to Level 1 were $366,318. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

53

RUSSIA ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 95.4%
Banks: 12.5%
15,703,255	Sberbank of Russia (ADR) #	$137,724,801
32,683,715	VTB Bank OJSC (GDR) # Reg S	67,623,489
7,358,060,000	VTB Bank PJSC #	7,836,334
		213,184,624
Diversified Financials: 2.6%
25,218,712	Moscow Exchange MICEX-RTS PJSC #	44,419,962
Energy: 35.2%
2,953,185	Lukoil PJSC (ADR) #	123,601,518
989,278	Novatek OAO (GDR) # Reg S	101,214,140
31,115,712	OAO Gazprom (ADR) #	134,449,996
14,725,640	Rosneft Oil Co. (GDR) # Reg S	75,760,340
14,951,614	Surgutneftegas OJSC (ADR) #	76,295,231
2,864,631	Tatneft PJSC (ADR) #	88,428,016
		599,749,241
Food & Staples Retailing: 10.5%
5,355,139	Lenta Ltd. (GDR) * # Reg S	38,850,794
3,193,572	Magnit OAO (GDR) # Reg S	106,470,775
1,671,682	X5 Retail Group NV (GDR) * # Reg S	33,518,801
		178,840,370
Materials: 17.6%
31,775,696	Alrosa PJSC #	34,478,410
6,966,402	MMC Norilsk Nickel PJSC (ADR) #	93,303,356
1,565,090	Novolipetsk Steel (GDR) # Reg S	20,496,982
2,391,666	PhosAgro OAO (GDR) # Reg S	35,370,896
4,289,665	Polymetal International (GBP) #	60,364,602
3,281,483	Severstal OAO (GDR) # Reg S	36,135,346
7,710,420	Uralkali PJSC * #	21,110,752
		301,260,344
Number
of Shares		Value

Software & Services: 6.5%
1,946,948	Mail.ru Group Ltd. (GDR) * Reg S	$35,434,454
3,440,526	Yandex NV (USD) *	75,175,493
		110,609,947
Telecommunication Services: 9.2%
2,197,332	MegaFon PJSC (GDR) # Reg S	22,946,373
8,547,191	Mobile TeleSystems OJSC (ADR)	70,770,741
2,881,820	Rostelecom OJSC (ADR) #	24,973,898
3,240,672	Sistema JSFC (GDR) Reg S	24,402,260
3,588,587	VimpelCom Ltd. (ADR)	13,923,718
		157,016,990
Utilities: 1.3%
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # §	0
23,776,119	RusHydro PJSC (ADR) #	21,814,875
		21,814,875
Total Common Stocks (Cost: $1,988,851,343)		1,626,896,875
PREFERRED STOCK: 4.5% (Cost: $60,228,806)
Energy: 4.5%
29,187	AK Transneft OAO #	76,209,469
MONEY MARKET FUND: 0.1% (Cost: $1,621,166)
1,621,166	Dreyfus Government Cash Management Fund	1,621,166
Total Investments: 100.0% (Cost: $2,050,701,315)		1,704,726,988
Liabilities in excess of other assets: (0.0)%		81,461
NET ASSETS: 100.0%		$1,704,808,449

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,483,399,156 which represents 87.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

54

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Staples	10.5%	$178,840,370
Energy	39.6	675,958,710
Financials	15.1	257,604,586
Information Technology	6.5	110,609,947
Materials	17.7	301,260,344
Telecommunication Services	9.2	157,016,990
Utilities	1.3	21,814,875
Money Market Fund	0.1	1,621,166
	100.0%	$1,704,726,988

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$213,184,624	$—	$213,184,624
Diversified Financials	—	44,419,962	—	44,419,962
Energy	—	599,749,241	—	599,749,241
Food & Staples Retailing	—	178,840,370	—	178,840,370
Materials	—	301,260,344	—	301,260,344
Software & Services	110,609,947	—	—	110,609,947
Telecommunication Services	109,096,719	47,920,271	—	157,016,990
Utilities	—	21,814,875	0	21,814,875
Preferred Stock
Energy	—	76,209,469	—	76,209,469
Money Market Fund	1,621,166	—	—	1,621,166
Total	$221,327,832	$1,483,399,156	$0	$1,704,726,998

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $69,271,903 and transfers from Level 2 to Level 1 were $79,675,174. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2016:

Common Stocks
Utilities
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	0
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2016	$0

See Notes to Financial Statements

55

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 100.5%
Banks: 3.4%
353,748	TCS Group Holding Plc (GDR) # Reg S	$1,818,343
Diversified Financials: 2.1%
207,134	Vostok New Ventures Ltd. (SDR) (SEK) * #	1,159,526
Energy: 4.4%
57,732	CAT Oil AG (EUR) #	423,949
721,384	OAO TMK (GDR) # Reg S	1,977,189
		2,401,138
Food & Staples Retailing: 2.5%
587,068	O’Key Group SA (GDR) # Reg S	1,362,996
Food, Beverage & Tobacco: 4.8%
174,361	Ros Agro Plc (GDR) Reg S	2,580,543
Materials: 17.6%
51,269	Acron JSC * #	2,808,209
1,265,565	Evraz Plc (GBP) * #	2,335,833
1,034,793	Highland Gold Mining Ltd. (GBP)	1,452,477
624,403	Mechel PJSC (ADR) *	1,048,997
14,617,053	Petropavlovsk Plc (GBP) * #	1,431,662
1,150,672	Raspadskaya OJSC * #	513,383
		9,590,561
Media: 3.8%
1,094,072	ITE Group Plc (GBP) #	2,080,032
Real Estate: 12.5%
849,829	Etalon Group Ltd. (GDR) Reg S	2,077,832
1,352,012	LSR Group PJSC (GDR) # Reg S	3,831,298
1,819,917	Raven Russia Ltd. (GBP) *	906,242
		6,815,372
Number of Shares		Value

Software & Services: 4.2%
173,859	Qiwi Plc (ADR)	$2,277,553
Transportation: 12.2%
3,260,991	Aeroflot - Russian Airlines OJSC * #	4,371,257
571,574	Globaltrans Investment Plc (GDR) Reg S	2,240,570
		6,611,827
Utilities: 33.0%
1,873,851,200	Federal Grid Co. Unified Energy System JSC #	4,589,062
124,626,600	Inter Rao Ues PJSC #	4,923,872
72,270,800	Mosenergo PJSC #	1,829,319
271,081,600	OGK-2 PJSC #	1,181,916
219,652,200	Rosseti PJSC * #	2,129,528
76,924,000	Unipro PJSC #	3,310,655
		17,964,352
Total Common Stocks (Cost: $56,726,117)		54,662,243
Liabilities in excess of other assets: (0.5)%		(270,104)
NET ASSETS: 100.0%		$54,392,139

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
SDR	Special Drawing Right
SEK	Swedish Krona
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $42,078,029 which represents 77.4% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

56

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	3.8%	$2,080,032
Consumer Staples	7.2	3,943,539
Energy	4.4	2,401,138
Financials	17.9	9,793,241
Industrials	12.1	6,611,827
Information Technology	4.2	2,277,553
Materials	17.5	9,590,561
Utilities	32.9	17,964,352
	100.0%	$54,662,243

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$1,818,343	$—	$1,818,343
Diversified Financials	—	1,159,526	—	1,159,526
Energy	—	2,401,138	—	2,401,138
Food & Staples Retailing	—	1,362,996	—	1,362,996
Food, Beverage & Tobacco	2,580,543	—	—	2,580,543
Materials	2,501,474	7,089,087	—	9,590,561
Media	—	2,080,032	—	2,080,032
Real Estate	2,984,074	3,831,298	—	6,815,372
Software & Services	2,277,553	—	—	2,277,553
Transportation	2,240,570	4,371,257	—	6,611,827
Utilities	—	17,964,352	—	17,964,352
Total	$12,584,214	$42,078,029	$—	$54,662,243

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $5,777,575 and transfers from Level 2 to Level 1 were $921,480. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

57

VIETNAM ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.8%
Automobiles & Components: 3.7%
3	Danang Rubber JSC #	$5
3,487,000	Eurocharm Holdings Co. Ltd. ‡ #	12,577,119
		12,577,124
Banks: 16.1%
12,968,798	Bank for Foreign Trade of Vietnam JSC #	27,588,866
38,434,853	Saigon Thuong Tin Commercial JSB * #	19,531,438
3,277,289	Saigon Thuong Tin Commercial JSB * # §	1,665,420
22,299,621	Saigon-Hanoi Commercial Joint Stock Bank * #	6,110,475
		54,896,199
Capital Goods: 4.4%
3	Hoang Huy Investment Services JSC #	1
38,337,931	Tan Tao Investment Industry Corp. * #	7,417,599
12,120,697	Viet Nam Construction & Import-Export JSC #	7,734,612
		15,152,212
Consumer Durables & Apparel: 4.3%
447,225	Hansae Co. Ltd. (KRW) #	14,757,351
Consumer Services: 3.8%
41,292,221	Donaco International Ltd. (AUD) * † #	12,841,760
Diversified Financials: 8.4%
30,964,434	HAGL JSC * #	10,194,936
6	Ocean Group JSC *	1
19,859,401	Saigon Securities, Inc. * #	18,580,543
		28,775,480
Energy: 12.1%
12,837,350	Petroleum Technical Services Corp. #	10,534,074
68	Petrovietnam Construction Co. * #	7
5,910,227	PetroVietnam Drilling & Well Services JSC #	8,282,636
10,360,275	Petrovietnam Transportation Corp. * #	6,447,979
8,438,773	Soco International Plc (GBP) #	16,118,676
		41,383,372
Food, Beverage & Tobacco: 13.5%
6,985,860	Kinh Do Corp. #	8,801,829
7,761,100	Masan Group Corp. * #	23,163,720
10,060,990	Thanh Thanh Cong Tay Ninh JSC ‡ #	14,065,362
		46,030,911
Insurance: 5.8%
7,394,136	Bao Viet Holdings #	19,662,155
Materials: 9.9%
10,519,670	Hoa Phat Group JSC * #	18,697,975
12,217,160	PetroVietnam Fertilizer & Chemical JSC #	15,195,908
		33,893,883
Number of Shares		Value

Real Estate: 14.7%
32,987,200	Amata VN PCL (NVDR) (THB) #	$8,294,574
25,614,712	FLC Group JSC * #	6,806,191
9,819,850	Kinh Bac City Development Share Holding Corp. * #	6,836,933
12,647,952	Vingroup JSC * #	28,033,408
		49,971,106
Transportation: 0.0%
9	Gemadept Corp. #	11
Utilities: 4.1%
8,931,299	PetroVietnam Nhon Trach 2 Power
	JSC #	13,893,511
Total Common Stocks (Cost: $352,378,293)		343,835,075
RIGHTS: 0.0% (Cost: $0)
Real Estate: 0.0%
28,557,712	FLC Group JSC Rights (VND 10,000.00, expiring 07/21/16) *	0
WARRANTS: 0.0% (Cost: $0)
Consumer Services: 0.0%
32	Minor International PCL Warrants (THB 36.36, expiring 11/03/17) # *	5
Total Investments Before Collateral for Securities Loaned: 100.8% (Cost: $352,378,293)		343,835,080

Principal
Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.3% (Cost: $926,804)
Repurchase Agreement: 0.3%
$926,804	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $926,817; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $945,340 including accrued interest)	926,804
Total Investments: 101.1% (Cost: $353,305,097)		344,761,884
Liabilities in excess of other assets: (1.1)%		(3,758,896)
NET ASSETS: 100.0%		$341,002,988

See Notes to Financial Statements

58

AUD	Australian Dollar
GBP	British Pound
KRW	Korean Won
NVDR	Non-Voting Depositary Receipt
THB	Thai Baht
VND	Vietnamese Dong
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $826,037.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $343,835,079 which represents 100.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,665,420 which represents 0.5% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2016 is set forth below:

Affiliates	Value as of December 31, 2015	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of June 30, 2016
Eurocharm Holdings Co. Ltd. (b)	$—	$12,978,450	$—	$—	$—	$12,577,119
FLC Group JSC (a)	9,923,885	998,100	(1,670,232)	(1,088,407)	—	—
Petrovietnam Transportation Corp. (a)	5,845,379	546,976	(1,885,050)	(547,264)	—	—
Thanh Thanh Cong Tay Ninh JSC (b)	—	13,555,976	(546,602)	35,625	—	14,065,362
	$15,769,264	$28,079,502	$(4,101,884	$(1,600,046)	$—	$26,642,481

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.
(b)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	11.7%	$40,176,240
Consumer Staples	13.4	46,030,911
Energy	12.0	41,383,372
Financials	44.6	153,304,940
Industrials	4.4	15,152,223
Materials	9.9	33,893,883
Utilities	4.0	13,893,511
	100.0%	$343,835,080

See Notes to Financial Statements

59

VIETNAM ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$12,577,124	$—	$12,577,124
Banks	—	54,896,199	—	54,896,199
Capital Goods	—	15,152,212	—	15,152,212
Consumer Durables & Apparel	—	14,757,351	—	14,757,351
Consumer Services	—	12,841,760	—	12,841,760
Diversified Financials	1	28,775,479	—	28,775,480
Energy	—	41,383,372	—	41,383,372
Food, Beverage & Tobacco	—	46,030,911	—	46,030,911
Insurance	—	19,662,155	—	19,662,155
Materials	—	33,893,883	—	33,893,883
Real Estate	—	49,971,106	—	49,971,106
Transportation	—	11	—	11
Utilities	—	13,893,511	—	13,893,511
Rights
Real Estate	—	0	—	0
Warrants
Consumer Services	—	5	—	5
Repurchase Agreement	—	926,804	—	926,804
Total	$1	$344,761,883	$—	$344,761,884

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $37,351,907. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

60

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VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF	ChinaAMC SME-ChiNext ETF
Assets:
Investments, at value (1) (2)	$70,649,601	$93,206,689	$72,729,206	$39,023,964
Short-term investments held as collateral for securities loaned (3)	243,970	338,968	—	—
Cash	233,340	—	—	—
Cash denominated in foreign currency, at value (4)	380,988	682,320	514,595 (b)	596,842 (c)
Receivables:
Investment securities sold	69,886	2,683,831	—	3,867,814
Shares sold	34,886	10,172	—	—
Due from Adviser	—	—	—	—
Dividends and interest	270,357	266,580	6,551	48
Prepaid expenses	253	2,772	2,745	2,600
Total assets	71,883,281	97,191,332	73,253,097	43,491,268

Liabilities:
Payables:
Investment securities purchased	683,843	1,362,217	1,063	4,210,677
Collateral for securities loaned	243,970	338,968	—	—
Line of credit	—	—	382,171	217,733
Shares redeemed	—	1,321,710	2,991	—
Due to Adviser	29,097	28,074	5,331	4,052
Due to custodian	—	402,209	50,138	33,652
Deferred Trustee fees	7,707	29,848	2,670	210
Accrued expenses	149,509	689,092	210,918	71,218
Total liabilities	1,114,126	4,172,118	655,282	4,537,542
NET ASSETS	$70,769,155	$93,019,214	$72,597,815	$38,953,726
Shares outstanding	3,500,000	6,150,000	1,950,000	1,150,000
Net asset value, redemption and offering price per share	$20.22	$15.13	$37.23	$33.87

Net assets consist of:
Aggregate paid in capital	$124,458,381	$277,434,474	$75,292,122	$41,514,116
Net unrealized appreciation (depreciation)	(2,765,058)	(612,991)	(68,553)	5,604,656
Undistributed (accumulated) net investment income (loss)	1,592,849	1,640,166	168,444	(17,744)
Accumulated net realized loss	(52,517,017)	(185,442,435)	(2,794,198)	(8,147,302)
	$70,769,155	$93,019,214	$72,597,815	$38,953,726
(1) Value of securities on loan	$206,853	$334,644	$—	$—
(2) Cost of investments	$73,292,519	$93,839,588	$72,793,329	$33,411,304
(3) Cost of short-term investments held as collateral for securities loaned	$243,970	$338,968	$—	$—
(4) Cost of cash denominated in foreign currency	$389,089	$682,304	$509,436	$592,804

(a)	Represents consolidated Statement of Assets and Liabilities.
(b)	Includes $8,078 of foreign investor minimum settlement reserve funds.
(c)	Includes $10,862 of foreign investor minimum settlement reserve funds.

See Notes to Financial Statements

62

Egypt Index ETF	Gulf States Index ETF	India Small-Cap Index ETF(a)	Indonesia Index ETF	Indonesia Small-Cap ETF	Israel ETF	Poland ETF

$27,592,049	$6,639,056	$193,336,069	$103,055,044	$5,878,722	$38,620,834	$12,968,480
—	134,768	—	457,416	—	4,076,249	2,301,422
—	—	—	—	—	—	—
94,333	159,200	67,124	283,189	90,315	264,983	7,438

—	—	—	79,845	—	—	—
—	—	—	—	—	—	—
—	14,854	—	—	6,798	—	2,367
47,905	1,167	88,992	628,039	4,362	20,753	83,085
2,676	2,567	3,626	2,948	2,538	2,636	2,571
27,736,963	6,951,612	193,495,811	104,506,481	5,982,735	42,985,455	15,365,363

14,057	—	—	87,578	295	—	—
—	134,768	—	457,416	—	4,076,249	2,301,422
—	—	968,926	411,576	—	142,089	112,980
—	—	—	—	—	—	—
8,800	—	75,585	32,595	—	2,515	—
13,741	51,064	58,596	58,070	50,509	68,080	3,040
3,336	1,251	7,383	23,878	366	1,532	2,333
101,530	131,392	276,215	136,780	50,575	44,765	37,345
141,464	318,475	1,386,705	1,207,893	101,745	4,335,230	2,457,120
$27,595,499	$6,633,137	$192,109,106	$103,298,588	$5,880,990	$38,650,225	$12,908,243
774,974	300,000	4,524,967	4,750,000	700,000	1,450,000	1,000,000

$35.61	$22.11	$42.46	$21.75	$8.40	$26.66	$12.91

$61,700,201	$12,450,854	$222,269,089	$223,241,492	$11,878,943	$47,559,844	$36,664,557
(3,819,246)	1,078,471	22,063,255	(23,499,426)	(1,501,278)	(7,292,341)	(7,422,520)
(800,232)	302,048	1,327,204	1,661,685	4,329	137,915	99,736
(29,485,224)	(7,198,236)	(53,550,442)	(98,105,163)	(4,501,004)	(1,755,193)	(16,433,530)
$27,595,499	$6,633,137	$192,109,106	$103,298,588	$5,880,990	$38,650,225	$12,908,243
$—	$126,770	$—	$431,367	$—	$4,127,276	$2,190,245
$31,387,835	$5,560,497	$171,273,014	$126,418,107	$7,370,878	$45,913,745	$20,387,943
$—	$134,768	$—	$457,416	$—	$4,076,249	$2,301,422
$94,469	$159,229	$66,907	$300,568	$99,456	$264,378	$7,456

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited) (continued)

	Russia ETF	Russia Small-Cap ETF	Vietnam ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,704,726,988	$54,662,243	$317,192,599
Affiliated issuers (3)	—	—	26,642,481
Short-term investments held as collateral for securities loaned (4)	—	—	926,804
Cash	—	1,960,265	—
Cash denominated in foreign currency, at value (5)	77,525	218,959	2,501,897
Receivables:
Investment securities sold	—	1,603,896	—
Dividends and interest	12,403,791	131,066	670,091
Prepaid expenses	12,096	2,659	5,272
Total assets	1,717,220,400	58,579,088	347,939,144

Liabilities:
Payables:
Investment securities purchased	—	4,006,876	—
Collateral for securities loaned	—	—	926,804
Line of credit	9,395,113	—	5,462,811
Due to Adviser	405,502	12,613	140,263
Due to custodian	2,181,770	—	50,198
Deferred Trustee fees	118,740	1,503	27,378
Accrued expenses	310,826	165,957	328,702
Total liabilities	12,411,951	4,186,949	6,936,156
NET ASSETS	$1,704,808,449	$54,392,139	$341,002,988
Shares outstanding	97,350,000	2,033,318	23,250,000
Net asset value, redemption and offering price per share	$17.51	$26.75	$14.67

Net assets consist of:
Aggregate paid in capital	$3,695,713,770	$77,742,273	$587,341,272
Net unrealized depreciation	(345,885,089)	(2,083,104)	(8,541,544)
Undistributed net investment income	7,564,065	651,785	365,580
Accumulated net realized loss	(1,652,584,297)	(21,918,815)	(238,162,320)
	$1,704,808,449	$54,392,139	$341,002,988
(1) Value of securities on loan	$—	$—	$826,037
(2) Cost of investments – Unaffiliated issuers	$2,050,681,469	$56,726,117	$326,354,845
(3) Cost of investments – Affiliated issuers	$—	$—	$26,023,448
(4) Cost of short-term investments held as collateral for securities loaned	$—	$—	$926,804
(5) Cost of cash denominated in foreign currency	$73,294	$237,984	$2,500,343

See Notes to Financial Statements

64

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VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2016 (unaudited)

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC CSI 300 ETF	ChinaAMC SME-ChiNext ETF
Income:
Dividends	$2,005,441	$2,131,924	$692,516	$231,019
Interest	—	—	19	—
Securities lending income	77,484	2,108	—	—
Foreign taxes withheld	(155,148)	(52,114)	(72,152)	(28,824)
Total income	1,927,777	2,081,918	620,383	202,195

Expenses:
Management fees	159,103	185,472	192,281	90,540
Professional fees	28,109	30,073	61,556	35,631
Insurance	819	795	1,127	428
Trustees’ fees and expenses	1,717	1,106	1,874	1,363
Reports to shareholders	12,043	12,238	10,396	7,080
Indicative optimized portfolio value fee	7,906	2,394	9,333	2,709
Custodian fees	72,602	40,983	100,866	52,920
Registration fees	2,100	2,529	6,039	2,545
Transfer agent fees	1,191	1,191	1,191	1,191
Fund accounting fees	8,343	1,683	17,093	7,960
Interest	5,034	4,971	919	9,537
Other	2,672	1,768	31,646	11,198
Total expenses	301,639	285,203	434,321	223,102
Waiver of management fees	(48,407)	(61,376)	(156,517)	(72,324)
Expenses assumed by the Adviser	—	—	—	—
Net expenses	253,232	223,827	277,804	150,778
Net investment income	1,674,545	1,858,091	342,579	51,417

Net realized gain (loss) on:
Investments	(5,840,092)	(13,301,526)	(1,023,535)	(2,285,184)
In-kind redemptions	240,261	59,532	—	—
Swap contracts	—	—	(337,220)	—
Foreign currency transactions and foreign denominated assets and liabilities	(314,811)	99,370	(138,822)	(136,650)
Net realized gain (loss)	(5,914,642)	(13,142,624)	(1,499,577)	(2,421,834)

Net change in unrealized appreciation (depreciation) on:
Investments	10,706,890	40,857,779	(15,862,461)	(7,936,281)
Swap contracts	—	—	(95,211)	—
Foreign currency transactions and foreign denominated assets and liabilities	(17,226)	26,092	(3,362)	(7,414)
Net change in unrealized appreciation (depreciation)	10,689,664	40,883,871	(15,961,034)	(7,943,695)
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,449,567	$29,599,338	$(17,118,032)	$(10,314,112)

(a) Represents consolidated Statement of Operations.

See Notes to Financial Statements

66

Egypt Index ETF	Gulf States Index ETF	India Small-Cap Index ETF(a)	Indonesia Index ETF	Indonesia Small-Cap ETF	Israel ETF	Poland ETF

$525,703	$393,359	$2,079,620	$2,027,268	$27,168	$353,963	$160,336
—	—	—	—	—	—	—
1,996	89	—	10,070	—	59,948	9,845
(55,455)	(9,778)	(2,803)	(325,874)	(3,829)	(67,714)	(24,045)
472,244	383,670	2,076,817	1,711,464	23,339	346,197	146,136

65,307	17,527	400,453	255,287	13,954	106,064	36,286
25,796	28,447	48,924	29,733	27,327	29,141	28,838
444	129	1,922	1,037	58	422	171
951	767	12,819	2,003	491	1,176	469
5,829	4,473	17,079	11,674	3,862	5,127	5,454
3,528	9,329	9,329	9,329	7,902	3,528	3,528
51,959	58,046	90,782	30,862	11,297	28,356	6,829
2,481	2,481	2,481	2,485	2,482	2,490	2,486
1,191	1,191	2,382	1,191	1,191	1,191	1,191
2,753	4,730	29,059	6,673	2,357	5,790	2,214
2,072	646	7,108	5,296	870	2,800	65
1,870	4,254	76,990	5,527	1,800	1,956	2,448
164,181	132,020	699,328	361,097	73,591	188,041	89,979
(39,331)	(17,527)	(14,887)	(64,774)	(13,954)	(60,086)	(36,286)
—	(79,493)	—	—	(41,744)	—	(10,085)
124,850	35,000	684,441	296,323	17,893	127,955	43,608
347,394	348,670	1,392,376	1,415,141	5,446	218,242	102,528

(140,985)	(312,145)	4,383,429	(7,403,613)	(753,633)	(1,188,560)	(1,258,518)
—	(19,154)	—	(181,994)	6,700	299,764	(190,599)
—	—	—	—	—	—	—

(21,498)	(10,820)	(96,558)	(11,738)	(4,196)	(13,668)	(2,156)
(162,483)	(342,119)	4,286,871	(7,597,345)	(751,129)	(902,464)	(1,451,273)

(2,862,204)	(208,133)	(8,934,041)	21,865,261	1,042,436	(2,798,688)	1,123,597
—	—	—	—	—	—	—

(13,349)	(54)	(3,043)	14,466	2,087	592	(632)
(2,875,553)	(208,187)	(8,937,084)	21,879,727	1,044,523	(2,798,096)	1,122,965

$(2,690,642)	$(201,636)	$(3,257,837)	$15,697,523	$298,840	$(3,482,318)	$(225,780)

See Notes to Financial Statements

67

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2016 (unaudited) (continued)

	Russia ETF	Russia Small-Cap ETF	Vietnam ETF
Income:
Dividends	$19,778,375	$900,912	$2,762,869
Securities lending income	—	—	21,799
Foreign taxes withheld	(2,618,749)	(86,509)	(22,122)
Total income	17,159,626	814,403	2,762,546

Expenses:
Management fees	4,421,083	97,970	846,079
Professional fees	48,367	35,395	36,541
Insurance	17,321	346	4,275
Trustees’ fees and expenses	28,331	802	5,857
Reports to shareholders	63,768	6,773	26,549
Indicative optimized portfolio value fee	2,746	7,943	9,329
Custodian fees	2,197,824	91,440	193,639
Registration fees	11,381	2,481	3,532
Transfer agent fees	742	1,191	1,191
Fund accounting fees	49,028	1,685	13,033
Interest	42,543	1,594	52,242
Other	29,163	2,334	20,116
Total expenses	6,912,297	249,954	1,212,383
Waiver of management fees	(1,267,442)	(97,970)	—
Expenses assumed by the Adviser	—	(12,667)	—
Net expenses	5,644,855	139,317	1,212,383
Net investment income	11,514,771	675,086	1,550,163

Net realized gain (loss) on:
Investments – unaffiliated issuers	(84,373,663)	(1,806,592)	(36,260,521)
Investments – affiliated issuers	—	—	(1,600,046)
In-kind redemptions	38,078,847	—	(682,934)
Foreign currency transactions and foreign denominated assets and liabilities	(60,237)	(9,971)	(286,901)
Net realized loss	(46,355,053)	(1,816,563)	(38,830,402)

Net change in unrealized appreciation (depreciation) on:
Investments	346,074,463	14,771,245	31,150,676
Foreign currency transactions and foreign denominated assets and liabilities	16,237	(17,175)	(7,471)
Net change in unrealized appreciation (depreciation)	346,090,700	14,754,070	31,143,205
Net Increase (Decrease) in Net Assets Resulting from Operations	$311,250,418	$13,612,593	$(6,137,034)

See Notes to Financial Statements

68

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VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$1,674,545	$1,801,320	$1,858,091	$2,723,510
Net realized gain (loss)	(5,914,642)	(20,306,145)	(13,142,624)	(54,341,983)
Net change in unrealized appreciation (depreciation)	10,689,664	(11,158,968)	40,883,871	(5,049,261)
Net increase (decrease) in net assets resulting from operations	6,449,567	(29,663,793)	29,599,338	(56,667,734)

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(1,309,000)	—	(2,493,750)
Distributions from net realized capital gains	—	—	—	—
Total Dividends and Distributions	—	(1,309,000)	—	(2,493,750)

Share transactions:**
Proceeds from sale of shares	11,722,377	9,067,339	973,090	23,401,917
Cost of shares redeemed	(7,168,947)	(13,973,637)	(2,817,410)	(2,987,160)
Increase (Decrease) in net assets resulting from share transactions	4,553,430	(4,906,298)	(1,844,320)	20,414,757
Total increase (decrease) in net assets	11,002,997	(35,879,091)	27,755,018	(38,746,727)
Net Assets, beginning of period	59,766,158	95,645,249	65,264,196	104,010,923
Net Assets, end of period†	$70,769,155	$59,766,158	$93,019,214	$65,264,196
† Including undistributed (accumulated) net investment income (loss)	$1,592,849	$(81,696)	$1,640,166	$(217,925)
** Shares of Common Stock Issued (no par value)
Shares sold	600,000	350,000	100,000	1,500,000
Shares redeemed	(400,000)	(700,000)	(200,000)	(150,000)
Net increase (decrease)	200,000	(350,000)	(100,000)	1,350,000

See Notes to Financial Statements

70

ChinaAMC CSI 300 ETF		ChinaAMC SME-ChiNext ETF		Egypt Index ETF
For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
(unaudited)		(unaudited)		(unaudited)

$342,579	$950,714	$51,417	$(139,822)	$347,394	$272,022
(1,499,577)	3,435,354	(2,421,834)	(5,977,981)	(162,483)	(11,533,270)
(15,961,034)	(6,819,446)	(7,943,695)	13,330,157	(2,875,553)	(10,328,983)

(17,118,032)	(2,433,378)	(10,314,112)	7,212,354	(2,690,642)	(21,590,231)

—	(1,224,350)	—	—	—	(409,034)
—	(2,086,800)	—	—	—	—
—	(3,311,150)	—	—	—	(409,034)

3,791,310	64,451,582	6,388,916	108,496,422	3,957,428	17,049,802
(19,268,278)	(47,928,705)	(13,464,331)	(80,816,904)	—	(18,182,607)

(15,476,968)	16,522,877	(7,075,415)	27,679,518	3,957,428	(1,132,805)
(32,595,000)	10,778,349	(17,389,527)	34,891,872	1,266,786	(23,132,070)
105,192,815	94,414,466	56,343,253	21,451,381	26,328,713	49,460,783
$72,597,815	$105,192,815	$38,953,726	$56,343,253	$27,595,499	$26,328,713

$168,444	$(174,135)	$(17,744)	$(69,161)	$(800,232)	$(1,147,626)

100,000	1,300,000	200,000	2,350,000	100,000	300,000
(500,000)	(1,000,000)	(400,000)	(1,750,000)	—	(450,000)
(400,000)	300,000	(200,000)	600,000	100,000	(150,000)

See Notes to Financial Statements

71

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Gulf States Index ETF		India Small-Cap Index ETF (a)
	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
	(unaudited)		(unaudited)
Operations:
Net investment income	$348,670	$415,938	$1,392,376	$305,235
Net realized gain (loss)	(342,119)	122,239	4,286,871	20,963,922
Net change in unrealized appreciation (depreciation)	(208,187)	(2,492,522)	(8,937,084)	(20,563,269)
Net increase (decrease) in net assets resulting from operations	(201,636)	(1,954,345)	(3,257,837)	705,888

Dividends to shareholders:
Dividends from net investment income	—	(375,200)	—	(5,350,305)

Share transactions:**
Proceeds from sale of shares	—	—	23,996,716	23,988,821
Cost of shares redeemed	(2,040,346)	(7,514,759)	—	(120,719,322)
Increase (Decrease) in net assets resulting from share transactions	(2,040,346)	(7,514,759)	23,996,716	(96,730,501)
Total increase (decrease) in net assets	(2,241,982)	(9,844,304)	20,738,879	(101,374,918)
Net Assets, beginning of period	8,875,119	18,719,423	171,370,227	272,745,145
Net Assets, end of period†	$6,633,137	$8,875,119	$192,109,106	$171,370,227
† Including undistributed (accumulated) net investment income (loss)	$302,048	$(46,623)	$1,327,204	$(65,172)

** Shares of Common Stock Issued (no par value)
Shares sold	—	—	600,000	550,000
Shares redeemed	(100,000)	(300,000)	—	(2,750,000)
Net increase (decrease)	(100,000)	(300,000)	600,000	(2,200,000)

(a)	Represents consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements

72

Indonesia Index ETF		Indonesia Small-Cap ETF		Israel ETF
For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
(unaudited)		(unaudited)		(unaudited)

$1,415,141	$2,109,332	$5,446	$28,805	$218,242	$514,402
(7,597,345)	(29,274,550)	(751,129)	(2,069,967)	(902,464)	4,206,992
21,879,727	(6,897,353)	1,044,523	(1,761,835)	(2,798,096)	(6,207,550)

15,697,523	(34,062,571)	298,840	(3,802,997)	(3,482,318)	(1,486,156)

—	(2,105,600)	—	(1,500)	—	(601,600)

18,920,145	908,259	—	2,211,704	—	24,708,761
(17,611,839)	(63,278,405)	(366,474)	—	(3,958,089)	(20,865,169)

1,308,306	(62,370,146)	(366,474)	2,211,704	(3,958,089)	3,843,592
17,005,829	(98,538,317)	(67,634)	(1,592,793)	(7,440,407)	1,755,836
86,292,759	184,831,076	5,948,624	7,541,417	46,090,632	44,334,796
$103,298,588	$86,292,759	$5,880,990	$5,948,624	$38,650,225	$46,090,632

$1,661,685	$246,544	$4,329	$(1,117)	$137,915	$(80,326)

950,000	50,000	—	200,000	—	750,000
(900,000)	(2,950,000)	(50,000)	—	(150,000)	(650,000)
50,000	(2,900,000)	(50,000)	200,000	(150,000)	100,000

See Notes to Financial Statements

73

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Poland ETF		Russia ETF
	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
	(unaudited)		(unaudited)
Operations:
Net investment income	$102,528	$513,461	$11,514,771	$56,368,227
Net realized loss	(1,451,273)	(2,688,407)	(46,355,053)	(332,552,496)
Net change in unrealized appreciation (depreciation)	1,122,965	(2,844,709)	346,090,700	205,821,769
Net increase (decrease) in net assets resulting from operations	(225,780)	(5,019,655)	311,250,418	(70,362,500)

Dividends to shareholders:
Dividends from net investment income	—	(500,250)	—	(58,387,500)

Share transactions:**
Proceeds from sale of shares	606,102	2,819,051	233,390,085	904,381,956
Cost of shares redeemed	(2,741,043)	(915,900)	(575,681,128)	(581,727,621)
Increase (Decrease) in net assets resulting from share transactions	(2,134,941)	1,903,151	(342,291,043)	322,654,335
Total increase (decrease) in net assets	(2,360,721)	(3,616,754)	(31,040,625)	193,904,335
Net Assets, beginning of period	15,268,964	18,885,718	1,735,849,074	1,541,944,739
Net Assets, end of period†	$12,908,243	$15,268,964	$1,704,808,449	$1,735,849,074
† Including undistributed (accumulated) net investment income (loss)	$99,736	$(2,791)	$7,564,065	$(3,950,704)

** Shares of Common Stock Issued (no par value)
Shares sold	50,000	150,000	15,100,000	52,350,000
Shares redeemed	(200,000)	(50,000)	(35,950,000)	(35,800,000)
Net increase (decrease)	(150,000)	100,000	(20,850,000)	16,550,000

See Notes to Financial Statements

74

Russia Small-Cap ETF		Vietnam ETF
For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
(unaudited)		(unaudited)

$675,086	$720,237	$1,550,163	$15,298,325
(1,816,563)	(10,186,215)	(38,830,402)	(73,391,441)
14,754,070	13,792,201	31,143,205	(47,743,936)
13,612,593	4,326,223	(6,137,034)	(105,837,052)

—	(700,327)	—	(14,004,900)

8,281,611	1,113,532	10,857,827	193,491,201
(2,894,379)	(22,920,403)	(42,948,877)	(162,650,857)

5,387,232	(21,806,871)	(32,091,050)	30,840,344
18,999,825	(18,180,975)	(38,228,084)	(89,001,608)
35,392,314	53,573,289	379,231,072	468,232,680
$54,392,139	$35,392,314	$341,002,988	$379,231,072
$651,785	$(23,298)	$365,580	$(1,184,584)

350,000	50,000	750,000	10,600,000
(150,000)	(950,000)	(3,150,000)	(9,800,000)
200,000	(900,000)	(2,400,000)	800,000

See Notes to Financial Statements

75

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Africa Index ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$18.11		$26.20	$30.93	$30.77	$26.06	$34.68
Income from investment operations:
Net investment income	0.48		0.50	0.64	0.67	1.05	1.00
Net realized and unrealized gain (loss) on investments	1.63		(8.20)	(4.61)	0.32	4.72	(8.65)
Total from investment operations	2.11		(7.70)	(3.97)	0.99	5.77	(7.65)
Less:
Dividends from net investment income	—		(0.39)	(0.76)	(0.83)	(1.06)	(0.97)
Net asset value, end of period	$20.22		$18.11	$26.20	$30.93	$30.77	$26.06
Total return (a)	11.65	%(c)	(29.41)%	(12.86)%	3.24%	22.15%	(22.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$70,769		$59,766	$95,645	$108,245	$84,627	$63,838
Ratio of gross expenses to average net assets	0.95	%(b)	0.82%	0.80%	0.93%	0.91%	1.07%
Ratio of net expenses to average net assets	0.79	%(b)	0.79%	0.80%	0.81%	0.80%	0.81%
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(b)	0.78%	0.78%	0.78%	0.78%	0.81%
Ratio of net investment income to average net assets	5.26	%(b)	2.05%	2.00%	2.35%	3.63%	2.61%
Portfolio turnover rate (d)	18	%(c)	33%	30%	86%	24%	24%
	Brazil Small-Cap ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$10.44		$21.23	$29.61	$42.20	$36.35	$57.19
Income from investment operations:
Net investment income	0.30		0.44	0.88	0.54	0.62	1.04
Net realized and unrealized gain (loss) on investments	4.39		(10.83)	(8.37)	(12.58)	5.88	(16.75)
Total from investment operations	4.69		(10.39)	(7.49)	(12.04)	6.50	(15.71)
Less:
Dividends from net investment income	—		(0.40)	(0.89)	(0.55)	(0.62)	(1.12)
Distributions from net realized capital gains	—		—	—	—	(0.03)	(4.01)
Total dividends and distributions	—		(0.40)	(0.89)	(0.55)	(0.65)	(5.13)
Net asset value, end of period	$15.13		$10.44	$21.23	$29.61	$42.20	$36.35
Total return (a)	44.92	%(c)	(48.97)%	(25.19)%	(28.58)%	17.86%	(27.47)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$93,019		$65,264	$104,011	$196,891	$552,816	$512,575
Ratio of gross expenses to average net assets	0.77	%(b)	0.72%	0.66%	0.64%	0.64%	0.62%
Ratio of net expenses to average net assets	0.60	%(b)	0.60%	0.60%	0.60%	0.60%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(b)	0.59%	0.59%	0.59%	0.59%	0.62%
Ratio of net investment income to average net assets	5.00	%(b)	3.29%	2.99%	1.11%	1.42%	1.82%
Portfolio turnover rate (d)	27	%(c)	57%	64%	33%	76%	64%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Annualized
(c)	Not Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

76

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	ChinaAMC CSI 300 ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$44.76		$46.06	$30.89		$33.17	$30.28	$38.81
Income from investment operations:
Net investment income (loss)	0.16		0.45	0.32	(f)	(0.40)	— (e)	(0.27)
Net realized and unrealized gain (loss) on investments	(7.69)		(0.34)	14.85		(1.18)	2.89	(8.26)
Total from investment operations	(7.53)		0.11	15.17		(1.58)	2.89	(8.53)
Less:
Dividends from net investment income	—		(0.52)	—		(0.70)	—	—
Distributions from net realized capital gains	—		(0.89)	—		—	—	—
Total dividends and distributions	—		(1.41)	—		(0.70)	—	—
Net asset value, end of period	$37.23		$44.76	$46.06		$30.89	$33.17	$30.28
Total return (b)	(16.82	)%(d)	0.22%	49.11%		(4.74)%	9.54%	(21.98)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$72,598		$105,193	$94,414		$29,344	$33,169	$15,139
Ratio of gross expenses to average net assets	1.13	%(c)	1.20%	1.69%		1.14%	2.21%	1.71%
Ratio of net expenses to average net assets	0.72	%(c)	0.75%	0.72%		0.72%	0.72%	0.72%
Ratio of net expenses, excluding interest expense, to average net assets	0.72	%(c)	0.72%	0.72%		0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	0.89	%(c)	0.91%	1.00%		(0.70)%	(0.69)%	(0.71)%
Portfolio turnover rate (g)	14	%(d)	70%	59%		0%	0%	0%

	ChinaAMC SME-ChiNext ETF
	For the			For the Period
	Six Months		For the	July 23, 2014(a)
	Ended		Year Ended	through
	June 30,		December 31,	December 31,
	2016		2015	2014
	(unaudited)
Net asset value, beginning of period	$41.74		$28.60	$24.68
Income from investment operations:
Net investment income (loss)	0.04		(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	(7.91)		13.24	3.97
Total from investment operations	(7.87)		13.14	3.92
Net asset value, end of period	$33.87		$41.74	$28.60
Total return (b)	(18.85	)%(d)	45.94%	15.88	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$38,954		$56,343	$21,451
Ratio of gross expenses to average net assets	1.23	%(c)	1.11%	1.48	%(c)
Ratio of net expenses to average net assets	0.83	%(c)	0.79%	0.78	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(c)	0.78%	0.78	%(c)
Ratio of net investment income (loss) to average net assets	0.28	%(c)	(0.29)%	(0.73	)%(c)
Portfolio turnover rate (g)	28	%(d)	160%	7	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share
(f)	Calculated based upon average shares outstanding
(g)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

77

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Egypt Index ETF #
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$39.01		$59.95	$55.51	$51.00	$38.56	$79.20
Income from investment operations:
Net investment income	0.67		0.04	0.53	1.13	3.48	1.40
Net realized and unrealized gain (loss) on investments	(4.07)		(20.37)	6.67	4.42	12.68	(40.88)
Total from investment operations	(3.40)		(20.33)	7.20	5.55	16.16	(39.48)
Less:
Dividends from net investment income	—		(0.61)	(2.76)	(1.04)	(3.72)	(1.16)
Net asset value, end of period	$35.61		$39.01	$59.95	$55.51	$51.00	$38.56
Total return (a)	(8.72	)%(c)	(33.89)%	12.92%	10.90%	41.94%	(49.84)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$27,595		$26,329	$49,461	$48,571	$36,325	$36,155
Ratio of gross expenses to average net assets	1.26	%(b)	1.07%	0.97%	1.18%	1.08%	1.20%
Ratio of net expenses to average net assets	0.96	%(b)	0.98%	0.97%	0.98%	0.96%	0.94%
Ratio of net expenses, excluding interest expense, to average net assets	0.94	%(b)	0.94%	0.92%	0.94%	0.94%	0.94%
Ratio of net investment income to average net assets	2.66	%(b)	0.60%	0.63%	2.31%	5.29%	2.40%
Portfolio turnover rate (d)	9	%(c)	57%	69%	78%	50%	54%

	Gulf States Index ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$22.19		$26.74	$27.09	$20.56	$20.10	$23.30
Income from investment operations:
Net investment income	1.12		0.94	1.04	0.51	0.62	0.80
Net realized and unrealized gain (loss) on investments	(1.20)		(4.55)	(0.35)	6.57	0.45	(3.20)
Total from investment operations	(0.08)		(3.61)	0.69	7.08	1.07	(2.40)
Less:
Dividends from net investment income	—		(0.94)	(1.04)	(0.55)	(0.61)	(0.80)
Net asset value, end of period	$22.11		$22.19	$26.74	$27.09	$20.56	$20.10
Total return (a)	(0.36	)%(c)	(13.42)%	2.41%	34.46%	5.30%	(10.30)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$6,633		$8,875	$18,719	$16,251	$10,278	$14,070
Ratio of gross expenses to average net assets	3.77	%(b)	2.77%	2.07%	2.59%	3.19%	1.94%
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	0.99%	0.98%	0.99%	0.98%
Ratio of net expenses, excluding interest expense, to average net assets	0.98	%(b)	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	9.96	%(b)	2.85%	2.80%	2.24%	2.78%	2.69%
Portfolio turnover rate (d)	23	%(c)	23%	77%	32%	16%	29%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Annualized
(c)	Not Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

78

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	India Small-Cap Index ETF *
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$43.66		$44.53	$31.31	$44.24	$35.28	$81.00
Income from investment operations:
Net investment income	0.31		0.06 (d)	0.37	0.25	0.36	0.40
Net realized and unrealized gain (loss) on investments	(1.51)		0.42	13.29	(13.04)	8.64	(45.44)
Total from investment operations	(1.20)		0.48	13.66	(12.79)	9.00	(45.04)
Less:
Dividends from net investment income	—		(1.35)	(0.44)	(0.14)	(0.04)	(0.64)
Distributions from net realized capital gains	—		—	—	—	—	(0.04)
Total dividends and distributions	—		(1.35)	(0.44)	(0.14)	(0.04)	(0.68)
Net asset value, end of period	$42.46		$43.66	$44.53	$31.31	$44.24	$35.28
Total return (a)	(2.75	)%(c)	1.07%	43.65%	(28.91)%	25.54%	(55.63)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$192,109		$171,370	$272,745	$110,352	$93,999	$30,881
Ratio of gross expenses to average net assets	0.87	%(b)	0.78%	0.92%	1.39%	1.68%	1.72%
Ratio of net expenses to average net assets	0.85	%(b)	0.78%	0.89%	0.93%	0.91%	0.85%
Ratio of net expenses, excluding interest expense, to average net assets	0.84	%(b)	0.75%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	1.74	%(b)	0.13%	0.82%	0.73%	0.28%	0.67%
Portfolio turnover rate (e)	13	%(c)	40%	120%	77%	65%	76%

	Indonesia Index ETF #
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$18.36		$24.32	$20.98	$28.63	$28.48	$28.87
Income from investment operations:
Net investment income	0.30		0.47	0.53	0.75	0.54	0.15
Net realized and unrealized gain (loss) on investments	3.09		(5.98)	3.31	(7.68)	0.12	(0.09)
Total from investment operations	3.39		(5.51)	3.84	(6.93)	0.66	0.06
Less:
Dividends from net investment income	—		(0.45)	(0.50)	(0.72)	(0.51)	(0.45)

Net asset value, end of period	$21.75		$18.36	$24.32	$20.98	$28.63	$28.48
Total return (a)	18.46	%(c)	(22.69)%	18.34%	(24.20)%	2.31%	0.22%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$103,299		$86,293	$184,831	$183,618	$405,095	$471,304
Ratio of gross expenses to average net assets	0.71	%(b)	0.72%	0.66%	0.67%	0.65%	0.64%
Ratio of net expenses to average net assets	0.58	%(b)	0.58%	0.58%	0.57%	0.59%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.57	%(b)	0.57%	0.57%	0.57%	0.58%	0.61%
Ratio of net investment income to average net assets	2.77	%(b)	1.65%	1.80%	1.95%	1.70%	1.43%
Portfolio turnover rate (e)	6	%(c)	11%	12%	20%	19%	18%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Annualized
(c)	Not Annualized
(d)	Calculated based upon average shares outstanding
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
*	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.
#	On February 1, 2011, the Fund effected a share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

79

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Indonesia Small-Cap ETF
	For the						For the Period
	Six Months						March 20,
	Ended						2012(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2016		2015	2014	2013		2012
	(unaudited)
Net asset value, beginning of period	$7.93		$13.71	$11.68	$14.72		$19.89
Income from investment operations:
Net investment income	0.01		0.18	0.10	0.16		0.08
Net realized and unrealized gain (loss) on investments	0.46		(5.96)	2.53	(3.11)		(4.98)
Total from investment operations	0.47		(5.78)	2.63	(2.95)		(4.90)
Less:
Dividends from net investment income	—		— (e)	(0.60)	(0.09)		(0.27)
Net asset value, end of period	$8.40		$7.93	$13.71	$11.68		$14.72
Total return (b)	5.93	%(d)	(42.14)%	22.52%	(20.02)%		(24.65	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,881		$5,949	$7,541	$5,258		$2,208
Ratio of gross expenses to average net assets	2.64	%(c)	2.68%	2.30%	2.69%		2.71	%(c)
Ratio of net expenses to average net assets	0.64	%(c)	0.63%	0.61%	0.61%		0.61	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.61	%(c)	0.61%	0.61%	0.61%		0.61	%(c)
Ratio of net investment income to average net assets	0.20	%(c)	0.41%	0.73%	0.46%		0.48	%(c)
Portfolio turnover rate (f)	26	%(d)	35%	46%	68%		51	%(d)

	Israel ETF
	For the				For the Period
	Six Months				June 25, 2013(a)
	Ended		For the Year Ended		through
	June 30,		December 31,		December 31,
	2016		2015	2014	2013
	(unaudited)
Net asset value, beginning of period	$28.81		$29.56	$30.04	$25.30
Income from investment operations:
Net investment income	0.15		0.32	0.31	0.10
Net realized and unrealized gain (loss) on investments	(2.30)		(0.69)	(0.05)	4.80
Total from investment operations	(2.15)		(0.37)	0.26	4.90
Less:
Dividends from net investment income	—		(0.38)	(0.28)	(0.16)
Distributions from net realized capital gains	—		—	(0.46)	—
Total dividends and distributions	—		(0.38)	(0.74)	(0.16)
Net asset value, end of period	$26.66		$28.81	$29.56	$30.04
Total return (b)	(7.46	)%(d)	(1.27)%	0.88%	19.39	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$38,650		$46,091	$44,335	$30,036
Ratio of gross expenses to average net assets	0.89	%(c)	0.85%	0.76%	0.94	%(c)
Ratio of net expenses to average net assets	0.60	%(c)	0.59%	0.60%	0.59	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(c)	0.59%	0.59%	0.59	%(c)
Ratio of net investment income to average net assets	1.03	%(c)	1.04%	1.03%	0.83	%(c)
Portfolio turnover rate (f)	7	%(d)	18%	17%	24	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share.
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

80

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Poland ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$13.28		$17.99	$22.60	$22.25	$17.24	$27.10
Income from investment operations:
Net investment income	0.10		0.45	0.80	0.74	0.84	0.81
Net realized and unrealized gain (loss) on investments	(0.47)		(4.72)	(4.61)	0.36	4.99	(9.92)
Total from investment operations	(0.37)		(4.27)	(3.81)	1.10	5.83	(9.11)
Less:
Dividends from net investment income	—		(0.44)	(0.80)	(0.75)	(0.82)	(0.75)
Net asset value, end of period	$12.91		$13.28	$17.99	$22.60	$22.25	$17.24
Total return (a)	(2.79	)%(c)	(23.85)%	(16.90)%	4.92%	33.82%	(33.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$12,908		$15,269	$18,886	$30,514	$32,266	$31,034
Ratio of gross expenses to average net assets	1.24	%(b)	1.11%	0.99%	1.07%	1.03%	0.84%
Ratio of net expenses to average net assets	0.60	%(b)	0.60%	0.60%	0.61%	0.61%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.60	%(b)	0.60%	0.60%	0.61%	0.60%	0.61%
Ratio of net investment income to average net assets	1.41	%(b)	2.69%	2.91%	3.31%	3.79%	2.61%
Portfolio turnover rate (d)	5	%(c)	30%	19%	21%	20%	27%

	Russia ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$14.69		$15.17	$28.69	$29.63	$26.32	$37.47
Income from investment operations:
Net investment income	0.11		0.50	0.59	0.80	0.73	0.59
Net realized and unrealized gain (loss) on investments	2.71		(0.46)	(13.45)	(1.00)	3.31	(11.16)
Total from investment operations	2.82		0.04	(12.86)	(0.20)	4.04	(10.57)
Less:
Dividends from net investment income	—		(0.52)	(0.66)	(0.74)	(0.73)	(0.58)
Net asset value, end of period	$17.51		$14.69	$15.17	$28.69	$29.63	$26.32
Total return (a)	19.20	%(c)	0.39%	(44.95)%	(0.65)%	15.35%	(28.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,704,808		$1,735,849	$1,541,945	$1,187,720	$1,634,230	$1,557,002
Ratio of gross expenses to average net assets	0.78	%(b)	0.72%	0.61%	0.71%	0.63%	0.62%
Ratio of net expenses to average net assets	0.64	%(b)	0.63%	0.61%	0.63%	0.62%	0.62%
Ratio of net expenses, excluding interest expense and depositary receipt fees, to average net assets	0.63	%(b)	0.62%	0.61%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	1.30	%(b)	2.98%	3.92%	2.52%	2.28%	1.25%
Portfolio turnover rate (d)	10	%(c)	33%	23%	27%	41%	29%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Annualized
(c)	Not Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

81

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Russia Small-Cap ETF #
	For the						For the Period
	Six Months						April 13,
	Ended						2011(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$19.31		$19.60	$42.24	$45.15	$47.58	$74.88
Income from investment operations:
Net investment income	0.33		0.38	0.91	0.30	0.72	0.21
Net realized and unrealized gain (loss) on investments	7.11		(0.29)	(23.14)	(2.01)	(2.22)	(27.30)
Total from investment operations	7.44		0.09	(22.23)	(1.71)	(1.50)	(27.09)
Less:
Dividends from net investment income	—		(0.38)	(0.41)	(1.20)	(0.93)	(0.21)
Net asset value, end of period	$26.75		$19.31	$19.60	$42.24	$45.15	$47.58
Total return (b)	38.53	%(d)	0.48%	(52.67)%	(3.77)%	(3.17)%	(36.18	)%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$54,392		$35,392	$53,573	$16,191	$8,276	$3,172
Ratio of gross expenses to average net assets	1.27	%(c)	1.19%	0.95%	1.87%	2.21%	7.02	%(c)
Ratio of net expenses to average net assets	0.71	%(c)	0.69%	0.68%	0.67%	0.71%	0.67	%(c)
Ratio of net expenses, excluding interest expense and depositary receipt fees, to average net assets	0.70	%(c)	0.67%	0.67%	0.67%	0.67%	0.67	%(c)
Ratio of net investment income to average net assets	3.44	%(c)	1.58%	2.42%	0.59%	1.63%	0.52	%(c)
Portfolio turnover rate (e)	32	%(d)	30%	32%	74%	67%	41	%(d)

	Vietnam ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$14.78		$18.84	$18.63	$17.06	$14.76	$25.34
Income from investment operations:
Net investment income	0.06		0.55	0.51	0.59	0.35	0.19
Net realized and unrealized gain (loss) on investments	(0.17)		(4.11)	0.21	1.58	2.32	(10.61)
Total from investment operations	(0.11)		(3.56)	0.72	2.17	2.67	(10.42)
Less:
Dividends from net investment income	—		(0.50)	(0.49)	(0.60)	(0.37)	(0.16)
Return of capital	—		—	(0.02)	—	—	—
Total dividends	—		(0.50)	(0.51)	(0.60)	(0.37)	(0.16)
Net asset value, end of period	$14.67		$14.78	$18.84	$18.63	$17.06	$14.76
Total return (b)	(0.42	)%(d)	(18.87)%	3.95%	12.75%	18.07%	(41.11)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$341,003		$379,231	$468,233	$372,634	$286,672	$198,525
Ratio of gross expenses to average net assets	0.72	%(c)	0.67%	0.66%	0.72%	0.76%	0.86%
Ratio of net expenses to average net assets	0.72	%(c)	0.67%	0.66%	0.72%	0.76%	0.76%
Ratio of net expenses, excluding interest expense, to average net assets	0.69	%(c)	0.65%	0.65%	0.70%	0.74%	0.76%
Ratio of net investment income to average net assets	0.92	%(c)	3.29%	2.32%	2.98%	2.08%	1.00%
Portfolio turnover rate (e)	21	%(d)	67%	67%	48%	54%	43%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

82

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Note 1–Fund Organization–VanEck Vectors ETF Trust (the “Trust”) (formerly known as Market Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2016, offers fifty-seven investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF. ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF seek to achieve their investment objective by primarily investing directly in A-shares through the Hong Kong-Shanghai Stock Connect program and via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the China Securities Index Co. Ltd., BlueStar Global Investors LLC or MV Index Solutions GmbH (formerly Market Vectors Index Solutions GmbH), a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
Africa Index ETF	July 10, 2008	MVISTM GDP Africa Index*
Brazil Small-Cap ETF	May 12, 2009	MVISTM Brazil Small-Cap Index*
ChinaAMC CSI 300 ETF **	October 13, 2010	CSI 300 Index
ChinaAMC SME-ChiNext ETF	July 23, 2014	SME-ChiNext 100 Index
Egypt Index ETF	February 16, 2010	MVISTM Egypt Index*
Gulf States Index ETF	July 22, 2008	MVISTM GDP GCC Index*
India Small-Cap Index ETF	August 24, 2010	MVISTM India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	MVISTM Indonesia Index*
Indonesia Small-Cap ETF	March 20, 2012	MVISTM Indonesia Small-Cap Index*
Israel ETF	June 25, 2013	BlueStar Israel Global IndexTM
Poland ETF	November 24, 2009	MVISTM Poland Index*
Russia ETF	April 24, 2007	MVISTM Russia Index*
Russia Small-Cap ETF	April 13, 2011	MVISTM Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	MVISTM Vietnam Index*

*	Published by MV Index Solutions GmbH.
**	Effective May 1, 2016, ChinaAMC A-Share ETF changed its name to ChinaAMC CSI 300 ETF.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no
83

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation–The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.
84

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day.Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of June 30, 2016 are reflected in the Schedules of Investments.

H.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below.

Swap Agreements—The Funds may enter into swap transactions to gain investment exposure for total return or for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract.

85

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swap contracts are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. Upfront payments, if any, made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded in the Statements of Operations. The Funds, other than ChinaAMC CSI 300 ETF, held no swap contracts during the period ended June 30, 2016. ChinaAMC CSI 300 ETF invested in the following type of swap during the period ended June 30, 2016:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. During the period ended June 30, 2016, the average monthly notional amount of the total return swap contracts in ChinaAMC CSI 300 ETF was $2,155,028. The Fund held no total return swap contracts at June 30, 2016.

For ChinaAMC CSI 300 ETF, the impact of transactions in derivative instruments, during the period ended June 30, 2016, was as follows:

Equity Risk
Realized gain (loss):
Swap contracts[1]	$(337,220)
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	(95,211)

[1]	Statements of Operations location: Net realized gain (loss) on swap contracts
[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

I.

Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2017, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitation (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses; for Russia ETF and Russia Small-Cap ETF, depositary receipt fees up to 0.10% and 0.08% of average daily net assets, respectively) as listed in the table below.

86

The current management fee rate/expense limitation and the amounts waived/assumed by the Adviser for the period ended June 30, 2016, are as follows:

Fund	Expense Limitation	Waiver of Management Fees	Expenses Assumed by the Adviser
Africa Index ETF	0.78%	$48,407	$—
Brazil Small-Cap ETF	0.59	61,376	—
ChinaAMC CSI 300 ETF*	0.72	156,517	—
ChinaAMC SME-ChiNext ETF*	0.78	72,324	—
Egypt Index ETF	0.94	39,331	—
Gulf States Index ETF	0.98	17,527	79,493
India Small-Cap Index ETF	0.85	14,887	—
Indonesia Index ETF	0.57	64,774	—
Indonesia Small-Cap ETF	0.61	13,954	41,744
Israel ETF	0.59	60,086	—
Poland ETF	0.60	36,286	10,085
Russia ETF	0.62	1,267,442	—
Russia Small-Cap ETF	0.67	97,970	12,667
Vietnam ETF	0.76	—	—

*	The Adviser paid sub-advisory fees directly to the Sub-Adviser.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (“the Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Africa Index ETF	$14,280,518	$11,409,433
Brazil Small-Cap ETF	20,730,022	20,614,974
ChinaAMC CSI 300 ETF	10,758,095	23,473,528
ChinaAMC SME-ChiNext ETF	10,790,977	18,557,800
Egypt Index ETF	5,398,790	2,316,279
Gulf States Index ETF	1,626,927	2,977,456
India Small-Cap Index ETF	48,237,528	21,887,575
Indonesia Index ETF	7,324,230	6,184,655
Indonesia Small-Cap ETF	1,485,620	1,494,301
Israel ETF	3,335,992	3,084,447
Poland ETF	965,646	784,340
Russia ETF	184,422,023	208,663,831
Russia Small-Cap ETF	16,331,732	12,828,343
Vietnam ETF	70,839,576	94,639,667
87

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 5—Income Taxes—As of June 30, 2016, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$76,997,438	$9,464,438	$(15,568,305)	$(6,103,867)
Brazil Small-Cap ETF	106,967,076	14,720,400	(28,141,819)	(13,421,419)
ChinaAMC CSI 300 ETF	74,808,231	6,618,283	(8,697,308)	(2,079,025)
ChinaAMC SME-ChiNext ETF	35,124,078	7,092,889	(3,193,003)	3,899,886
Egypt Index ETF	35,632,440	3,055,577	(11,095,968)	(8,040,391)
Gulf States Index ETF	7,063,748	1,566,222	(1,856,146)	(289,924)
India Small-Cap Index ETF	183,480,723	38,073,690	(28,218,344)	9,855,346
Indonesia Index ETF	126,978,432	7,709,694	(31,175,666)	(23,465,972)
Indonesia Small-Cap ETF	7,670,348	214,670	(2,006,296)	(1,791,626)
Israel ETF	50,033,897	2,274,672	(9,611,486)	(7,336,814)
Poland ETF	22,829,375	276,509	(7,835,982)	(7,559,473)
Russia ETF	2,079,742,196	65,825,896	(440,841,104)	(375,015,208)
Russia Small-Cap ETF	58,803,367	9,780,461	(13,921,585)	(4,141,124)
Vietnam ETF	393,055,359	53,558,434	(101,851,909)	(48,293,475)

The tax character of dividends paid to shareholders during the year ended December 31, 2015 was as follows:

	2015 Dividends
Fund	Ordinary Income	Long-Term Capital Gain
Africa Index ETF	$1,309,000	$—
Brazil Small-Cap ETF	2,493,750	—
ChinaAMC CSI 300 ETF	2,986,850*	324,300
Egypt Index ETF	409,034	—
Gulf States Index ETF	375,200	—
India Small-Cap Index ETF	5,350,305	—
Indonesia Index ETF	2,105,600	—
Indonesia Small-Cap ETF	1,500	—
Israel ETF	601,600	—
Poland ETF	500,250	—
Russia ETF	58,387,500	—
Russia Small-Cap ETF	700,327	—
Vietnam ETF	14,004,900	—

*	Includes short-term capital gains

The tax character of current year distributions will be determined at the end of the current fiscal year.

88

Qualified late-year losses incurred after October 31, 2015 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2015, the Funds’ intend to defer to January 1, 2016 for federal tax purposes qualified late-year losses as follows:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Brazil Small-Cap ETF	$43,820	$—
ChinaAMC SME-ChiNext ETF	69,016	—
Egypt Index ETF	46,168	—
Gulf States Index ETF	7,929	—
Israel ETF	39,118	848,713
Poland ETF	782	—
Russia ETF	3,573,810	—
Vietnam ETF	173,951	—

At December 31, 2015, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective-	Post-Effective-
	No Expiration	No Expiration	Amount Expiring in
	Short-Term	Long-Term	the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016
Africa Index ETF	$8,909,786	$32,214,885	$1,095,985	$951,177	$163,267
Brazil Small-Cap ETF	32,427,681	127,232,631	—	—	—
ChinaAMC SME-ChiNext ETF	4,012,695	—	—	—	—
Egypt Index ETF	11,516,837	14,531,436	128,400	—	—
Gulf States Index ETF	470,171	2,979,697	835,393	1,233,252	6,741
India Small-Cap Index ETF	34,968,513	10,798,540	—	—	—
Indonesia Index ETF	36,806,410	50,752,630	2,845,870	—	—
Indonesia Small-Cap ETF	1,898,550	1,552,652	—	—	—
Poland ETF	2,793,007	11,877,914	171,326	—	—
Russia ETF	230,703,184	855,873,990	121,306,708	349,754,000	19,808,213
Russia Small-Cap ETF	8,070,552	9,993,526	—	—	—
Vietnam ETF	43,934,949	114,773,367	1,860,199	—	—

During the year ended December 31, 2015, the following Funds utilized accumulated capital loss carryforwards: ChinaAMC CSI 300 ETF utilized $312,686; India Small-Cap Index ETF utilized $9,353,236.

During the year ended December 31, 2015, Russia ETF had $1,049,748 of its accumulated capital loss carryforwards expire.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. The Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2016, the Funds did not incur any interest or penalties.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by Qualified Foreign Institutional Investors (“QFII”) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China. Effective November 17, 2014, Qualified Foreign institutional investors (QFIIs) and Renminbi Foreign institutional investors (RQFIIs), which includes these Funds, are exempted temporarily from capital gains tax for a period of three years.

89

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The Finance Act, 2012 introduced a general anti-avoidance rule (“GAAR”), which is slated to be effective from April 1, 2017.

GAAR is applicable where the main purpose of an arrangement is tax avoidance and would empower Indian tax authorities to declare such arrangement as an impermissible avoidance arrangement. A special committee was constituted by the Indian Revenue authorities to provide clarity and guidance on the application and implementation of GAAR and have submitted proposed recommendations. Although the rules and guidelines have not yet been finalized, the Adviser expects the India Small-Cap Index ETF, investing through its Mauritius Subsidiary, will fall within the scope of the GAAR provision.

Additionally, on May 10, 2016, the Governments of India and Mauritius signed the Protocol for amending the tax treaty between India and Mauritius. The renegotiation of the Treaty clarifies the uncertainty surrounding GAAR and addresses the question whether a Mauritius subsidiary would continue to be deemed a tax resident of Mauritius or if the Indian tax authorities would declare the structure as an impermissible avoidance arrangement. As per the Protocol, India shall have the right to tax capital gains arising from disposition of shares acquired on or after April 1, 2017 in a company resident in India with shares acquired on or before March 31, 2017 being grandfathered as exempt from capital gains taxation. The Protocol could reduce the return to the Fund on its investments made after April 1, 2017 and the return received by Fund shareholders.

Note 6—Capital Share Transactions—As of June 30, 2016, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended June 30, 2016, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$7,261,861	$4,327,161
Brazil Small-Cap ETF	97,139	213,828
Egypt Index ETF	1,200,273	—
Gulf States Index ETF	—	108,396
India Small-Cap Index ETF	332,738	—
Indonesia Index ETF	18,910,204	17,589,007
Indonesia Small-Cap ETF	—	366,707
Israel ETF	—	3,957,470
Poland ETF	606,683	2,740,872
Russia ETF	210,506,925	517,788,436
Russia Small-Cap ETF	4,487,799	1,616,336
Vietnam ETF	1,279,746	5,021,740

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.
90

The United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact, the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by Russia ETF and Russia Small-Cap ETF.

Should the Chinese government impose restrictions on the ability of ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

At June 30, 2016, the Adviser owned approximately 5.1% of ChinaAMC CSI 300 ETF and 87% of ChinaAMC SME-ChiNext ETF.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at June 30, 2016 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

91

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The following table presents the amount of repurchase agreements held as collateral by type of security on loan pledged as of June 30, 2016:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Africa Index ETF	$243,970
Brazil Small-Cap ETF	338,968
Gulf States Index ETF	134,768
Indonesia Index ETF	457,416
Israel ETF	4,076,249
Poland ETF	2,301,422
Vietnam ETF	926,804

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Share Split—On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 share split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011. The Financial Highlights prior to February 1, 2011 for the Fund have been adjusted to reflect this reverse share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Russia Small-Cap ETF, and 1 for 4 reverse share splits for Egypt Index ETF and India Small-Cap Index ETF. Fund shares began trading on the split adjusted NAV on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the Funds have been adjusted to reflect these reverse share splits.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2016, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of June 30, 2016
Africa Index ETF	162	$597,948	1.76%	$—
Brazil Small-Cap ETF	179	533,337	1.77	—
ChinaAMC CSI 300 ETF	12	1,365,363	1.77	382,171
ChinaAMC SME-ChiNext ETF	164	1,199,566	1.77	217,733
Egypt Index ETF	51	549,028	1.76	—
Gulf States Index ETF	33	167,988	1.77	—
India Small-Cap Index ETF	25	3,098,942	1.76	968,926
Indonesia Index ETF	182	528,407	1.77	411,576
Israel ETF	113	324,001	1.76	142,089
Poland ETF	3	112,980	1.81	112,980
Russia ETF	145	5,967,235	1.76	9,395,113
Russia Small-Cap ETF	75	289,020	1.76	—
Vietnam ETF	166	5,362,988	1.77	5,462,811

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2016, there were no offsets to custodian fees.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

92

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

June 30, 2016 (unaudited)

12/31 Equity Funds

At a meeting held on June 10, 2016 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors™ ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of (i) the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC CSI 300 ETF, ChinaAMC Environmental Protection ETF, ChinaAMC Private-Owned Enterprises ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Coal ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gold Miners ETF, Gulf States Index ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Internet ETF, Israel ETF, Junior Gold Miners ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Natural Resources ETF, Ned Davis Long/Flat International Equity ETF, Ned Davis Long/Flat US Equity ETF, Ned Davis Long/Flat US Small Cap Equity ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Oil Refiners ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF, Solar Energy ETF, Steel ETF, Telecom ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF (each, a “Fund” and together, the “Funds”) and (ii) a sub-advisory agreement between the Adviser and China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”) with respect to VanEck Vectors ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF (the “China Funds”). The Investment Management Agreements and the Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The Board’s approval of the Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2016. At that meeting, the Trustees discussed the information the Adviser, the Sub-Adviser (with respect to the China Funds) and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund except for the VanEck Vectors ChinaAMC CSI 300 ETF, Gold Miners ETF, Junior Gold Miners ETF and Russia ETF generally invests in a different group of issuers than the funds in its designated peer group. They also considered the fact that VanEck Vectors Oil Refiners ETF had only recently commenced operations and therefore had a limited operational history that could be used for comparative purposes, since the expense information prepared by Broadridge was based on estimated amounts for the Fund and the performance comparisons provided by Broadridge covered approximately a six month period (August 18, 2015 (the date operations commenced for the Fund) through February 29, 2016). In addition, as noted below, the Trustees reviewed certain performance information for each Fund that was not provided by Broadridge. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 10, 2016 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and the Sub-Adviser (with respect to the China Funds). The Trustees considered the terms of, and scope of services that the Adviser and Sub-Adviser (with respect

93

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

June 30, 2016 (unaudited) (continued)

to the China Funds) provide under, the Agreements, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time. With respect to the Sub-Advisory Agreement, the Trustees took into account the unique legal and operational aspects of the China Funds and the Sub-Adviser’s experience with respect to Renminbi Qualified Institutional Investors Scheme funds. The Trustees also noted that the Sub-Adviser is a wholly-owned subsidiary of China Asset Management Co. Ltd., China’s largest asset management company measured by fund assets under management.

The Trustees concluded that the Adviser, the Sub-Adviser (with respect to the China Funds) and their personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the Sub-Adviser (with respect to the China Funds) and the current status, as they understood it, of the Adviser’s and Sub-Adviser’s (with respect to the China Funds) compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below or equal to the average and median of its respective peer group of funds, except for each of VanEck Vectors Agribusiness ETF, Global Alternative Energy ETF and Vietnam ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average, but at or below the median, of its peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and median of its respective peer group of funds, except for each of VanEck Vectors Africa Index ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Global Alternative Energy ETF, Gulf States Index ETF, India Small-Cap Index ETF, Israel ETF, Russia Small-Cap ETF, Solar Energy ETF, Unconventional Oil & Gas ETF and Vietnam ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and/or median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ total expense ratios (after the effect of any applicable expense limitation) exceeded the average and median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes (e.g., precious metals and emerging markets) in which certain of the Operating Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund and the sub-advisory fee rates for the China Funds are reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rates for each fund currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser with respect

94

to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds. Due to the relatively small size of the China Funds during the period, the Sub-Adviser did not provide the Trustees with profitability information and, therefore, the Trustees did not consider such information.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Agriculture Producers ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC Environmental Protection ETF, ChinaAMC Private-Owned Enterprises ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Internet ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Ned Davis Long/Flat International Equity ETF, Ned Davis Long/Flat US Equity ETF, Ned Davis Long/Flat US Small Cap Equity ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF and Telecom ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds although they concluded that the nature, quality and extent of the services to be provided by the Adviser (and the Sub-Adviser, with respect to those Funds in respect of which the Sub-Adviser had been retained) were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2016 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Agreement is in the best interest of each Fund and such Fund’s shareholders.

95

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INTLSAR

SEMI-ANNUAL REPORT June 30, 2016 (unaudited)

VANECK VECTORSTM
HARD ASSETS ETFs

Agribusiness ETF	MOO®
Coal ETF	KOL®
Global Alternative Energy ETF	GEX®
Gold Miners ETF	GDX®
Junior Gold Miners ETF	GDXJ®
Natural Resources ETF	HAP®
Oil Refiners ETF	CRAK®
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Solar Energy ETF	KWT®
Steel ETF	SLX®
Unconventional Oil & Gas ETF	FRAK®
Uranium+Nuclear Energy ETF	NLR®

800.826.2333	vaneck.com

The information contained in this report represents the opinions of VanEck and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of VanEck are as of June 30, 2016.

VANECK VECTORS HARD ASSETS ETFs

(unaudited)

Dear Shareholder:

In our last letter at the end of December 2015, we noted that we were in the 14th month of a commodities bear market and that commodity downturns had generally lasted 18 months. We also noted that if it was a normal cycle—and unless commodity prices fell much further—our analyses suggested a bottom occurring during the first half of 2016, more likely within the first quarter.

On the evidence of the markets over the first half of 2016, it appears that we were in a normal cycle and that a bottom did occur in the first quarter.

Two of our Hard Assets ETFs that have benefited substantially from the change in market conditions during the six-month period under review are our two gold miner funds. Both performed strongly during the first six months of 2016. VanEck Vectors Gold Miners ETF (NYSE Arca: GDX) was up 102.04% and VanEck Vectors Junior Gold Miners ETF (NYSE Arca: GDXJ) was up 121.75%, based on net asset value. The performance of each has been better even than that of the metal itself.

Gold Miners vs. Gold Bullion

12/31/2015 - 6/30/2016

Source: Factset. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

The recovery of oil prices during the past six months provided opportunities in both VanEck Vectors Oil Services ETF (NYSE Arca: OIH), the largest and most liquid oil services ETF, and VanEck Vectors Unconventional Oil & Gas ETF (NYSE Arca: FRAK), the first and only ETF dedicated to the unconventional energy segment with a heavy concentration in exploration and production companies. During the six-month period, OIH was up 10.55% and FRAK was up 25.38%.

VanEck Vectors Natural Resources ETF (NYSE Arca: HAP) has benefited from improvements in commodities prices during the first six months of 2016, gaining 16.19% over the period. The fund tracks the most comprehensive global natural resources index providing diverse exposure to commodity-producing companies across all commodities sectors and along the entire supply chain.

Going forward, we will continue to seek out and evaluate the most attractive opportunities for you as a shareholder in the hard assets space. Please stay in touch with us through our website (http://www.vaneck.com) on which we offer videos, blogs, and email subscriptions, all of which are designed to keep you up to date with your investment in VanEck Vectors ETFs.

1

VANECK VECTORS HARD ASSETS ETFs

(unaudited) (continued)

On the following pages, you will find the performance record of each of the funds for the period ended June 30, 2016. You will also find their financial statements. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

July 22, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVIS™ Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

[3]	Gold London PM Fixing is the price of a fine ounce of gold as set by the afternoon session of the twice daily fix of the price of a fine ounce which starts at 3:00 PM London, England time and is performed by the ICE Benchmark Administration as an independent third-party administrator for the LBMA.
2

Management Discussion (unaudited)

Hard Assets Market Overview

The index‡ tracked by HAP (VanEck Vectors Natural Resources ETF), which includes equities of the world’s largest and most prominent hard assets producers, remains the most comprehensive index in the hard assets producer space. For the six-month period ending June 30, 2016, the index returned +15.76%.

The table below shows average sector weightings within this index and the total return of each sector for the six-month period ending June 30, 2016.

		Six Month Total Return
		for Period Ending
RVEIT Sector‡	Average Sector Weighting	June 30, 2016
Energy	39.65%	16.73%
Agriculture	31.16%	4.94%
Base/Industrial Metals	13.01%	16.26%
Precious Metals	8.15%	105.59%
Paper & Forest Products	4.04%	0.47%
Alternatives	4.00%	0.74%

Source: VanEck; FactSet; S-Network Global Indexes, LLC. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

All six sectors had positive returns over the six months ended June 30, 2016. The precious metals sector (the third smallest average weighting) posted the highest total return for the period. Second and third highest returns were posted by energy and base and industrial metals.

Ten of 13 VanEck Vectors Hard Assets ETFs posted positive total returns during the six-month period. The two gold ETFs, the VanEck Vectors Junior Gold Miners ETF (NYSE Arca: GDXJ) and the VanEck Vectors Gold Miners ETF (NYSE Arca: GDX), posted sizable returns of +121.75% and +102.04%, respectively, for the period under review. VanEck Vectors Solar Energy ETF (NYSE Arca: KWT) (-28.68%) was the worst performing Hard Assets ETF.

The result of the U.K. Brexit vote at the end of June, in which the country chose to exit the European Union (EU), came as a surprise to many. While the vote may have sent shock waves through the world’s financial markets, for most of the VanEck Vectors Hard Assets ETFs these shock waves constituted only a temporary blip in performances. Many had recovered by month end and the six-month period under review.

January 1 through June 30, 2016
VanEck Vectors Hard Assets ETFs Total Return

Source: VanEck. Returns based on each fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the funds reflects temporary waivers of expenses and/or fees. Had the funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

3

VANECK VECTORS HARD ASSETS ETFs

(unaudited) (continued)

Agribusiness

The agribusiness industry proved resilient in the first six months of the year. The primary drivers of positive performance for the six-month period were companies in the consumer staples sector and, in particular, those in the food products segment. Geographically, the greatest positive returns came from companies in the U.S., while the greatest negative returns came from those in China. The primary negative drivers were companies in the materials sector and the chemicals segment.

Coal

Having dropped from their most recent high in mid-August 2014 to their lowest in mid-January 2016, coal stocks staged a welcome comeback between mid-January and the end of the period on June 30, 2016. As with other raw materials, coal has benefitted not only from better supply and demand fundamentals, but also a weaker U.S. dollar.1 In particular, thermal coal, used in power stations, enjoyed a rebound. In addition, coal has been helped by both rising oil prices and stronger domestic coal prices in China.2 Canada was the single largest contributor to returns, followed by the U.S. The Philippines and Russia were the only two countries that detracted from the sector’s performance.

Global Alternative Energy

Global alternative energy stocks as a whole performed disappointingly during the first half of 2016, with the Fund recording a negative return for the six-month period. While the utilities sector recorded positive performance, the strongest negative performance came from companies involved in semiconductors and semiconductor equipment. Companies in Spain, Italy, and Japan contributed positively to performance. They were, however, not able to counterbalance U.S. companies, with the largest average weighting in the sector, which detracted the most from performance.

Gold Miners

Both major gold miners and their junior peers had a spectacular six months. Performance in the final week of June was particularly strong, following the largely unexpected result of the Brexit vote that may result in the U.K. exiting the EU. Both funds benefitted from a 24.6% rise in the price of gold bullion for the period under review, and both junior miners and their larger peers outperformed the metal over the same period.

Among the major mining stocks, Canadian companies, with the largest average sector weighting, were also the strongest contributors to performance. Their performance far surpassed, both individually and together, the positive performance of companies in South Africa, the U.S., and Australia. The situation was similar among the juniors, with Canada the strongest contributor, followed by Australia, the U.S., and South Africa. China was the only country to detract from performance, but only minimally.

Oil Refiners

The six-month period was particularly tempestuous for the refining stocks in the Oil Refiners ETF, much of it related to the changes in the crude oil market. Refiners ceased to benefit from continuing low crude oil prices, and suffered subsequently from higher refinery feedstock prices. However, demand for gasoline remained strong,3 with the U.S. Energy Information Administration predicting that U.S. domestic gasoline demand will grow 1.4% in 2016, after rising 2.7% in 2015.4 While exposure to refiners in Finland, Portugal, and South Korea contributed most to performance, refiners out of the U.S., with the largest average weighting in the sector, detracted most from performance for the period.

4

Oil Services

Following an abysmal year in 2015, oil services stocks continued on a downward path through late-January 2016. They then embarked on a steady rise to the end of the six-month period. Oil services stocks benefitted from the rise in oil prices during the first half of the year. Although Halliburton (15.5% of Fund net assets†) and Baker Hughes (5.0% of Fund net assets†) may have aborted their $28 billion merger,5 another significant deal is now pending—the merger of the French drilling giants FMC Technologies (4.4% of Fund net assets†) and Technip (not owned by the Fund).6 Drilling activity, however, continues to be muted. At the beginning of July, the total U.S. rig count stood at 431,7 having in mid-May hit the lowest level ever recorded by Baker Hughes since it started tracking the number in 1949.8 Oil service stocks in the U.S., the largest average weighting in the sector, contributed the most to performance. Companies in the U.K. and Switzerland detracted from performance.

Rare Earth and Strategic Metals

Having sunk to an all-time low in late January 2016, the VanEck Vectors Rare Earth/Strategic Metals ETF, rose slowly over the remainder of the six-month period. Companies operating in South Africa and Argentina,9 involved specifically in the mining of manganese and chrome,10 and lithium and boron respectively, were the greatest contributors to performance. The greatest detractors included companies involved in titanium and the rare earths. Small-cap companies performed considerably better than their large- and mid-cap peers during the period under review.

Natural Resources

Five sectors contributed positively to performance. Precious metals companies and energy companies, constituting the largest segment of the natural resources industry, provided the largest positive returns. Only one sector, paper and forest products, contributed negatively to performance during the period under review.

Solar Energy

Continuing weakened performance over the second half of 2015, and despite the unexpected further five year extension of the Solar Investment Tax Credit in December 2015, solar energy stocks remained on a downward trajectory during the first half of 2016. Within the sector, the greatest detractors from performance were companies in the U.S., followed by those in China. Only companies in Thailand and Spain contributed positively to performance.

Steel

In a welcome reversal to its fortunes over the last six months of 2015, the first half of 2016 was generally good for the steel industry, particularly in the U.S. While the global industry continued to suffer significant overcapacity, with China continuing to roll out steel with abandon, the U.S. Department of Commerce announced in March that both government subsidies and dumping were occurring. It levied significant tariffs; more than enough to lock Chinese steel out from the U.S. market. This led to the continuation of a strengthening U.S. steel environment. The U.S. had the largest average sector weighting during the period under review and was the greatest contributor to total return. Brazil was the second largest contributor to performance. Companies operating in the U.K. and Bahamas contributed the least to performance.

Unconventional Oil & Gas

In contrast to the preceding six-month period, during the first half of 2016, unconventional energy companies benefitted from more robust oil prices. Over the period, in addition to a tightening in supply,11 demand also remained healthy.12 Forest fires in Canada, pipeline outages in Nigeria, and reduced supplies from Libya all contributed to further balancing of the market.13 By the time West Texas Intermediate (WTI) front month crude prices hit $37.04 at the end of December 2015, oil had fallen 30% over the previous 12-month period. When it finished the first half of 2016 on June 30, 2016, front month WTI at $48.33 was up 30.48% on the year. U.S. stocks (on average approximately 82% of the fund by weight during the period under review) contributed the most to performance.

5

VANECK VECTORS HARD ASSETS ETFs

(unaudited) (continued)

Uranium and Nuclear Energy

Performance in the first half of 2016 was positive. Utility companies, with the largest average weighting over the period, produced all the sector’s positive total return, with the energy and industrial sectors both detracting from performance. Geographically, companies in the U.S. contributed the most to performance, while Japan was the greatest detractor from performance.

In Japan, a number of reactors restarted during the first half of 2016. While Kansai Electric Power’s (3.4% of Fund net assets†) Takahama 3 plant resumed commercial operations at the end of January, its sister plant, Takahama 4, was restarted at the end of February.14 And, in just one week in the middle of June, three power companies (including Kansai) announced the proposed restarting of four further reactors.15 While the viability of energy production in the U.S. has remained in question for some time16—in an event not seen since 1996—a new reactor came to life in Tennessee when the Watts Bar nuclear reactor went live in early June.17 According to the World Nuclear Association at the end of April, there were some 440 nuclear power reactors operating in 32 countries and 60 power reactors currently under construction in 14 countries, notably China, South Korea, United Arab Emirates, and Russia.18

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance.

Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

‡	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals.

†	All Fund assets referenced are Total Net Assets as of June 30, 2016, unless otherwise stated.

[1]	The Financial Times: Unloved coal rides commodities rebound, http://www.ft.com/cms/s/0/2463e5fc-2e4d-11e6-a18d-a96ab29e3c95.html

[2]	Ibid.

[3]	The Wall Street Journal: Oil Retreats But Remains Near Highs, http://www.wsj.com/articles/oil-retreats-but-remains-near-highs-1465466360

[4]	The Wall Street Journal: Oil Price Upheaval Finally Hits Refiners, http://www.wsj.com/articles/oil-price-upheaval-finally-hits-refiners-1462316442

[5]	Reuters: Halliburton and Baker Hughes scrap $28 billion merger, http://www.reuters.com/article/us-bakerhughes-m-a-halliburton-idUSKCN0XS1KW

[6]	The Street – Real Money: Time To Put (Some) Oil Services Companies on Your Radar, http://realmoney.thestreet.com/articles/05/23/2016/time-put-some-oil-services-companies-your-radar

[7]	Baker Hughes: Rig Count Overview & Summary Count, http://phx.corporate-ir.net/phoenix.zhtml?c=79687&p=irol-reportsother

[8]	Petro Global News: U.S. rig count plunges to lowest level since 2009, http://petroglobalnews.com/2016/05/u-s-oil-rig-count-falls-7-year-low/

[9]	Orocobre Limited: http://www.orocobre.com/

[10]	Assore: http://www.assore.com/about-us/group-profile-2/

[11]	CNBC: Oil Supply Balances Tightening More Rapidly Than Expected, with “Very Real” Prospect of Extremely Undersupplied Market in 2016 and 2017 – Hall, http://www.cnbc.com/2016/06/07/reuters-america-oil-supply-balances-tightening-more-rapidly-than-expected-with-very-real-prospect-of-extremely-undersupplied-market-in.html

[12]	CNBC: Oil market ‘to be balanced in the second half of 2016’: IEA, http://www.cnbc.com/2016/06/14/oil-market-to-be-balanced-in-the-second-half-of-2016-iea.html

[13]	The Wall Street Journal: Forest Fires Cut Into Canadian Oil Production, http://www.wsj.com/articles/fires-cause-drop-in-canadian-oil-output-1462484697

[14]	Nuclear Energy Institute: News & Media, http://www.nei.org/News-Media/News/Japan-Nuclear-Update

[15]	Ibid.

[16]	Public Radio International: Nuclear reactor closings in the US continue to roil the energy industry, http://www.pri.org/stories/2015-11-22/nuclear-reactor-closings-us-continue-roil-energy-industry

[17]	The Washington Post: It’s the first new U.S. nuclear reactor in decades. And climate change has made that a very big deal, https://www.washingtonpost.com/news/energy-environment/wp/2016/06/17/the-u-s-is-powering-up-its-first-new-nuclear-reactor-in-decades/

[18]	World Nuclear Association: Plans for New Reactors Worldwide, http://www.world-nuclear.org/information-library/current-and-future-generation/plans-for-new-reactors-worldwide.aspx
6

AGRIBUSINESS ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVMOOTR[2]
Six Months	3.27%	3.07%	2.50%
One Year	(10.41)%	(10.57)%	(11.05)%
Five Year	(0.21)%	(0.13)%	0.03%
Life* (annualized)	3.33%	3.32%	3.67%
Life* (cumulative)	33.54%	33.44%	37.51%

†	Returns less than one year are not annualized
*	since 8/31/2007

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the MVIS Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the VanEck Vectors Agribusiness ETF was 8/31/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.56% / Net Expense Ratio 0.56%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVIS™ Global Agribusiness Index (MVMOOTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global agribusiness industry.

MVMOOTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Agribusiness ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

7

COAL ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVKOLTR[2]
Six Months	47.36%	45.86%	44.62%
One Year	(15.37)%	(16.34)%	(16.94)%
Five Year	(26.16)%	(26.21)%	(26.03)%
Life* (annualized)	(14.59)%	(14.65)%	(14.28)%
Life* (cumulative)	(73.72)%	(73.86)%	(72.89)%

†	Returns less than one year are not annualized
*	since 1/10/2008

Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the MVIS Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the VanEck Vectors Coal ETF was 1/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/10/08) to the first day of secondary market trading in shares of the Fund (1/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.71% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVIS™ Global Coal Index (MVKOLTR) is a rules-based, capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

MVKOLTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Coal ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

8

GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	AGIXLT[2]
Six Months	(9.29)%	(8.19)%	(9.10)%
One Year	(18.23)%	(17.69)%	(18.35)%
Five Year	(1.04)%	(0.91)%	(1.51)%
Life* (annualized)	(8.26)%	(8.19)%	(8.59)%
Life* (cumulative)	(54.60)%	(54.26)%	(56.09)%

†	Returns less than one year are not annualized
*	since 5/3/2007

Commencement dates for the VanEck Vectors Global Alternative Energy ETF was 5/3/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/3/07) to the first day of secondary market trading in shares of the Fund (5/9/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.62% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR – XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation in connection with VanEck Vectors Global Alternative Energy ETF (the “Fund”). The Fund is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. AGIXLT is calculated by Dow Jones Indexes. The Fund, based on the AGIXLT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

9

GOLD MINERS ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	GDMNTR[2]
Six Months	101.97%	102.04%	102.49%
One Year	57.34%	57.39%	57.93%
Five Year	(12.03)%	(12.04)%	(11.63)%
Ten Year	(2.65)%	(2.65)%	(2.17)%

†	Returns less than one year are not annualized

Commencement date for the VanEck Vectors Gold Miners ETF was 5/16/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.51% / Net Expense Ratio 0.51%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Gold Miners Index (GDMNTR) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

GDMNTR, a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with VanEck Vectors Gold Miners ETF (the “Fund”). The Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of GDMNTR or results to be obtained by any person from using GDMNTR in connection with trading the Fund.

10

JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVGDXJTR[2]
Six Months	121.76%	121.75%	121.97%
One Year	77.66%	78.17%	78.48%
Five Year	(19.11)%	(18.95)%	(18.52)%
Life* (annualized)	(9.41)%	(9.40)%	(9.03)%
Life* (cumulative)	(48.10)%	(48.05)%	(46.64)%

†	Returns less than one year are not annualized
*	since 11/10/2009

Commencement date for the VanEck Vectors Junior Gold Miners ETF was 11/10/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/10/09) to the first day of secondary market trading in shares of the Fund (11/11/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.53% / Net Expense Ratio 0.53%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVIS™ Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

MVGDXJTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVGDXJTR. Solactive AG uses its best efforts to ensure that MVGDXJTR is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVGDXJTR to third parties. VanEck Vectors Junior Gold Miners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

11

NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	RVEIT[2]
Six Months	15.95%	16.19%	15.76%
One Year	(5.75)%	(5.40)%	(5.50)%
Five Year	(3.15)%	(3.01)%	(2.95)%
Life* (annualized)	(1.56)%	(1.51)%	(1.35)%
Life* (cumulative)	(11.58)%	(11.25)%	(10.14)%

†	Returns less than one year are not annualized
*	since 8/29/2008

Effective May 1, 2014, the name of the index that the Fund seeks to replicate changed from the RogersTM-Van Eck Hard Assets Producers Index to the RogersTM-Van Eck Natural Resources Index. The Index rulebook has not changed in connection with the Index name change.

Commencement date for the VanEck Vectors Natural Resources ETF was 8/29/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/29/08) to the first day of secondary market trading in shares of the Fund (9/3/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.72% / Net Expense Ratio 0.49%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules-based, modified capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

The RogersTM-Van Eck Natural Resources Index has been licensed by Van Eck Associates Corporation from S-Network Global Indexes, LLC in connection with VanEck Vectors Natural Resources ETF. VanEck Vectors Natural Resources ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in the Fund.

“Jim Rogers,” “James Beeland Rogers, Jr.,” and “Rogers,” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this material, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES AND VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF HAP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF RVEI. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR VAN ECK OR ANY THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

12

OIL REFINERS ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Total Return†	Share Price[1]	NAV	MVCRAKTR[2]
Six Months	(6.28)%	(5.59)%	(6.37)%
Life* (cumulative)	(5.89)%	(5.44)%	(5.81)%

†	Returns less than one year are not annualized
*	since 8/18/2015

Commencement date for the VanEck Vectors Oil Refiners ETF was 8/18/2015.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/18/15) to the first day of secondary market trading in shares of the Fund (8/19/15), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 3.25% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVIS™ US Global Oil Refiners Index (MVCRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining

MVCRAKTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVCRAKTR. Solactive AG uses its best efforts to ensure that MVCRAKTR is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Oil Refiners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

13

OIL SERVICES ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVOIHTR[2]
Six Months	10.59%	10.55%	10.40%
One Year	(14.19)%	(14.16)%	(14.38)%
Life* (annualized)	(4.03)%	(4.22)%	(4.32)%
Life* (cumulative)	(17.00)%	(17.76)%	(18.13)%

†	Returns less than one year are not annualized
*	since 12/20/2011

Commencement date for the VanEck Vectors Oil Services ETF was 12/20/2011.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.39% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVIS™ US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

MVOIHTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVOIHTR. Solactive AG uses its best efforts to ensure that MVOIHTR is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVOIHTR to third parties. VanEck Vectors Oil Services ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

14

RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVREMXTR[2]
Six Months	23.49%	20.91%	19.42%
One Year	(22.08)%	(22.66)%	(23.58)%
Five Year	(28.63)%	(28.59)%	(29.20)%
Life* (annualized)	(22.13)%	(22.16)%	(22.72)%
Life* (cumulative)	(75.82)%	(75.87)%	(76.84)%

†	Returns less than one year are not annualized
*	since 10/27/2010

Commencement date for the VanEck Vectors Rare Earth/Strategic Metals ETF was 10/27/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/27/10) to the first day of secondary market trading in shares of the Fund (10/28/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.92% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVIS™ Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

MVREMXTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Rare Earth/Strategic Metals ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

SOLAR ENERGY ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVKWTTR[2]
Six Months	(29.60)%	(28.68)%	(29.96)%
One Year	(41.14)%	(41.21)%	(45.78)%
Five Year	(21.18)%	(20.90)%	(22.70)%
Life* (annualized)	(26.42)%	(26.27)%	(27.31)%
Life* (cumulative)	(91.90)%	(91.76)%	(92.67)%

†	Returns less than one year are not annualized
*	since 4/21/2008

Index data prior to March 18, 2013 reflects that of the Ardour Solar Energy Index (SOLRXT). From March 18, 2013, forward, the index data reflects that of the MVIS Global Solar Energy Index (MVKWTTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the VanEck Vectors Solar Energy ETF was 4/21/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/21/08) to the first day of secondary market trading in shares of the Fund (4/23/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 1.16% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVIS™ Global Solar Energy Index (MVKWTTR) is a rules-based, modified-capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global solar energy industry.

MVKWTTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Solar Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

16

STEEL ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	STEELTR[2]
Six Months	41.59%	41.60%	41.00%
One Year	(4.51)%	(4.34)%	(5.09)%
Five Year	(14.25)%	(14.22)%	(14.12)%
Life* (annualized)	(1.54)%	(1.53)%	(1.29)%
Life* (cumulative)	(14.02)%	(13.94)%	(11.81)%

†	Returns less than one year are not annualized
*	since 10/10/2006

Commencement date for the VanEck Vectors Steel ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.64% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Steel Index (STEEL) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

NYSE Arca Steel Index (STEEL) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with VanEck Vectors Steel ETF (SLX). VanEck Vectors Steel ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of STEEL or the results to be obtained by any person from the using STEEL in connection with trading the Fund.

17

UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVFRAKTR[2]
Six Months	24.70%	25.38%	25.51%
One Year	(18.16)%	(18.05)%	(17.93)%
Life* (annualized)	(7.89)%	(7.84)%	(7.73)%
Life* (cumulative)	(30.20)%	(30.03)%	(29.69)%

†	Returns less than one year are not annualized
*	since 2/14/2012

Commencement date for the Unconventional Oil & Gas ETF was 2/14/2012.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/14/12) to the first day of secondary market trading in shares of the Fund (2/15/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.71% / Net Expense Ratio 0.54%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.54% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVIS™ Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of companies involved in the exploration, development, extraction, production and/or refining of unconventional oil and natural gas.

MVFRAKTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVFRAKTR. Solactive AG uses its best efforts to ensure that MVFRAKTR is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVFRAKTR to third parties. VanEck Vectors Unconventional Oil & Gas ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

18

URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

June 30, 2016 (unaudited)

Average Annual
Total Return†	Share Price[1]	NAV	MVNLRTR[2]
Six Months	11.01%	11.51%	10.50%
One Year	7.81%	8.00%	6.80%
Five Year	(0.49)%	(0.37)%	(0.88)%
Life* (annualized)	(5.86)%	(5.78)%	(5.84)%
Life* (cumulative)	(41.53)%	(41.07)%	(41.41)%

†	Returns less than one year are not annualized
*	since 8/13/2007

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the MVIS Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the VanEck Vectors Uranium+Nuclear Energy ETF was 8/13/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Gross Expense Ratio 0.78% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2017. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	MVIS™ Global Uranium & Nuclear Energy Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

MVNLRTR is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards MV Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. VanEck Vectors Uranium+Nuclear Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

19

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	January 1, 2016-
	January 1, 2016	June 30, 2016	During Period	June 30, 2016
Agribusiness ETF
Actual	$1,000.00	$1,030.70	0.56%	$2.83
Hypothetical**	$1,000.00	$1,022.08	0.56%	$2.82
Coal ETF
Actual	$1,000.00	$1,458.60	0.59%	$3.61
Hypothetical**	$1,000.00	$1,021.93	0.59%	$2.97
Global Alternative Energy ETF
Actual	$1,000.00	$918.10	0.62%	$2.96
Hypothetical**	$1,000.00	$1,021.78	0.62%	$3.12
Gold Miners ETF
Actual	$1,000.00	$2,020.40	0.51%	$3.83
Hypothetical**	$1,000.00	$1,022.33	0.51%	$2.56
Junior Gold Miners ETF
Actual	$1,000.00	$2,217.50	0.53%	$4.24
Hypothetical**	$1,000.00	$1,022.23	0.53%	$2.66
Natural Resources ETF
Actual	$1,000.00	$1,161.90	0.49%	$2.63
Hypothetical**	$1,000.00	$1,022.43	0.49%	$2.46
Oil Refiners ETF
Actual	$1,000.00	$944.10	0.59%	$2.85
Hypothetical**	$1,000.00	$1,021.93	0.59%	$2.97
Oil Services ETF
Actual	$1,000.00	$1,105.50	0.35%	$1.83
Hypothetical**	$1,000.00	$1,023.12	0.35%	$1.76
Rare Earth / Strategic Metals ETF
Actual	$1,000.00	$1,209.10	0.60%	$3.30
Hypothetical**	$1,000.00	$1,021.88	0.60%	$3.02
Solar Energy ETF
Actual	$1,000.00	$713.20	0.65%	$2.77
Hypothetical**	$1,000.00	$1,021.63	0.65%	$3.27
Steel ETF
Actual	$1,000.00	$1,416.00	0.55%	$3.30
Hypothetical**	$1,000.00	$1,022.13	0.55%	$2.77
Unconventional Oil & Gas ETF
Actual	$1,000.00	$1,253.80	0.54%	$3.03
Hypothetical**	$1,000.00	$1,022.18	0.54%	$2.72
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,115.10	0.61%	$3.21
Hypothetical**	$1,000.00	$1,021.83	0.61%	$3.07

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2016) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
21

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 3.3%
5,023,278	Incitec Pivot Ltd. #	$11,265,688
536,578	Nufarm Ltd. #	2,978,649
1,953,492	Treasury Wine Estates Ltd. #	13,552,726
		27,797,063
Canada: 8.5%
402,254	Agrium, Inc. (USD) †	36,371,807
2,248,596	Potash Corp. of Saskatchewan, Inc. (USD)	36,517,199
		72,889,006
Chile: 0.5%
167,255	Sociedad Quimica y Minera de Chile SA (ADR)	4,134,544
China / Hong Kong: 1.1%
12,038,000	China Huishan Dairy Holdings Co. Ltd. † #	4,914,895
6,938,000	Goldin Financial Holdings Ltd. * #	4,382,792
		9,297,687
Denmark: 0.6%
130,920	Bakkafrost P/F (NOK) #	4,939,985
Germany: 1.5%
633,181	K+S AG † #	12,976,623
Indonesia: 0.8%
23,868,700	Charoen Pokphand Indonesia Tbk PT #	6,832,678
Israel: 0.8%
1,687,447	Israel Chemicals Ltd. (USD)	6,581,043
Japan: 7.1%
3,424,130	Kubota Corp. #	46,617,193
554,000	Nippon Meat Packers, Inc. #	13,658,955
		60,276,148
Malaysia: 3.0%
4,465,400	Felda Global Ventures Holdings Bhd #	1,678,726
9,569,055	IOI Corp. Bhd #	10,282,814
1,268,370	Kuala Lumpur Kepong Bhd #	7,335,658
1,647,100	PPB Group Bhd #	6,766,817
		26,064,015
Netherlands: 0.3%
187,847	OCI NV * † #	2,547,477
Norway: 3.7%
982,709	Marine Harvest ASA (ADR) †	16,607,782
473,208	Yara International ASA #	15,033,750
		31,641,532
Russia: 1.2%
424,164	PhosAgro OAO (GDR) # Reg S	6,273,059
1,359,792	Uralkali PJSC * #	3,723,044
		9,996,103
Singapore: 2.6%
1,624,600	First Resources Ltd. † #	1,897,297
16,430,245	Golden Agri-Resources Ltd. #	4,302,822
6,690,451	Wilmar International Ltd. #	16,301,108
		22,501,227
South Africa: 0.2%
250,306	Tongaat Hulett Ltd.	2,005,695
Number of Shares		Value

South Korea: 0.4%
111,692	Komipharm International Co. Ltd. * #	$3,298,232
Switzerland: 7.9%
876,506	Syngenta AG (ADR) †	67,306,896
Taiwan: 0.4%
2,464,000	Taiwan Fertilizer Co. Ltd. #	3,289,512
Thailand: 1.5%
15,881,136	Charoen Pokphand Foods (NVDR) #	13,019,890
Ukraine: 0.2%
131,802	Kernel Holding SA #	1,762,890
United Kingdom: 2.4%
2,885,495	CNH Industrial NV (USD) †	20,631,289
United States: 52.1%
144,603	AGCO Corp.	6,815,139
67,277	Andersons, Inc.	2,391,025
1,329,574	Archer-Daniels-Midland Co.	57,025,429
62,673	Balchem Corp.	3,738,444
364,256	Bunge Ltd.	21,545,742
601,465	CF Industries Holdings, Inc.	14,495,307
719,701	Deere & Co. †	58,324,569
278,756	FMC Corp.	12,909,190
177,709	IDEXX Laboratories, Inc. *	16,502,058
662,360	Monsanto Co.	68,494,648
879,507	Mosaic Co. †	23,025,493
86,895	Neogen Corp. *	4,887,844
193,671	Pilgrim’s Pride Corp. * †	4,934,737
56,762	Sanderson Farms, Inc. †	4,917,860
143,825	Toro Co.	12,685,365
322,219	Tractor Supply Co.	29,379,928
749,947	Tyson Foods, Inc.	50,088,960
1,110,016	Zoetis, Inc.	52,681,359
		444,843,097
Total Common Stocks (Cost: $963,483,054)		854,632,632

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 14.8%
Repurchase Agreements: 14.8%
$30,087,773	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $30,088,141; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $30,689,530 including accrued interest)	30,087,773
30,087,773	Repurchase agreement dated 6/30/16 with Credit Agricole CIB, 0.48%, due 7/1/16, proceeds $30,088,174; (collateralized by various U.S. government and agency obligations, 0.00% to 8.13%, due 7/21/16 to 8/15/25, valued at $30,689,541 including accrued interest)	30,087,773

See Notes to Financial Statements

22

Principal Amount		Value

Repurchase Agreements: (continued)
$30,087,773	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $30,088,181; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $30,689,529 including accrued interest)	$30,087,773
6,333,076	Repurchase agreement dated 6/30/16 with Mizuho Securities USA, Inc., 0.45%, due 7/1/16, proceeds $6,333,155; (collateralized by various U.S. government and agency obligations, 1.00% to 8.00%, due 6/1/22 to 11/20/45, valued at $6,459,738 including accrued interest)	6,333,076
Principal Amount		Value

$30,087,773	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $30,088,124; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $30,689,529 including accrued interest)	$30,087,773
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $126,684,168)		126,684,168
Total Investments: 114.9% (Cost: $1,090,167,222)		981,316,800
Liabilities in excess of other assets: (14.9)%		(127,341,101)
NET ASSETS: 100.0%		$853,975,699

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $124,442,527.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $219,633,280 which represents 25.7% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	3.4%	$29,379,928
Consumer Staples	31.2	266,764,491
Financials	0.5	4,382,792
Health Care	9.1	77,369,493
Industrials	17.0	145,073,555
Materials	38.8	331,662,373
	100.0%	$854,632,632

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$27,797,063	$—	$27,797,063
Canada	72,889,006	—	—	72,889,006
Chile	4,134,544	—	—	4,134,544
China / Hong Kong	—	9,297,687	—	9,297,687
Denmark	—	4,939,985	—	4,939,985
Germany	—	12,976,623	—	12,976,623
Indonesia	—	6,832,678	—	6,832,678
Israel	6,581,043	—	—	6,581,043
Japan	—	60,276,148	—	60,276,148

See Notes to Financial Statements

23

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks (continued)
Malaysia	$—	$26,064,015	$—	$26,064,015
Netherlands	—	2,547,477	—	2,547,477
Norway	16,607,782	15,033,750	—	31,641,532
Russia	—	9,996,103	—	9,996,103
Singapore	—	22,501,227	—	22,501,227
South Africa	2,005,695	—	—	2,005,695
South Korea	—	3,298,232	—	3,298,232
Switzerland	67,306,896	—	—	67,306,896
Taiwan	—	3,289,512	—	3,289,512
Thailand	—	13,019,890	—	13,019,890
Ukraine	—	1,762,890	—	1,762,890
United Kingdom	20,631,289	—	—	20,631,289
United States	444,843,097	—	—	444,843,097
Repurchase Agreements	—	126,684,168	—	126,684,168
Total	$634,999,352	$346,317,448	$—	$981,316,800

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

24

COAL ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 98.1%
Australia: 18.1%
1,340,460	Aurizon Holdings Ltd. #	$4,855,750
289,465	Washington H Soul Pattinson & Co. Ltd. #	3,672,960
3,024,992	Whitehaven Coal Ltd. * #	2,473,224
		11,001,934
Canada: 12.5%
376,916	Teck Cominco Ltd. (USD)	4,963,984
184,758	Westshore Terminals Investment Corp.	2,661,756
		7,625,740
China / Hong Kong: 22.2%
5,708,095	China Coal Energy Co. Ltd. * #	2,990,780
2,416,408	China Shenhua Energy Co. Ltd. #	4,494,367
13,828,067	Fushan International Energy Group Ltd. #	2,475,744
27,260,000	National United Resources Holdings Ltd. * #	573,767
475,207	Yanzhou Coal Mining Co. Ltd. (ADR)	2,970,044
		13,504,702
Indonesia: 16.1%
39,922,915	Adaro Energy Tbk PT #	2,594,528
1,857,852	Indo Tambangraya Megah Tbk PT #	1,328,306
3,396,600	Tambang Batubara Bukit Asam Tbk PT #	1,998,170
3,459,900	United Tractors Tbk PT #	3,903,693
		9,824,697
Philippines: 4.0%
921,850	Semirara Mining and Power Corp. #	2,459,982
Poland: 3.1%
299,556	Jastrzebska Spolka Weglowa SA * #	1,303,994
65,566	Lubelski Wegiel Bogdanka SA	598,169
		1,902,163
Number of Shares		Value

Russia: 0.5%
717,630	Raspadskaya OJSC * #	$320,177
South Africa: 4.3%
558,254	Exxaro Resources Ltd. #	2,586,575
Thailand: 3.9%
5,689,700	Banpu PCL (NVDR) #	2,391,639
United States: 13.4%
211,879	Cloud Peak Energy, Inc. *	436,471
173,748	Consol Energy, Inc.	2,795,605
49,761	FreightCar America, Inc.	699,142
141,107	Joy Global, Inc.	2,983,002
210,984	SunCoke Energy, Inc.	1,227,927
		8,142,147
Total Common Stocks (Cost: $87,631,712)		59,759,756
WARRANTS: 1.1% (Cost: $0)
Thailand: 1.1%
2,576,100	Banpu PCL 06/05/17 Warrants (THB 5.00, expiring 06/05/17)	674,448
MONEY MARKET FUND: 0.8% (Cost: $479,652)
479,652	Dreyfus Government Cash Management Fund	479,652
Total Investments: 100.0% (Cost: $88,111,364)		60,913,856
Liabilities in excess of other assets: (0.0)%		(16,468)
NET ASSETS: 100.0%		$60,897,388

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
THB	Thai Baht
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $40,423,656 which represents 66.4% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	0.9%	$573,767
Energy	63.0	38,368,961
Industrials	18.4	11,199,650
Materials	16.9	10,291,826
Money Market Fund	0.8	479,652
	100.0%	$60,913,856

See Notes to Financial Statements

25

COAL ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$11,001,934	$—	$11,001,934
Canada	7,625,740	—	—	7,625,740
China / Hong Kong	2,970,044	10,534,658	—	13,504,702
Indonesia	—	9,824,697	—	9,824,697
Philippines	—	2,459,982	—	2,459,982
Poland	598,169	1,303,994	—	1,902,163
Russia	—	320,177	—	320,177
South Africa	—	2,586,575	—	2,586,575
Thailand	—	2,391,639	—	2,391,639
United States	8,142,147	—	—	8,142,147
Warrants	674,448	—	—	674,448
Money Market Fund	479,652	—	—	479,652
Total	$20,490,200	$40,423,656	$—	$60,913,856

During the period ended June 30, 2016, transfers of securities from Level 2 to Level 1 were $455,364. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

26

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Austria: 1.0%
58,224	Verbund – Oesterreichische Elektrizis AG † #	$822,030
Brazil: 1.9%
248,475	Cosan Ltd. (Class A) (USD)	1,617,572
Canada: 1.1%
61,391	Canadian Solar, Inc. (USD) * †	928,232
China / Hong Kong: 12.4%
1,468,000	China High Speed Transmission Equipment Group Co. Ltd. * #	1,182,730
4,427,000	China Longyuan Power Group Corp. Ltd. #	3,695,738
484,600	Dongfang Electric Corp. Machinery Co. Ltd. #	381,588
18,012,600	GCL-Poly Energy Holdings Ltd. #	2,367,560
44,703	JinkoSolar Holding Co. Ltd. (ADR) * †	911,047
125,185	Trina Solar Ltd. (ADR) * †	968,932
712,600	Xinjiang Goldwind Science & Technology Co. Ltd. † #	980,350
		10,487,945
Denmark: 10.0%
124,154	Vestas Wind Systems A/S #	8,445,170
Germany: 3.5%
82,926	Nordex SE * † #	2,356,472
12,363	SMA Solar Technology AG † #	611,417
		2,967,889
Japan: 4.2%
157,904	Kurita Water Industries Ltd. #	3,543,116
Spain: 10.0%
273,490	EDP Renovaveis SA #	2,060,773
318,391	Gamesa Corp. Tecnologica SA #	6,350,490
		8,411,263
Sweden: 4.3%
432,711	Nibe Industrier AB #	3,593,218
Taiwan: 0.6%
609,000	Gintech Energy Corp. * #	498,869
United States: 50.9%
186,137	Covanta Holding Corp.	3,061,954
143,121	Cree, Inc. * †	3,497,877
139,853	Eaton Corp. Plc	8,353,420
61,651	EnerSys, Inc.	3,666,385
109,283	First Solar, Inc. *	5,298,040
51,527	Green Plains Renewable Energy, Inc.	1,016,112
54,008	Itron, Inc. *	2,327,745
49,974	Ormat Technologies, Inc.	2,186,862
41,046	Power Integrations, Inc.	2,055,173
85,463	Solarcity Corp. * †	2,045,130
84,594	Sunpower Corp. * †	1,310,361
38,274	Tesla Motors, Inc. * †	8,124,805
		42,943,864
Total Common Stocks (Cost: $90,973,586)		84,259,168
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 21.7%
Repurchase Agreements: 21.7%
$4,347,237	Repurchase agreement dated 6/30/16 with BNP Paribas Securities Corp., 0.40%, due 7/1/16, proceeds $4,347,285; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 11/1/16 to 6/1/46, valued at $4,434,182 including accrued interest)	$4,347,237
4,347,237	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $4,347,290; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $4,434,182 including accrued interest)	4,347,237
4,347,237	Repurchase agreement dated 6/30/16 with HSBC Securities USA, Inc., 0.40%, due 7/1/16, proceeds $4,347,285; (collateralized by various U.S. government and agency obligations, 3.00% to 8.00%, due 8/1/22 to 6/1/46, valued at $4,434,195 including accrued interest)	4,347,237
4,347,237	Repurchase agreement dated 6/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.44%, due 7/1/16, proceeds $4,347,290; (collateralized by various U.S. government and agency obligations, 4.00% to 4.00%, due 3/20/46 to 5/20/46, valued at $4,434,182 including accrued interest)	4,347,237
915,007	Repurchase agreement dated 6/30/16 with Mizuho Securities USA, Inc., 0.45%, due 7/1/16, proceeds $915,018; (collateralized by various U.S. government and agency obligations, 1.00% to 8.00%, due 6/1/22 to 11/20/45, valued at $933,307 including accrued interest)	915,007
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $18,303,955)		18,303,955
Total Investments: 121.6% (Cost: $109,277,541)		102,563,123
Liabilities in excess of other assets: (21.6)%		(18,223,260)
NET ASSETS: 100.0%		$84,339,863

See Notes to Financial Statements

27

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $17,801,032.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $36,889,521 which represents 43.7% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	9.6%	$8,124,805
Energy	3.1	2,633,684
Industrials	52.2	43,960,023
Information Technology	24.7	20,775,253
Utilities	10.4	8,765,403
	100.0%	$84,259,168

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$822,030	$—	$822,030
Brazil	1,617,572	—	—	1,617,572
Canada	928,232	—	—	928,232
China / Hong Kong	1,879,979	8,607,966	—	10,487,945
Denmark	—	8,445,170	—	8,445,170
Germany	—	2,967,889	—	2,967,889
Japan	—	3,543,116	—	3,543,116
Spain	—	8,411,263	—	8,411,263
Sweden	—	3,593,218	—	3,593,218
Taiwan	—	498,869	—	498,869
United States	42,943,864	—	—	42,943,864
Repurchase Agreements	—	18,303,955	—	18,303,955
Total	$47,369,647	$55,193,476	$—	$102,563,123

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $615,677. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

28

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 11.5%
68,331,092	Evolution Mining Ltd. #	$119,222,480
23,800,991	Independence Group NL #	59,151,516
33,368,007	Newcrest Mining Ltd. * #	577,398,505
27,932,989	Northern Star Resources Ltd. #	103,243,757
28,376,878	OceanaGold Corp. † #	109,003,057
23,262,578	Regis Resources Ltd. #	59,506,858
37,268,081	Saracen Mineral Holdings Ltd. * #	40,004,740
23,041,462	St. Barbara Ltd. * † #	50,673,844
		1,118,204,757
Canada: 55.4%
9,641,900	Agnico-Eagle Mines Ltd. (USD)	515,841,650
12,309,342	Alamos Gold, Inc. (USD)	105,860,341
9,169,681	Asanko Gold, Inc. (USD) *	34,936,485
43,221,891	B2GOLD Corp. (USD) * †	108,486,946
50,724,574	Barrick Gold Corp. (USD)	1,082,969,655
11,262,833	Centerra Gold, Inc.	66,777,404
8,055,440	Detour Gold Corp. *	200,471,102
33,349,082	Eldorado Gold Corp. (USD) †	150,070,869
7,505,933	First Majestic Silver Corp. (USD) * †	101,930,570
6,076,841	Fortuna Silver Mines, Inc. * †	42,252,925
7,717,502	Franco-Nevada Corp. (USD) †	586,993,202
36,228,703	Goldcorp, Inc. (USD)	693,055,088
7,177,039	Guyana Goldfields, Inc. *	51,173,775
18,891,811	IAMGOLD Corp. (USD) * †	78,212,098
57,902,005	Kinross Gold Corp. (USD) *	283,140,804
5,320,413	Kirkland Lake Gold, Inc. *	43,589,123
13,872,061	McEwen Mining, Inc. (USD) ‡	53,407,435
23,746,018	New Gold, Inc. (USD) *	104,007,559
4,948,102	Osisko Gold Royalties Ltd.	64,351,615
7,074,147	Pan American Silver Corp. (USD) †	116,369,718
15,046,141	Semafo, Inc. *	71,830,349
5,509,906	Silver Standard Resources, Inc. (USD) *	71,573,679
19,150,848	Silver Wheaton Corp. (USD) †	450,619,453
36,624,148	Torex Gold Resources, Inc. *	65,143,437
44,082,810	Yamana Gold, Inc. (USD) †	229,230,612
		5,372,295,894
China / Hong Kong: 1.4%
40,715,500	Zhaojin Mining Industry Co. Ltd. † #	43,301,628
268,438,000	Zijin Mining Group Ltd. † #	90,172,635
		133,474,263
Monaco: 0.7%
3,927,439	Endeavour Mining Corp. (CAD) *	66,319,194
Peru: 1.6%
12,827,706	Cia de Minas Buenaventura SA (ADR) *	153,291,087
South Africa: 7.7%
19,050,906	AngloGold Ashanti Ltd. (ADR) *	344,059,362
38,233,113	Gold Fields Ltd. (ADR)	187,342,254
20,351,331	Harmony Gold Mining Co. Ltd. (USD) * †	73,468,305
10,749,306	Sibanye Gold Ltd. (ADR) †	146,405,548
		751,275,469
Number of Shares		Value

United Kingdom: 5.9%
53,617,672	Cenatamin Plc #	$94,850,142
4,287,819	Randgold Resources Ltd. (ADR) †	480,407,241
		575,257,383
United States: 15.8%
13,586,476	Alacer Gold Corp. (CAD) *	32,221,719
7,127,860	Coeur d’Alene Mines Corp. * †	75,982,988
17,871,435	Hecla Mining Co.	91,144,319
23,095,239	Newmont Mining Corp.	903,485,750
3,055,075	Royal Gold, Inc. †	220,026,501
13,951,331	Tahoe Resources, Inc.	208,851,425
		1,531,712,702
Total Common Stocks (Cost: $8,436,059,494)		9,701,830,749
MONEY MARKET FUND: 0.0% (Cost: $2,537,352)
2,537,352	Dreyfus Government Cash Management Fund	2,537,352
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $8,438,596,846)		9,704,368,101

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.6%
Repurchase Agreements: 0.6%
$13,912,547	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $13,912,717; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $14,190,799 including accrued interest)	13,912,547
13,912,547	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $13,912,740; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $14,190,798 including accrued interest)	13,912,547
13,912,547	Repurchase agreement dated 6/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.44%, due 7/1/16, proceeds $13,912,717; (collateralized by various U.S. government and agency obligations, 4.00% to 4.00%, due 3/20/46 to 5/20/46, valued at $14,190,798 including accrued interest)	13,912,547

See Notes to Financial Statements

29

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Principal Amount		Value

Repurchase Agreements: (continued)
$2,928,321	Repurchase agreement dated 6/30/16 with Mizuho Securities USA, Inc., 0.45%, due 7/1/16, proceeds $2,928,358; (collateralized by various U.S. government and agency obligations, 1.00% to 8.00%, due 6/1/22 to 11/20/45, valued at $2,986,887 including accrued interest)	$2,928,321
Principal Amount		Value

$13,912,547	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $13,912,709; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $14,190,798 including accrued interest)	$13,912,547
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $58,578,509)		58,578,509
Total Investments: 100.6% (Cost: $8,497,175,355)		9,762,946,610
Liabilities in excess of other assets: (0.6)%		(59,335,904)
NET ASSETS: 100.0%		$9,703,610,706

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $56,009,564.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,346,529,162 which represents 13.9% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Diversified Metals & Mining	0.6%	$59,151,516
Gold	90.3	8,764,379,260
Silver	9.1	878,299,973
Money Market Fund	0.0	2,537,352
	100.0%	$9,704,368,101

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2016 is set forth below:

Affiliates	Value 12/31/15	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/16
Alacer Gold Corp.	$33,672,921	$16,962,528	$(27,770,587)	$(6,542,962)	$—	$—	(b)
Alamos Gold, Inc.	54,918,549	39,800,855	(68,886,753)	5,809,174	137,668	—	(b)
AngloGold Ashanti Ltd.	187,853,752	139,966,354	(245,228,568)	(140,632,538)	—	—	(b)
B2GOLD Corp.	61,483,463	40,301,197	(71,109,818)	(6,510,112)	—	—	(b)
Cenatamin Plc	70,939,054	42,979,721	(73,042,138)	13,347,072	1,168,021	—	(b)
Centerra Gold, Inc.	72,984,295	33,782,133	(54,613,853)	(2,219,080)	870,412	—	(b)
Cia de Minas Buenaventura SA	70,955,167	52,485,943	(78,465,107)	(53,398,311)	—	—	(b)
Detour Gold Corp.	115,259,336	84,157,594	(139,542,310)	31,026,509	—	—	(b)
Eldorado Gold Corp.	138,401,911	69,834,442	(115,680,576)	(106,652,928)	—	—	(b)
Evolution Mining Ltd.	96,237,854	54,704,983	(94,028,011)	15,197,871	701,763	—	(b)
Gold Fields Ltd.	140,168,723	85,037,624	(134,256,072)	(42,331,529)	665,817	—	(b)
G-Resources Group Ltd.	41,016,138	8,791,697	(43,067,336)	(23,179,851)	—	—	(b)
Hecla Mining Co.	46,472,985	33,386,168	(56,300,724)	(8,797,613)	110,777	—	(b)
IAMGOLD Corp.	36,143,902	29,490,854	(47,038,058)	(24,031,811)	—	—	(b)
Kinross Gold Corp.	135,689,716	122,673,095	(184,225,642)	(145,009,534)	—	—	(b)
McEwen Mining, Inc.	—	46,804,171	(785,962)	109,893	—	53,407,435
New Gold, Inc.	76,818,007	50,067,966	(86,924,171)	(54,763,229)	—	—	(b)
Northern Star Resources Ltd.	79,223,331	46,181,763	(82,357,089)	17,356,481	765,115	—	(b)

See Notes to Financial Statements

30

Affiliates (continued)	Value 12/31/15	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/16
OceanaGold Corp.	$76,440,254	$47,599,339	$(80,253,794)	$9,083,470	$1,534,606	$—	(b)
Osisko Gold Royalties Ltd.	60,400,833	31,245,772	(45,284,650)	(2,350,187)	330,156	—	(b)
Pan American Silver Corp.	64,109,994	47,959,794	(82,005,427)	(2,983,245)	232,079	—	(b)
Regis Resources Ltd.	55,027,961	27,789,510	(47,180,355)	4,445,218	971,574	—	(b)
Royal Gold, Inc.	155,681,349	91,278,486	(161,610,310)	(23,487,480)	2,520,981	—	(b)
Semafo, Inc.	48,355,408	29,992,852	(44,962,038)	2,108,322	—	—	(b)
Sibanye Gold Ltd.	90,706,299	76,750,815	(134,812,513)	29,886,915	3,316,736	—	(b)
Tahoe Resources, Inc.	128,072,018	70,111,919	(74,181,258)	(3,990,059)	1,628,247	—	(b)
Yamana Gold, Inc.	114,499,902	91,753,275	(155,995,857)	(226,044,807)	482,778	—	(b)
Zhaojin Mining Industry Co. Ltd.	32,224,294	19,226,850	(34,021,050)	2,509,982	314,472	—	(b)
Zijin Mining Group Ltd.	98,209,214	46,947,777	(80,801,139)	4,345,852	2,448,456	—	(b)
	$2,381,966,630	$1,578,065,477	$(2,544,431,166)	$(737,698,517)	$18,199,658	$53,407,435

(b)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$1,118,204,757	$—	$1,118,204,757
Canada	5,372,295,894	—	—	5,372,295,894
China / Hong Kong	—	133,474,263	—	133,474,263
Monaco	66,319,194	—	—	66,319,194
Peru	153,291,087	—	—	153,291,087
South Africa	751,275,469	—	—	751,275,469
United Kingdom	480,407,241	94,850,142	—	575,257,383
United States	1,531,712,702	—	—	1,531,712,702
Money Market Fund	2,537,352	—	—	2,537,352
Repurchase Agreements	—	58,578,509	—	58,578,509
Total	$8,357,838,939	$1,405,107,671	$—	$9,762,946,610

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

31

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.8%
Australia: 11.0%
97,324,544	Beadell Resources Ltd. ‡ * † #	$27,601,701
26,714,162	Independence Group NL ‡ † #	66,391,486
46,108,978	Regis Resources Ltd. ‡ #	117,949,112
37,078,328	Resolute Mining Ltd. ‡ * #	35,693,540
62,299,660	Saracen Mineral Holdings Ltd. ‡ * † #	66,874,430
36,866,664	St. Barbara Ltd. ‡ * #	81,078,864
		395,589,133
Canada: 65.7%
20,870,926	Alamos Gold, Inc. (USD) ‡	179,489,964
12,118,677	Argonaut Gold, Inc. ‡ *	35,459,284
17,518,327	Asanko Gold, Inc. ‡ * †	66,636,279
77,413,049	B2Gold Corp. (USD) ‡ *	194,306,753
16,675,869	Centerra Gold, Inc. ‡	98,871,326
10,987,201	Continental Gold, Inc. ‡ * †	30,710,356
9,994,476	Dundee Precious Metals, Inc. ‡ * †	23,702,923
11,681,675	Endeavour Silver Corp. (USD) ‡ * †	46,142,616
12,131,315	First Majestic Silver Corp. (USD) ‡ * †	164,743,258
12,044,924	Fortuna Silver Mines, Inc. (USD) ‡ *	84,073,569
10,454,988	Guyana Goldfields, Inc. ‡ * †	74,546,230
35,640,986	IAMGOLD Corp. (USD) ‡ *	147,553,682
9,529,113	Kirkland Lake Gold, Inc. ‡ *	78,070,195
4,264,869	MAG Silver Corp. ‡ * †	53,495,585
20,629,491	McEwen Mining, Inc. (USD) ‡ †	79,423,540
18,129,562	Novagold Resources, Inc. (USD) ‡ * †	110,952,919
9,216,732	Osisko Gold Royalties Ltd. ‡	119,866,485
13,600,259	Premier Gold Mines Ltd. ‡ * †	40,108,564
14,438,455	Pretium Resources, Inc. (USD) ‡ * †	161,710,696
13,178,787	Primero Mining Corp. (USD) ‡ *	27,411,877
13,370,910	Sandstorm Gold Ltd. (USD) ‡ * †	59,634,259
3,661,659	Seabridge Gold, Inc. (USD) ‡ * †	53,753,154
22,636,745	Semafo, Inc. ‡ *	108,067,929
12,236,976	Silver Standard Resources, Inc. (USD) ‡ * †	158,958,318
17,059,603	Silvercorp Metals, Inc. ‡ †	38,619,568
1,916,254	Sulliden Mining Capital, Inc. ‡ *	553,319
31,806,367	Teranga Gold Corp. ‡ *	28,164,566
60,348,479	Torex Gold Resources, Inc. ‡ *	107,341,947
		2,372,369,161
China / Hong Kong: 1.9%
24,671,804	China Gold International Resources Corp. Ltd. (CAD) ‡ * †	44,453,701
773,538,000	China Precious Metal Resources Holdings Co. Ltd. ‡ * † #	24,548,972
19,287,400	Real Gold Mining Ltd. * # §	—
		69,002,673
Monaco: 2.8%
6,002,587	Endeavour Mining Corp. (CAD) ‡ *	101,360,386
South Africa: 2.5%
24,786,407	Harmony Gold Mining Co. Ltd.
	(USD) ‡ * †	89,478,929
Turkey: 0.6%
5,084,558	Koza Altin Isletmeleri AS * #	22,551,440
Number of Shares		Value

United Kingdom: 4.8%
88,349,956	Cenatamin Plc ‡ #	$156,291,864
12,650,628	Highland Gold Mining Ltd.	17,756,929
38,603,767	Patagonia Gold Plc * #	967,861
		175,016,654
United States: 10.5%
21,089,691	Alacer Gold Corp. (CAD) ‡ *	50,016,361
13,617,501	Coeur d’Alene Mines Corp. ‡ * †	145,162,561
5,608,951	Gold Resource Corp. ‡ †	20,136,134
32,008,878	Hecla Mining Co. ‡ †	163,245,278
71,691	Paramount Gold Nevada Corp. *	119,007
		378,679,341
Total Common Stocks (Cost: $2,640,361,430)		3,604,047,717

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 6.5%
Repurchase Agreements: 6.5%
$55,769,990	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $55,770,672; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $56,885,393 including accrued interest)	55,769,990
55,769,990	Repurchase agreement dated 6/30/16 with Credit Agricole CIB, 0.48%, due 7/1/16, proceeds $55,770,734; (collateralized by various U.S. government and agency obligations, 0.00% to 8.13%, due 7/21/16 to 8/15/25, valued at $56,885,413 including accrued interest)	55,769,990
55,769,990	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $55,770,765; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $56,885,390 including accrued interest)	55,769,990
11,738,540	Repurchase agreement dated 6/30/16 with Mizuho Securities USA, Inc., 0.45%, due 7/1/16, proceeds $11,738,687; (collateralized by various U.S. government and agency obligations, 1.00% to 8.00%, due 6/1/22 to 11/20/45, valued at $11,973,311 including accrued interest)	11,738,540

See Notes to Financial Statements

32

Principal Amount		Value

Repurchase Agreements: (continued)
$55,769,990	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $55,770,641; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $56,885,391 including accrued interest)	$55,769,990
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $234,818,500)		234,818,500
Total Investments: 106.3% (Cost: $2,875,179,930)		3,838,866,217
Liabilities in excess of other assets: (6.3)%		(227,545,194)
NET ASSETS: 100.0%		$3,611,321,023

CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $225,810,592.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $599,949,270 which represents 16.6% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Gold	29.1%	$1,048,597,529
Materials	63.0	2,272,182,885
Precious Metals & Minerals	0.7	24,670,784
Silver	7.2	258,596,519
	100.0%	$3,604,047,717

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2016 is set forth below:

Affiliates	Value 12/31/15		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/16
Alacer Gold Corp.	$—	(a)	$20,360,300	$(5,143,491)	$(88,104)	$—	$50,016,361
Alamos Gold, Inc.	52,823,141		67,001,398	(39,055,719)	5,459,917	194,692	179,489,964
Argonaut Gold, Inc.	7,207,452		10,563,360	(2,891,647)	(988,655)	—	35,459,284
Asanko Gold, Inc.	16,909,125		26,168,612	(9,154,203)	1,259,571	—	66,636,279
B2Gold Corp.	51,046,867		69,332,233	(15,777,928)	1,483,432	—	194,306,753
Beadell Resources Ltd.	5,792,241		13,791,711	(4,742,143)	(5,468,401)	—	27,601,701
Cenatamin Plc	56,583,430		57,771,667	(14,115,729)	2,131,741	1,449,480	156,291,864
Centerra Gold, Inc.	—		90,888,942	—	—	—	98,871,326
China Gold International Resources Corp. Ltd.	—		20,179,728	(8,744,360)	(4,362,229)	—	44,453,701
China Precious Metal Resources Holdings Co. Ltd.	10,849,757		17,485,484	(1,417,815)	(332,516)	—	24,548,972
Coeur d’Alene Mines Corp.	19,465,924		54,340,636	(5,201,898)	1,886,526	—	145,162,561
Continental Gold, Inc.	—	(a)	11,925,308	(1,102,446)	123,821	—	30,710,356
Dundee Precious Metals, Inc.	—	(a)	9,808,300	(1,915,991)	(724,338)	—	23,702,923
Endeavour Mining Corp.	21,268,267		42,959,893	(10,552,159)	2,052,122	—	101,360,386
Endeavour Silver Corp.	10,272,697		17,724,958	(2,310,244)	272,091	—	46,142,616
First Majestic Silver Corp.	36,854,087		59,598,445	(60,874,829)	15,114,524	—	164,743,258
Fortuna Silver Mines, Inc.	18,387,950		26,885,618	(5,850,878)	1,480,288	—	84,073,569
Gold Resource Corp.	6,448,848		6,946,993	(1,690,218)	(406,761)	43,716	20,136,134
Guyana Goldfields, Inc.	—	(a)	24,272,264	(4,943,836)	1,274,589	—	74,546,230
Harmony Gold Mining Co. Ltd.	—	(a)	28,124,566	(11,254,374)	5,086,347	—	89,478,929
Hecla Mining Co.	41,429,378		50,444,907	(12,370,782)	2,269,525	126,574	163,245,278
IAMGOLD Corp.	36,884,936		40,664,531	(8,262,664)	2,656,961	—	147,553,682
Independence Group NL	—		86,345,303	(22,075,386)	(150,244)	—	66,391,486
Kingsgate Consolidated Ltd.	4,038,167		21,535	(4,753,267)	(7,527,655)	—	—
Kirkland Lake Gold, Inc.	14,371,239		46,920,111	(3,665,752)	1,414,304	—	78,070,195

See Notes to Financial Statements

33

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Affiliates (continued)	Value 12/31/15		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 06/30/16
Lake Shore Gold Corp.	$24,696,622		$13,278,123	$(56,800,078)	$17,017,520	$—	$—
MAG Silver Corp.	—	(a)	21,267,461	(3,869,823)	501,631	—	53,495,585
McEwen Mining, Inc.	15,101,226		21,159,154	(4,812,005)	1,338,258	—	79,423,540
Northern Star Resources Ltd.	71,554,817		505,641	(102,577,415)	61,189,581	—	—
Novagold Resources, Inc.	—	(a)	48,470,917	(20,149,349)	2,386,810	—	110,952,919
OceanaGold Corp.	69,926,904		498,787	(105,255,735)	29,627,694	1,464,785	—
Osisko Gold Royalties Ltd.	53,845,590		51,931,050	(7,941,322)	290,250	487,608	119,866,485
Pan American Silver Corp.	53,323,244		36,039,863	(158,225,034)	50,074,820	216,505	—
Premier Gold Mines Ltd.	19,641,686		15,265,484	(6,358,946)	(147,201)	—	40,108,564
Pretium Resources, Inc.	—	(a)	62,688,973	(5,928,047)	678,368	—	161,710,696
Primero Mining Corp.	19,217,283		14,122,838	(5,132,131)	(6,662,621)	—	27,411,877
Regis Resources Ltd.	44,465,829		53,442,494	(6,365,873)	2,122,266	749,106	117,949,112
Resolute Mining Ltd.	—	(a)	12,093,810	(6,216,728)	1,103,137	—	35,693,540
Sandstorm Gold Ltd.	22,137,120		24,387,222	(5,097,247)	(937,776)	—	59,634,259
Saracen Mineral Holdings Ltd.	19,708,944		22,566,389	(7,195,257)	2,333,362	—	66,874,430
Seabridge Gold, Inc.	25,027,062		17,468,433	(8,197,746)	965,080	—	53,753,154
Semafo, Inc.	40,838,743		35,641,787	(6,710,078)	1,685,445	—	108,067,929
Silver Standard Resources, Inc.	29,701,462		71,465,216	(5,100,905)	894,698	—	158,958,318
Silvercorp Metals, Inc.	5,331,037		14,894,640	(3,992,925)	(186,963)	—	38,619,568
St. Barbara Ltd.	—		78,466,253	—	—	—	81,078,864
Sulliden Mining Capital, Inc.	636,969		—	(534,688)	(577,413)	—	553,319
Teranga Gold Corp.	7,594,406		9,105,624	(1,449,878)	269,722	—	28,164,566
Torex Gold Resources, Inc.	40,215,837		34,341,092	(8,267,206)	1,172,636	—	107,341,947
	$973,598,287		$1,559,628,054	$(794,046,175)	$189,056,160	$4,732,466	$3,562,652,480

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$395,589,133	$—	$395,589,133
Canada	2,372,369,161	—	—	2,372,369,161
China / Hong Kong	44,453,701	24,548,972	0	69,002,673
Monaco	101,360,386	—	—	101,360,386
South Africa	89,478,929	—	—	89,478,929
Turkey	—	22,551,440	—	22,551,440
United Kingdom	17,756,929	157,259,725	—	175,016,654
United States	378,679,341	—	—	378,679,341
Repurchase Agreements	—	234,818,500	—	234,818,500
Total	$3,004,098,447	$834,767,770	$0	$3,838,866,217

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $995,717. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2016:

Common Stocks
China / Hong Kong
Balance as of December 31, 2015	$ 0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2016	$ 0

See Notes to Financial Statements

34

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.3%
Argentina: 0.3%
13,415	Adecoagro SA (USD) *	$147,163
3,909	Cresud S.A.C.I.F. y A (ADR) *	55,234
2,067	YPF SA (ADR)	39,686
		242,083
Australia: 3.7%
84,406	Alumina Ltd. † #	82,835
19,576	Bega Cheese Ltd. #	83,323
109,563	BHP Billiton Ltd. #	1,524,439
19,297	BlueScope Steel Ltd. #	93,085
3,187	Caltex Australia Ltd. #	76,715
58,085	Fortescue Metals Group Ltd. † #	155,188
23,715	GrainCorp. Ltd. #	153,449
14,287	Iluka Resources Ltd. #	70,320
32,445	Newcrest Mining Ltd. * #	561,427
14,292	Oil Search Ltd. #	72,052
21,306	Origin Energy Ltd. #	92,939
19,419	Santos Ltd. #	68,629
181,670	South32 Ltd. * #	212,717
8,853	Woodside Petroleum Ltd. #	179,226
		3,426,344
Austria: 0.3%
1,720	OMV AG #	48,403
4,996	Verbund – Oesterreichische Elektrizis AG † #	70,536
3,763	Voestalpine AG #	126,782
		245,721
Brazil: 0.7%
13,372	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	119,813
23,685	Cia Siderurgica Nacional SA (ADR) *	58,028
5,950	Fibria Celulose SA	39,986
30,518	Gerdau SA (ADR)	55,543
18,188	Petroleo Brasileiro SA (ADR) *	130,226
51,623	Vale SA (ADR) †	261,212
		664,808
Canada: 11.2%
9,414	Agnico-Eagle Mines Ltd. (USD)	503,649
17,946	Agrium, Inc. (USD) †	1,622,677
11,242	Alamos Gold, Inc.	96,172
4,281	ARC Resources Ltd. †	72,883
39,475	B2Gold Corp. *	98,482
49,526	Barrick Gold Corp. (USD)	1,057,380
13,513	Cameco Corp. (USD)	148,238
13,409	Canadian Natural Resources Ltd. (USD) †	413,399
1,686	Canadian Solar, Inc. (USD) * †	25,492
1,997	Canfor Corp. *	20,067
6,892	Centerra Gold, Inc.	40,863
7,357	Detour Gold Corp. *	183,089
30,458	Eldorado Gold Corp. (USD)	137,061
11,353	Enbridge, Inc. (USD)	480,913
10,385	EnCana Corp. (USD)	80,899
23,534	First Quantum Minerals Ltd.	164,359
35,373	Goldcorp, Inc. (USD)	676,686
3,686	Husky Energy, Inc.	44,759
3,107	Imperial Oil Ltd. (USD)	98,057
52,882	Kinross Gold Corp. (USD) *	258,593
Number of Shares		Value

Canada: (continued)
21,375	Lundin Mining Corp. *	$71,760
17,420	New Gold, Inc. *	75,786
6,461	Pan American Silver Corp. (USD)	106,283
108,986	Potash Corp. of Saskatchewan, Inc. (USD)	1,769,933
361	PrairieSky Royalty Ltd.	6,816
18,702	Silver Wheaton Corp. (USD)	440,058
19,332	Suncor Energy, Inc.	536,076
15,872	Teck Cominco Ltd. (USD) †	209,034
2,394	Tourmaline Oil Corp. *	62,693
8,584	TransCanada Corp. (USD)	388,168
41,911	Turquoise Hill Resources Ltd. *	141,026
1,794	West Fraser Timber Co. Ltd.	52,175
40,261	Yamana Gold, Inc. (USD)	209,357
		10,292,883
Chile: 0.3%
106,864	Aguas Andinas SA	61,281
13,126	Antofagasta Plc (GBP) † #	82,419
33,573	Empresas CMPC SA	69,842
14,477	Inversiones Aguas Metropolitanas SA	23,054
		236,596
China / Hong Kong: 1.7%
134,600	Aluminum Corp of China Ltd. * † #	42,643
38,000	Angang New Steel Co. Ltd. * #	17,105
286,514	China Agri-Industries Holdings Ltd. * #	94,334
50,300	China Coal Energy Co. Ltd. * #	26,355
26,400	China Gas Holdings Ltd. #	40,411
52,100	China Hongqiao Group Ltd. #	35,117
371,800	China Modern Dairy Holdings Ltd. #	53,717
123,200	China Molybdenum Co. Ltd. (Class H) #	27,749
21,600	China Oilfield Services Ltd. (Class H) #	16,782
311,727	China Petroleum & Chemical Corp. #	225,264
41,391	China Shenhua Energy Co. Ltd. #	76,985
196,079	CNOOC Ltd. #	244,754
13,400	Dongfang Electric Corp. Machinery Co. Ltd. #	10,552
82,500	Fosun International Ltd. #	107,290
49,800	Huaneng Power International, Inc. #	30,932
43,100	Jiangxi Copper Co. Ltd. (Class H) #	48,370
42,000	Kunlun Energy Co. Ltd. #	34,952
45,700	Lee & Man Paper Manufacturing Ltd. #	34,142
58,200	Maanshan Iron and Steel Co. Ltd. (Class H) * #	12,581
44,857	Nine Dragons Paper Holdings Ltd. #	34,392
257,440	PetroChina Co. Ltd. (Class-H) #	177,441
13,200	Tianjin Capital Environmental Protection Group Co. Ltd. #	6,043
21,500	Yanzhou Coal Mining Co. Ltd. #	14,008
37,100	Zhaojin Mining Industry Co. Ltd. † #	39,456
244,861	Zijin Mining Group Ltd. #	82,253
		1,533,628
Denmark: 0.7%
8,767	Vestas Wind Systems A/S #	596,346
Finland: 0.2%
1,567	Neste Oil Oyj #	56,252
10,500	Outokumpu Oyj * † #	44,186
15,296	Stora Enso Oyj (R Shares) #	123,145
		223,583

See Notes to Financial Statements

35

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

France: 2.4%
13,951	Suez Environnement Co. #	$217,836
1,493	Technip SA #	80,896
30,289	Total SA #	1,454,110
18,921	Veolia Environnement SA #	409,033
		2,161,875
Germany: 0.6%
1,151	Aurubis AG #	52,396
1,693	BayWa AG † #	50,835
249	KWS Saat AG #	82,456
2,277	Nordex SE * #	64,705
1,313	Salzgitter AG #	34,753
14,877	ThyssenKrupp AG #	299,356
		584,501
Hungary: 0.1%
779	MOL Hungarian Oil & Gas Plc #	45,154
India: 0.3%
9,665	Reliance Industries Ltd. (GDR) Reg S 144A	275,936
2,188	Vedanta Resources Plc (GBP) #	12,278
		288,214
Indonesia: 0.1%
49,976	Astra Agro Lestari Tbk PT * #	56,066
363,300	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	38,185
		94,251
Ireland: 0.2%
6,301	Smurfit Kappa Group Plc (GBP) #	139,821
Italy: 0.6%
32,861	ENI SpA #	529,870
70,688	Saipem SpA * #	28,294
		558,164
Japan: 3.8%
14,400	Calbee, Inc. #	606,401
13,400	Daido Steel Co. #	46,198
3,100	Daio Paper Corp. † #	33,992
10,200	Dowa Holdings Co. Ltd. #	52,920
6,817	Hitachi Metals Ltd. #	69,711
4,100	Hokuetsu Kishu Paper Co. Ltd. † #	28,387
13,200	Inpex Holdings, Inc. #	103,911
19,764	JFE Holdings, Inc. #	259,522
30,500	JX Holdings, Inc. #	119,835
123,935	Kobe Steel Ltd. #	102,529
4,365	Kurita Water Industries Ltd. #	97,944
44,429	Mitsubishi Materials Corp. #	107,079
3,100	Nippon Paper Industries #	54,486
32,400	Nippon Steel Corp. #	631,379
36,014	Nippon Suisan Kaisha Ltd. #	186,169
34,750	Nisshin Seifun Group, Inc. #	562,278
26,576	OJI Paper Co. Ltd. #	102,697
7,070	Rengo Co. Ltd. #	46,030
4,483	Sumitomo Forestry Co. Ltd. #	61,245
19,023	Sumitomo Metal Mining Ltd. #	194,783
3,100	TonenGeneral Sekiyu KK #	28,425
1,700	Yamato Kogyo Co. Ltd. #	38,841
		3,534,762
Number of Shares		Value

Luxembourg: 0.4%
63,461	ArcelorMittal * #	$289,644
2,885	Tenaris SA (ADR) †	83,203
1,643	Ternium SA (ADR)	31,316
		404,163
Malaysia: 0.9%
28,751	Genting Plantation Bhd	75,737
369,294	IOI Corp. Bhd #	396,840
54,078	Kuala Lumpur Kepong Bhd #	312,762
3,600	Petronas Dagangan Bhd #	20,881
		806,220
Mexico: 0.9%
25,850	Gruma, SAB de CV	369,621
146,164	Grupo Mexico, SAB de CV	341,380
5,237	Industrias Penoles, SAB de CV	123,627
		834,628
Netherlands: 1.5%
536	Core Laboratories NV (USD) †	66,405
45,767	Royal Dutch Shell Plc (GBP) #	1,269,749
		1,336,154
Norway: 2.0%
44,426	Marine Harvest ASA #	749,417
46,620	Norsk Hydro ASA #	170,684
12,858	Statoil ASA #	222,188
22,865	Yara International ASA #	726,418
		1,868,707
Peru: 0.3%
7,849	Cia de Minas Buenaventura SA (ADR) *	93,796
6,342	Southern Copper Corp. (USD) †	171,107
		264,903
Poland: 0.2%
4,643	KGHM Polska Miedz SA #	78,037
3,763	Polski Koncern Naftowy Orlen SA † #	65,828
20,186	Polskie Gornictwo Naftowe I Gazownictwo SA #	28,660
		172,525
Portugal: 0.1%
5,089	Galp Energia, SGPS, SA #	70,856
5,974	Portucel-Empresa Productora de Pasta e Papel SA #	16,676
		87,532
Russia: 1.8%
9,258	Evraz Plc (GBP) * #	17,087
5,924	Lukoil PJSC (ADR) #	247,941
3,814	Magnitogorsk Iron & Steel Works (GDR) # Reg S	18,572
22,691	MMC Norilsk Nickel PJSC (ADR) #	303,908
853	Novatek OAO (GDR) # Reg S	87,271
2,865	Novolipetsk Steel (GDR) # Reg S	37,521
73,765	OAO Gazprom (ADR) #	318,736
10,597	PhosAgro OAO (GDR) # Reg S	156,721
10,016	Polymetal International (GBP) #	140,946
2,961	Ros Agro Plc (GDR) Reg S	43,823
12,950	Rosneft Oil Co. (GDR) # Reg S	66,625
6,006	Severstal OAO (GDR) # Reg S	66,137
11,787	Surgutneftegas OJSC (ADR) #	60,147
2,928	Tatneft PJSC (ADR) #	90,384
		1,655,819

See Notes to Financial Statements

36

Number of Shares		Value

Singapore: 1.1%
893,119	Golden Agri-Resources Ltd. #	$233,894
320,164	Wilmar International Ltd. #	780,071
		1,013,965
South Africa: 1.3%
2,522	Anglo American Platinum Ltd. * #	63,408
17,090	AngloGold Ashanti Ltd. (ADR) *	308,645
31,427	Gold Fields Ltd. (ADR)	153,992
15,746	Harmony Gold Mining Co. Ltd. (ADR) *	56,843
27,171	Impala Platinum Holdings Ltd. * #	88,039
9,863	Mondi Plc (GBP) #	185,430
14,702	Northern Platinum Ltd. * #	43,514
12,506	Sappi Ltd. * #	58,551
6,203	Sasol Ltd. #	168,766
27,997	Sibanye Gold Ltd. #	95,866
		1,223,054
South Korea: 1.2%
2,597	Hyundai Steel Co. #	104,495
470	Korea Zinc Co. Ltd. #	208,421
2,738	POSCO #	485,038
757	SK Energy Co. Ltd. #	93,273
509	S-Oil Corp. #	33,731
2,082	Woongjin Coway Co. Ltd. #	189,571
30	Young Poong Corp. #	25,116
		1,139,645
Spain: 0.4%
4,553	Acerinox SA #	50,700
8,742	Gamesa Corp. Tecnologica SA #	174,364
1,409	Pescanova SA * # §	—
13,037	Repsol YPF SA #	167,300
		392,364
Sweden: 1.0%
6,042	BillerudKorsnas AB #	90,034
9,338	Boliden AB #	182,244
1,368	Holmen AB (B Shares) #	43,819
2,623	Lundin Petroleum AB * #	47,732
17,836	SSAB AB (B Shares) * † #	33,959
17,126	Svenska Cellulosa AB (B Shares) #	549,490
		947,278
Switzerland: 5.5%
147,934	Glencore Xstrata Plc (GBP) * #	306,181
12,095	Syngenta AG #	4,653,610
4,195	Transocean, Inc. (USD) †	49,879
10,945	Weatherford International Plc (USD) *	60,745
		5,070,415
Taiwan: 0.4%
424,172	China Steel Corp. #	276,380
21,420	Formosa Petrochemical Corp. #	58,402
		334,782
Thailand: 0.1%
17,000	PTT Exploration & Production PCL (NVDR) #	40,828
10,500	PTT PCL (NVDR) #	94,170
		134,998
Turkey: 0.1%
60,941	Eregli Demir ve Celik Fabrikalari TAS #	86,232
1,499	Tupras-Turkiye Petrol Rafinerileri AS #	33,287
		119,519
Number of Shares		Value

United Kingdom: 6.2%
47,461	Anglo American Plc #	$467,164
222,458	BP Plc #	1,307,591
66,944	Centrica Plc #	203,282
129,046	CNH Industrial NV (USD)	922,679
24,897	DS Smith Plc #	129,347
16,098	Pennon Group Plc #	204,445
3,128	Petrofac Ltd. † #	32,650
3,905	Randgold Resources Ltd. (ADR)	437,516
41,418	Rio Tinto Plc #	1,292,078
9,324	Severn Trent Plc #	305,503
26,680	United Utilities Group Plc #	371,335
		5,673,590
United States: 47.7%
9,212	AGCO Corp.	434,162
44,898	Alcoa, Inc.	416,204
3,717	Allegheny Technologies, Inc. †	47,392
1,430	American States Water Co.	62,663
6,237	Anadarko Petroleum Corp.	332,120
3,411	Andersons, Inc.	121,227
4,625	Apache Corp.	257,474
6,936	Aqua America, Inc.	247,338
76,313	Archer-Daniels-Midland Co.	3,273,065
5,351	Baker Hughes, Inc.	241,491
18,177	Bunge Ltd.	1,075,170
5,682	Cabot Oil & Gas Corp.	146,255
1,591	Carpenter Technology Corp.	52,392
30,273	CF Industries Holdings, Inc.	729,579
2,878	Cheniere Energy, Inc. *	108,069
23,030	Chevron Corp.	2,414,235
1,159	Cimarex Energy Co.	138,292
3,911	Commercial Metals Co.	66,096
1,593	Concho Resources, Inc. *	189,997
15,132	ConocoPhillips	659,755
1,007	Continental Resources, Inc. * †	45,587
3,929	Cree, Inc. *	96,025
21,373	Darling International, Inc. *	318,458
38,774	Deere & Co. †	3,142,245
6,403	Devon Energy Corp.	232,109
876	Diamondback Energy, Inc. *	79,900
1,681	Domtar Corp.	58,852
6,724	EOG Resources, Inc.	560,916
2,111	EQT Corp.	163,455
50,669	Exxon Mobil Corp.	4,749,712
3,000	First Solar, Inc. *	145,440
2,766	FMC Technologies, Inc. *	73,769
42,749	Freeport-McMoRan Copper & Gold, Inc. †	476,224
8,649	Graphic Packaging Holding Co.	108,458
10,500	Halliburton Co.	475,545
1,320	Helmerich & Payne, Inc. †	88,612
3,221	Hess Corp.	193,582
2,148	HollyFrontier Corp.	51,058
9,349	Ingredion, Inc.	1,209,854
11,043	International Paper Co.	468,002
1,483	Itron, Inc. *	63,917
22,360	Kinder Morgan, Inc.	418,579
1,399	Lindsay Corp.	94,936
3,861	Louisiana-Pacific Corp. *	66,988
10,358	Marathon Oil Corp.	155,474

See Notes to Financial Statements

37

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

United States: (continued)
56,736	Monsanto Co.	$5,867,070
45,433	Mosaic Co. †	1,189,436
1,978	Murphy Oil Corp.	62,802
4,607	National Oilwell Varco, Inc.	155,026
2,404	Newfield Exploration Co. *	106,209
22,550	Newmont Mining Corp.	882,156
5,237	Noble Energy, Inc.	187,851
10,854	Nucor Corp.	536,296
9,332	Occidental Petroleum Corp.	705,126
2,567	ONEOK, Inc.	121,804
1,372	Ormat Technologies, Inc.	60,039
2,528	Packaging Corp. of America	169,199
5,716	Phillips 66	453,507
8,265	Pilgrim’s Pride Corp. *	210,592
1,999	Pioneer Natural Resources Co.	302,269
2,074	Range Resources Corp. †	89,472
2,469	Reliance Steel & Aluminum Co.	189,866
2,229	Royal Gold, Inc.	160,533
16,979	Schlumberger Ltd.	1,342,699
821	Schweitzer-Mauduit International, Inc.	28,965
35	Seaboard Corp. *	100,472
8,361	Spectra Energy Corp.	306,263
8,316	Steel Dynamics, Inc.	203,742
2,161	Sunpower Corp. * †	33,474
1,962	Targa Resources Corp	82,679
1,466	Tesoro Corp.	109,833
17,329	Tractor Supply Co.	1,580,058
39,033	Tyson Foods, Inc.	2,607,014
4,999	United States Steel Corp. †	84,283
5,741	Valero Energy Corp.	292,791
6,785	WestRock Co.	263,733
20,065	Weyerhaeuser Co.	597,335
8,346	Williams Companies, Inc.	180,524
1,535	Worthington Industries, Inc.	64,931
		43,878,722
Total Common Stocks (Cost: $100,706,396)		92,227,717
RIGHTS: 0.0% (Cost: $5,832)
Spain: 0.0%
17,917	Repsol SA Rights (EUR 0.296, expiring 07/01/16) *	5,832
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $100,712,228)		92,233,549
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 8.6%
Repurchase Agreements: 8.6%
$1,870,563	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $1,870,586; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $1,907,974 including accrued interest)	$1,870,563
1,870,563	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $1,870,589; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $1,907,974 including accrued interest)	1,870,563
1,870,563	Repurchase agreement dated 6/30/16 with Goldman Sachs & Co., 0.42%, due 7/1/16, proceeds $1,870,585; (collateralized by various U.S. government and agency obligations, 2.50% to 6.00%, due 11/1/22 to 5/1/46, valued at $1,907,974 including accrued interest)	1,870,563
393,708	Repurchase agreement dated 6/30/16 with Mizuho Securities USA, Inc., 0.45%, due 7/1/16, proceeds $393,713; (collateralized by various U.S. government and agency obligations, 1.00% to 8.00%, due 6/1/22 to 11/20/45, valued at $401,582 including accrued interest)	393,708
1,870,563	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $1,870,585; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $1,907,974 including accrued interest)	1,870,563
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $7,875,960)		7,875,960
Total Investments: 108.9% (Cost: $108,588,188)		100,109,509
Liabilities in excess of other assets: (8.9)%		(8,162,529)
NET ASSETS: 100.0%		$91,946,980

See Notes to Financial Statements

38

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,760,838.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $33,328,794 which represents 36.2% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $ which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $275,936, or 0.3% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.0%	$1,830,874
Consumer Staples	15.7	14,491,048
Energy	30.1	27,747,902
Financials	0.7	652,569
Industrials	6.2	5,702,101
Information Technology	0.4	364,348
Materials	42.3	39,017,206
Utilities	2.6	2,427,501
	100.0%	$92,233,549

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$242,083	$—	$—	$242,083
Australia	—	3,426,344	—	3,426,344
Austria	—	245,721	—	245,721
Brazil	664,808	—	—	664,808
Canada	10,292,883	—	—	10,292,883
Chile	154,177	82,419	—	236,596
China / Hong Kong	—	1,533,628	—	1,533,628
Denmark	—	596,346	—	596,346
Finland	—	223,583	—	223,583
France	—	2,161,875	—	2,161,875
Germany	—	584,501	—	584,501
Hungary	—	45,154	—	45,154
India	275,936	12,278	—	288,214
Indonesia	—	94,251	—	94,251
Ireland	—	139,821	—	139,821
Italy	—	558,164	—	558,164
Japan	—	3,534,762	—	3,534,762
Luxembourg	114,519	289,644	—	404,163
Malaysia	75,737	730,483	—	806,220
Mexico	834,628	—	—	834,628
Netherlands	66,405	1,269,749	—	1,336,154
Norway	—	1,868,707	—	1,868,707
Peru	264,903	—	—	264,903
Poland	—	172,525	—	172,525
Portugal	—	87,532	—	87,532
Russia	43,823	1,611,996	—	1,655,819

See Notes to Financial Statements

39

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks (continued)
Singapore	$—	$1,013,965	$—	$1,013,965
South Africa	519,480	703,574	—	1,223,054
South Korea	—	1,139,645	—	1,139,645
Spain	—	392,364	0	392,364
Sweden	—	947,278	—	947,278
Switzerland	110,624	4,959,791	—	5,070,415
Taiwan	—	334,782	—	334,782
Thailand	—	134,998	—	134,998
Turkey	—	119,519	—	119,519
United Kingdom	1,360,195	4,313,395	—	5,673,590
United States	43,878,722	—	—	43,878,722
Rights
Spain	5,832	—	—	5,832
Repurchase Agreements	—	7,875,960	—	7,875,960
Total	$58,904,755	$41,204,754	$0	$100,109,509

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $ 105,542, transfers of securities from Level 2 to Level 1 were $371,858. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2016:

Common Stocks
Spain
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2016	$0

See Notes to Financial Statements

40

OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 4.6%
7,136	Caltex Australia Ltd. #	$171,772
China / Hong Kong: 1.8%
148,000	Sinopec Shanghai Petrochemical Co. Ltd. * #	68,098
Finland: 4.7%
4,900	Neste Oil Oyj #	175,899
India: 8.3%
10,807	Reliance Industries Ltd. (GDR) Reg S 144A	308,540
Israel: 1.4%
317	Paz Oil Co. Ltd. #	51,035
Japan: 15.6%
2,800	Cosmo Energy Holdings Co. Ltd. #	34,550
5,100	Idemitsu Kosan Co. Ltd. #	111,450
56,400	JX Holdings, Inc. #	221,596
8,900	Showa Shell Sekiyu KK #	83,616
14,000	TonenGeneral Sekiyu KK #	128,372
		579,584
Poland: 4.5%
9,575	Polski Koncern Naftowy Orlen SA #	167,500
Portugal: 4.8%
12,762	Galp Energia, SGPS, SA #	177,690
South Korea: 8.0%
1,406	SK Energy Co. Ltd. #	173,239
1,887	S-Oil Corp. #	125,050
		298,289
Taiwan: 4.7%
64,000	Formosa Petrochemical Corp. #	174,498
Thailand: 4.0%
481,300	IRPC PCL (NVDR) #	65,441
47,100	Thai Oil PCL (NVDR) #	80,741
		146,182
Turkey: 3.3%
5,558	Tupras-Turkiye Petrol Rafinerileri AS #	123,423

Number of Shares		Value

United States: 34.4%
5,917	HollyFrontier Corp.	$140,647
6,857	Marathon Petroleum Corp.	260,292
2,880	PBF Energy, Inc.	68,486
3,778	Phillips 66	299,747
2,647	Tesoro Corp.	198,313
5,007	Valero Energy Corp.	255,357
2,646	Western Refining, Inc. †	54,587
		1,277,429
Total Common Stocks
(Cost: $3,901,379)		3,719,939
MONEY MARKET FUND: 0.1%
(Cost: $5,243)
5,243	Dreyfus Government Cash Management Fund	5,243
Total Investments Before Collateral
for Securities Loaned: 100.2%
(Cost: $3,906,622)		3,725,182

Principal Amount
SHORT-TERM INVESTMENT HELD
AS COLLATERAL FOR SECURITIES LOANED: 1.4% (Cost: $52,813)
Repurchase Agreement: 1.4%
$52,813	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $52,814; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $53,869 including accrued interest)	52,813
Total Investments: 101.6%
(Cost: $3,959,435)		3,777,995
Liabilities in excess of other assets: (1.6)%		(60,753)
NET ASSETS: 100.0%		$3,717,242

GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $51,843.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,133,970 which represents 57.4% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $308,540, or 8.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	98.1%	$3,651,841
Materials	1.8	68,098
Money Market Fund	0.1	5,243
	100.0%	$3,725,182

See Notes to Financial Statements

41

OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$171,772	$—	$171,772
China / Hong Kong	—	68,098	—	68,098
Finland	—	175,899	—	175,899
India	308,540	—	—	308,540
Israel	—	51,035	—	51,035
Japan	—	579,584	—	579,584
Poland	—	167,500	—	167,500
Portugal	—	177,690	—	177,690
South Korea	—	298,289	—	298,289
Taiwan	—	174,498	—	174,498
Thailand	—	146,182	—	146,182
Turkey	—	123,423	—	123,423
United States	1,277,429	—	—	1,277,429
Money Market Fund	5,243	—	—	5,243
Repurchase Agreement	—	52,813	—	52,813
Total	$1,591,212	$2,186,783	$—	$3,777,995

During the period ended June 30, 2016, transfers of securities from Level 2 to Level 1 were $280,305. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

42

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Luxembourg: 5.2%
1,726,658	Tenaris SA (ADR) †	$49,796,817
Netherlands: 4.5%
343,942	Core Laboratories NV (USD) †	42,610,974
Switzerland: 8.0%
3,449,715	Transocean, Inc. (USD) †	41,017,111
6,318,429	Weatherford International Plc (USD) * †	35,067,281
		76,084,392
United Kingdom: 5.8%
2,998,529	Ensco Plc CL A (USD)	29,115,717
1,623,840	Noble Corp Plc (USD) †	13,380,442
4,039,228	Seadrill Ltd. (USD) * †	13,087,099
		55,583,258
United States: 76.7%
1,050,956	Baker Hughes, Inc.	47,429,644
70,769	CARBO Ceramics, Inc. †	927,074
811,710	Diamond Offshore Drilling, Inc. †	19,748,904
334,392	Dril-Quip, Inc. *	19,538,525
1,559,765	FMC Technologies, Inc. *	41,598,933
3,262,370	Halliburton Co.	147,752,737
673,010	Helmerich & Payne, Inc. †	45,179,161
2,330,697	McDermott International, Inc. * †	11,513,643
2,767,598	Nabors Industries Ltd.	27,814,360
1,361,785	National Oilwell Varco, Inc.	45,824,065
814,884	Oceaneering International, Inc.	24,332,436
433,219	Oil States International, Inc. *	14,244,241
1,280,170	Patterson-UTI Energy, Inc.	27,293,224
836,575	Rowan Companies Plc	14,773,915
2,492,432	Schlumberger Ltd.	197,101,523
1,544,001	Superior Energy Services, Inc.	28,425,058
320,255	Tidewater, Inc. †	1,412,325
455,671	US Silica Holdings, Inc.	15,706,979
		730,616,747
Total Common Stocks
(Cost: $1,627,393,546)		954,692,188
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR SECURITIES LOANED: 22.3%
Repurchase Agreements: 22.3%
$50,525,800	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $50,526,418; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $51,536,319 including accrued interest)	$50,525,800
50,525,800	Repurchase agreement dated 6/30/16 with Credit Agricole CIB, 0.48%, due 7/1/16, proceeds $50,526,474; (collateralized by various U.S. government and agency obligations, 0.00% to 8.13%, due 7/21/16 to 8/15/25, valued at $51,536,337 including accrued interest)	50,525,800
50,525,800	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $50,526,502; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $51,536,316 including accrued interest)	50,525,800
10,634,721	Repurchase agreement dated 6/30/16 with Mizuho Securities USA, Inc., 0.45%, due 7/1/16, proceeds $10,634,854; (collateralized by various U.S. government and agency obligations, 1.00% to 8.00%, due 6/1/22 to 11/20/45, valued at $10,847,415 including accrued interest)	10,634,721
50,525,800	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $50,526,389; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $51,536,317 including accrued interest)	50,525,800
Total Short-Term Investments Held
as Collateral for Securities Loaned
(Cost: $212,737,921)		212,737,921
Total Investments: 122.5%
(Cost: $1,840,131,467)		1,167,430,109
Liabilities in excess of other assets: (22.5)%		(214,293,230)
NET ASSETS: 100.0%		$953,136,879

See Notes to Financial Statements

43

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $209,368,570.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	3.7%	$35,245,504
Oil & Gas Drilling	24.2	231,409,933
Oil & Gas Equipment & Services	72.1	688,036,751
	100.0%	$954,692,188

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$954,692,188	$—	$—	$954,692,188
Repurchase Agreements	—	212,737,921	—	212,737,921
Total	$954,692,188	$212,737,921	$—	$1,167,430,109

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

44

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 95.1%
Australia: 20.7%
4,644,035	Galaxy Resources Ltd. * #	$1,727,276
476,667	Iluka Resources Ltd. #	2,346,136
599,009	Orocobre Ltd. * #	2,147,840
3,823,626	Pilbara Minerals Ltd. * †	1,750,949
		7,972,201
Canada: 3.5%
866,896	5N Plus, Inc. *	1,355,047
China / Hong Kong: 44.2%
4,167,936	China Molybdenum Co. Ltd. #	2,619,077
1,483,841	China Northern Rare Earth Group High-Tech Co. Ltd. #	2,985,906
24,319,895	China Rare Earth Holdings Ltd. * #	1,706,206
25,826,000	CITIC Dameng Holdings Ltd. * #	1,092,133
2,030,111	Jinduicheng Molybdenum Co. Ltd. * #	2,503,373
121,602,964	North Mining Shares Co. Ltd. * #	2,884,022
715,270	Xiamen Tungsten Co. Ltd. #	3,220,510
		17,011,227
France: 3.9%
45,704	Eramet SA * † #	1,491,712
Japan: 8.6%
136,692	OSAKA Titanium Technologies Co. † #	1,686,330
250,647	Toho Titanium Co. Ltd. † #	1,613,866
		3,300,196
Malaysia: 3.7%
35,171,738	Lynas Corp. Ltd. (AUD) * † #	1,406,290
Mexico: 2.0%
2,027,445	Cia Minera Autlan SAB de CV *	780,241
South Africa: 4.7%
147,005	Assore Ltd. † #	1,796,049
United States: 3.8%
331,990	Tronox Ltd.	1,464,076
Total Common Stocks
(Cost: $44,143,232)		36,577,039
PREFERRED STOCKS: 4.7%
Brazil: 4.7%
(Cost: $2,243,420)
765,123	Cia de Ferro Ligas da Bahia	1,815,040
Total Investments Before Collateral for Securities Loaned: 99.8%
(Cost: $46,386,652)		38,392,079

Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS
COLLATERAL FOR SECURITIES LOANED: 15.9%
Repurchase Agreements: 15.9%
$1,447,377	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $1,447,395; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $1,476,325 including accrued interest)	$1,447,377
1,447,377	Repurchase agreement dated 6/30/16 with Credit Agricole CIB, 0.48%, due 7/1/16, proceeds $1,447,396; (collateralized by various U.S. government and agency obligations, 0.00% to 8.13%, due 7/21/16 to 8/15/25, valued at $1,476,325 including accrued interest)	1,447,377
1,447,377	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $1,447,397; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $1,476,325 including accrued interest)	1,447,377
304,649	Repurchase agreement dated 6/30/16 with Mizuho Securities USA, Inc., 0.45%, due 7/1/16, proceeds $304,653; (collateralized by various U.S. government and agency obligations, 1.00% to 8.00%, due 6/1/22 to 11/20/45, valued at $310,742 including accrued interest)	304,649
1,447,377	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $1,447,394; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $1,476,325 including accrued interest)	1,447,377
Total Short-Term Investments Held as Collateral for Securities Loaned
(Cost: $6,094,157)		6,094,157
Total Investments: 115.7%
(Cost: $52,480,809)		44,486,236
Liabilities in excess of other assets: (15.7)%		(6,029,802)
NET ASSETS: 100.0%		$38,456,434

See Notes to Financial Statements

45

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

AUD	Australian Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,135,444.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $31,226,726 which represents 81.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Commodity Chemicals	3.8%	$1,464,076
Diversified Metals & Mining	38.9	14,930,611
Electronic Components	3.5	1,355,047
Materials	47.0	18,047,064
Steel	6.8	2,595,281
	100.0%	$38,392,079

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$1,750,949	$6,221,252	$—	$7,972,201
Canada	1,355,047	—	—	1,355,047
China / Hong Kong	—	17,011,227	—	17,011,227
France	—	1,491,712	—	1,491,712
Japan	—	3,300,196	—	3,300,196
Malaysia	—	1,406,290	—	1,406,290
Mexico	780,241	—	—	780,241
South Africa	—	1,796,049	—	1,796,049
United States	1,464,076	—	—	1,464,076
Preferred Stocks	1,815,040	—	—	1,815,040
Repurchase Agreements	—	6,094,157	—	6,094,157
Total	$7,165,353	$37,320,883	$—	$44,486,236

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

46

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Canada: 4.2%
36,353	Canadian Solar, Inc. (USD) *	$549,657
China / Hong Kong: 26.6%
6,754,800	GCL-Poly Energy Holdings Ltd. #	887,845
1,842,000	Hanergy Thin Film Power Group Ltd. * # §	—
33,501	JA Solar Holdings Co. Ltd. (ADR) *	229,482
19,574	JinkoSolar Holding Co. Ltd. (ADR) * †	398,918
2,624,000	Shunfeng International Clean Energy Ltd. * #	345,166
50,280	Trina Solar Ltd. (ADR) *	389,167
2,502,000	United Photovoltaics Group Ltd. * #	191,969
2,678,000	Xinyi Solar Holdings Ltd. † #	1,063,855
		3,506,402
Germany: 5.3%
14,229	SMA Solar Technology AG † #	703,700
Israel: 2.8%
18,517	SolarEdge Technologies, Inc. (USD) * †	362,933
Spain: 7.5%
33,055	Atlantica Yield plc (USD) †	614,162
37,814	Saeta Yield SA #	380,631
		994,793
Switzerland: 1.7%
61,087	Meyer Burger Technology AG * † #	219,104
Taiwan: 19.0%
410,000	E-Ton Solar Tech Co. Ltd. * #	152,330
25,500	Giga Solar Materials Corp. #	395,531
400,601	Gintech Energy Corp. * #	328,157
422,000	Motech Industries, Inc. * #	443,267
762,425	Neo Solar Power Corp. #	425,351
517,000	Sino-American Silicon Products, Inc. #	583,524
304,301	Solartech Energy Corp. #	181,264
		2,509,424
Thailand: 6.4%
1,574,000	Inter Far East Energy Corp. (NVDR) #	283,400
10,971,000	Superblock PCL (NVDR) * † #	566,195
		849,595
United States: 26.5%
21,483	First Solar, Inc. * †	1,041,496
1,655,366	Renewable Energy Corp. AS (NOK) * † #	296,327
38,533	SolarCity Corp. * †	922,095
38,148	Sunpower Corp. * †	590,913
52,718	Sunrun, Inc. * †	312,618
30,107	TerraForm Power, Inc.	328,166
		3,491,615
Total Common Stocks (Cost: $17,744,757)		13,187,223
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 26.1%
Repurchase Agreements: 26.1%
$1,000,000	Repurchase agreement dated 6/30/16 with BNP Paribas Securities Corp., 0.40%, due 7/1/16, proceeds $1,000,011; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 11/1/16 to 6/1/46, valued at $1,020,000 including accrued interest)	$1,000,000
1,000,000	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $1,000,012; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $1,020,000 including accrued interest)	1,000,000
437,003	Repurchase agreement dated 6/30/16 with Deutsche Bank Securities, Inc., 0.42%, due 7/1/16, proceeds $437,008; (collateralized by various U.S. government and agency obligations, 0.00% to 8.75%, due 7/31/16 to 9/30/21, valued at $445,743 including accrued interest)	437,003
1,000,000	Repurchase agreement dated 6/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.44%, due 7/1/16, proceeds $1,000,012; (collateralized by various U.S. government and agency obligations, 4.00% to 4.00%, due 3/20/46 to 5/20/46, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $3,437,003)		3,437,003
Total Investments: 126.1% (Cost: $21,181,760)		16,624,226
Liabilities in excess of other assets: (26.1)%		(3,437,538)
NET ASSETS: 100.0%		$13,186,688

See Notes to Financial Statements

47

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,279,840.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,447,616 which represents 56.5% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Electrical Components & Equipment	7.0%	$922,095
Industrial Machinery	1.6	219,104
Industrials	2.4	312,618
Information Technology	5.4	708,099
Semiconductor Equipment	27.5	3,634,455
Semiconductors	39.6	5,218,298
Utilities	16.5	2,172,554
	100.0%	$13,187,223

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Canada	$549,657	$—	$—	$549,657
China / Hong Kong	1,017,567	2,488,835	0	3,506,402
Germany	—	703,700	—	703,700
Israel	362,933	—	—	362,933
Spain	614,162	380,631	—	994,793
Switzerland	—	219,104	—	219,104
Taiwan	—	2,509,424	—	2,509,424
Thailand	—	849,595	—	849,595
United States	3,195,288	296,327	—	3,491,615
Repurchase Agreements	—	3,437,003	—	3,437,003
Total	$5,739,607	$10,884,619	$0	$16,624,226

There were no transfers between levels during the period ended June 30, 2016.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2016:

Common Stocks
China / Hong Kong
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2016	$0

See Notes to Financial Statements

48

STEEL ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Brazil: 20.4%
2,119,141	Cia Siderurgica Nacional SA
	(ADR) * †	$5,191,896
2,717,487	Gerdau SA (ADR)	4,945,826
2,239,435	Vale SA (ADR) †	11,331,541
		21,469,263

India: 4.8%
634,578	Vedanta Ltd. (ADR)	4,994,129
Luxembourg: 17.1%
1,309,124	ArcelorMittal (USD) *	6,100,518
252,057	Tenaris SA (ADR) †	7,269,324
237,885	Ternium SA (ADR)	4,534,088
		17,903,930
South Korea: 6.3%
148,923	POSCO (ADR)	6,627,074
United Kingdom: 13.6%
456,537	Rio Tinto Plc (ADR) †	14,289,608
United States: 38.0%
338,252	AK Steel Holding Corp. *	1,576,254
154,633	Allegheny Technologies, Inc. †	1,971,571
66,166	Carpenter Technology Corp.	2,178,846
258,370	Cliffs Natural Resources, Inc. * †	1,464,958
162,678	Commercial Metals Co.	2,749,258
44,511	Gibraltar Industries, Inc. *	1,405,212
14,689	LB Foster Co.	159,963
135,762	Nucor Corp.	6,708,001
15,565	Olympic Steel, Inc. †	425,080
60,349	Reliance Steel & Aluminum Co.	4,640,838
45,588	Ryerson Holding Corp. *	797,790
37,999	Schnitzer Steel Industries, Inc.	668,782
183,250	Steel Dynamics, Inc.	4,489,625
91,121	SunCoke Energy, Inc.	530,324
62,802	TimkenSteel Corp. †	604,155
269,844	United States Steel Corp. †	4,549,570
118,303	Worthington Industries, Inc.	5,004,217
		39,924,444
Total Common Stocks (Cost: $148,795,955)		105,208,448
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 27.8%
Repurchase Agreements: 27.8%
$6,935,818	Repurchase agreement dated 6/30/16 with Citigroup Global Markets, Inc., 0.44%, due 7/1/16, proceeds $6,935,903; (collateralized by various U.S. government and agency obligations, 0.50% to 7.50%, due 4/30/17 to 3/15/57, valued at $7,074,535 including accrued interest)	$6,935,818
6,935,818	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $6,935,914; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $7,074,535 including accrued interest)	6,935,818
6,935,818	Repurchase agreement dated 6/30/16 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.44%, due 7/1/16, proceeds $6,935,903; (collateralized by various U.S. government and agency obligations, 4.00% to 4.00%, due 3/20/46 to 5/20/46, valued at $7,074,534 including accrued interest)	6,935,818
1,459,838	Repurchase agreement dated 6/30/16 with Mizuho Securities USA, Inc., 0.45%, due 7/1/16, proceeds $1,459,856; (collateralized by various U.S. government and agency obligations, 1.00% to 8.00%, due 6/1/22 to 11/20/45, valued at $1,489,035 including accrued interest)	1,459,838
6,935,818	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $6,935,899; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $7,074,535 including accrued interest)	6,935,818
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $29,203,110)		29,203,110
Total Investments: 128.0% (Cost: $177,999,065)		134,411,558
Liabilities in excess of other assets: (28.0)%		(29,377,095)
NET ASSETS: 100.0%		$105,034,463

See Notes to Financial Statements

49

STEEL ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $29,522,797.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	6.9%	$7,269,324
Industrials	1.5	1,565,175
Materials	91.6	96,373,949
	100.0%	$105,208,448

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$105,208,448	$—	$—	$105,208,448
Repurchase Agreements	—	29,203,110	—	29,203,110
Total	$105,208,448	$29,203,110	$—	$134,411,558

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

50

UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 99.9%
Canada: 17.8%
54,382	ARC Resources Ltd. †	$925,838
129,331	Cenovus Energy, Inc. (USD)	1,787,354
79,442	Crescent Point Energy Corp. (USD)	1,254,389
83,689	EnCana Corp. (USD) †	651,937
40,138	Enerplus Corp. (USD)	263,707
52,023	Husky Energy, Inc.	631,711
23,283	MEG Energy Corp. *	121,372
22,257	Peyto Exploration & Development Corp.	594,343
15,671	PrairieSky Royalty Ltd. †	295,875
28,299	Seven Generations Energy Ltd. *	537,348
26,476	Tourmaline Oil Corp. *	693,346
52,504	Whitecap Resources, Inc.	399,430
		8,156,650
United States: 82.1%
60,456	Anadarko Petroleum Corp.	3,219,282
14,816	Antero Resources Corp. *	384,920
43,594	Apache Corp.	2,426,878
48,119	Cabot Oil & Gas Corp.	1,238,583
7,456	Carrizo Oil & Gas, Inc. *	267,298
45,706	Chesapeake Energy Corp. * †	195,622
11,552	Cimarex Energy Co.	1,378,385
13,613	Concho Resources, Inc. *	1,623,622
15,004	Continental Resources, Inc. * †	679,231
82,212	Devon Energy Corp.	2,980,185
7,420	Diamondback Energy, Inc. *	676,778
9,721	Energen Corp.	468,649
44,664	EOG Resources, Inc.	3,725,871
19,028	EQT Corp.	1,473,338
14,644	Gulfport Energy Corp. *	457,771
37,004	Hess Corp.	2,223,940
11,533	Laredo Petroleum, Inc. * †	120,866
89,131	Marathon Oil Corp.	1,337,856
11,210	Matador Resources Co. * †	221,958
15,844	Memorial Resource Development Corp. *	251,603
9,923	National Fuel Gas Co.	564,420
23,190	Newfield Exploration Co. *	1,024,534
40,870	Noble Energy, Inc.	1,466,007
23,793	Oasis Petroleum, Inc. *	222,227
50,538	Occidental Petroleum Corp.	3,818,651
20,763	Parsley Energy, Inc. *	561,847
17,112	Pioneer Natural Resources Co.	2,587,506
22,791	QEP Resources, Inc.	401,805
10,483	Range Resources Corp.	452,237
5,681	SM Energy Co. †	153,387
20,317	Southwestern Energy Co. * †	255,588
27,304	Whiting Petroleum Corp. * †	252,835
37,704	WPX Energy, Inc. *	351,024
		37,464,704
Total Common Stocks (Cost: $64,260,182)		45,621,354
MONEY MARKET FUND: 0.2% (Cost: $71,469)
71,469	Dreyfus Government Cash Management Fund	71,469
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $64,331,651)		45,692,823
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 6.1%
Repurchase Agreements: 6.1%
$1,000,000	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $1,000,014; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $1,020,000 including accrued interest)	$1,000,000
768,933	Repurchase agreement dated 6/30/16 with HSBC Securities USA, Inc., 0.40%, due 7/1/16, proceeds $768,942; (collateralized by various U.S. government and agency obligations, 3.00% to 8.00%, due 8/1/22 to 6/1/46, valued at $784,314 including accrued interest)	768,933
1,000,000	Repurchase agreement dated 6/30/16 with Nomura Securities International, Inc., 0.42%, due 7/1/16, proceeds $1,000,012; (collateralized by various U.S. government and agency obligations, 0.00% to 8.00%, due 12/1/16 to 5/20/66, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned (Cost: $2,768,933)		2,768,933
Total Investments: 106.2% (Cost: $67,100,584)		48,461,756
Liabilities in excess of other assets: (6.2)%		(2,811,719)
NET ASSETS: 100.0%		$45,650,037

See Notes to Financial Statements

51

UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,618,840.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	15.1%	$6,887,754
Gas Utilities	1.2	564,420
Integrated Oil & Gas	18.5	8,461,656
Oil & Gas Exploration & Production	65.0	29,707,524
Money Market Fund	0.2	71,469
	100.0%	$45,692,823

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks*	$45,621,354	$—	$—	$45,621,354
Money Market Fund	71,469	—	—	71,469
Repurchase Agreements	—	2,768,933	—	2,768,933
Total	$45,692,823	$2,768,933	$—	$48,461,756

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

52

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 100.1%
Canada: 1.8%
62,958	Cameco Corp. (USD)	$690,649
China / Hong Kong: 1.1%
1,511,000	CGN Power Co. Ltd. # Reg S 144A	422,320
Czech Republic: 1.2%
27,312	CEZ AS #	466,096
Finland: 3.1%
73,663	Fortum OYJ #	1,184,781
France: 1.6%
51,989	Electricite de France SA † #	631,060
Japan: 18.4%
54,000	Chugoku Electric Power Co., Inc. #	691,027
33,800	Hokuriku Electric Power Co. #	421,577
133,400	Kansai Electric Power Co., Inc. * #	1,307,765
76,200	Kyushu Electric Power Co., Inc. #	769,269
421,106	Mitsubishi Heavy Industries Ltd. #	1,704,502
85,100	Tohoku Electric Power Co., Inc. #	1,081,073
271,900	Tokyo Electric Power Co., Inc. * #	1,159,084
		7,134,297
South Korea: 4.4%
65,168	Korea Electric Power Corp. (ADR)	1,689,806
Spain: 2.8%
53,749	Endesa SA #	1,079,666
United Kingdom: 1.8%
58,180	Babcock International Group Plc #	706,342
United States: 63.9%
32,847	Ameren Corp.	1,759,942
36,547	Dominion Resources, Inc.	2,848,108
37,846	Duke Energy Corp.	3,246,808
20,265	Entergy Corp.	1,648,558
65,199	Exelon Corp.	2,370,636
46,716	FirstEnergy Corp.	1,630,855
Number
of Shares		Value

United States: (continued)
39,924	PG&E Corp.	$2,551,942
14,482	Pinnacle West Capital Corp.	1,173,911
47,297	Public Service Enterprise Group, Inc.	2,204,513
60,492	The Southern Co.	3,244,186
45,159	Xcel Energy, Inc.	2,022,220
		24,701,679
Total Common Stocks (Cost: $36,543,108)		38,706,696
MONEY MARKET FUND: 0.1% (Cost: $31,070)
31,070	Dreyfus Government Cash Management Fund	31,070
Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $36,574,178)		38,737,766

Principal
Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.2% (Cost: $88,901)
Repurchase Agreement: 0.2%
$88,901	Repurchase agreement dated 6/30/16 with Daiwa Capital Markets America, Inc., 0.50%, due 7/1/16, proceeds $88,902; (collateralized by various U.S. government and agency obligations, 0.00% to 9.00%, due 7/7/16 to 2/1/49, valued at $90,679 including accrued interest)	88,901
Total Investments: 100.4% (Cost: $36,663,079)		38,826,667
Liabilities in excess of other assets: (0.4)%		(140,648)
NET ASSETS: 100.0%		$38,686,019

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $88,719.
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $11,624,562 which represents 30.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $422,320, or 1.1% of net assets.

See Notes to Financial Statements

53

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	1.8%	$690,649
Industrials	6.2	2,410,844
Utilities	91.9	35,605,203
Money Market Fund	0.1	31,070
	100.0%	$38,737,766

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Canada	$690,649	$—	$—	$690,649
China / Hong Kong	—	422,320	—	422,320
Czech Republic	—	466,096	—	466,096
Finland	—	1,184,781	—	1,184,781
France	—	631,060	—	631,060
Japan	—	7,134,297	—	7,134,297
South Korea	1,689,806	—	—	1,689,806
Spain	—	1,079,666	—	1,079,666
United Kingdom	—	706,342	—	706,342
United States	24,701,679	—	—	24,701,679
Money Market Fund	31,070	—	—	31,070
Repurchase Agreement	—	88,901	—	88,901
Total	$27,113,204	$11,713,463	$—	$38,826,667

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

54

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VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$854,632,632	$60,913,856	$84,259,168	$9,650,960,666	$41,395,237
Affiliated issuers (3)	—	—	—	53,407,435	3,562,652,480
Short-term investments held as collateral for securities loaned (4)	126,684,168	—	18,303,955	58,578,509	234,818,500
Cash	—	15,340	—	235,175	—
Cash denominated in foreign currency, at value (5)	424,108	8	90,202	286,860	12,442,801
Receivables:
Investment securities sold	30,815	—	31,961	283,027	—
Shares sold	—	—	—	71	2,399
Due from Adviser	—	—	—	—	—
Dividends and interest	2,162,756	175,187	330,715	3,472,015	581,252
Prepaid expenses	3,583	2,039	1,510	24,058	6,792
Total assets	983,938,062	61,106,430	103,017,511	9,767,247,816	3,851,899,461

Liabilities:
Payables:
Investment securities purchased	52,204	7,380	32,216	283,398	—
Collateral for securities loaned	126,684,168	—	18,303,955	58,578,509	234,818,500
Line of credit	1,864,453	—	218,912	—	4,039,250
Shares redeemed	—	—	—	1,839	—
Due to Adviser	353,742	23,533	34,817	3,506,786	1,273,679
Due to custodian	14,689	—	3,489	—	63,738
Deferred Trustee fees	362,389	18,340	9,408	642,093	134,415
Accrued expenses	630,718	159,789	74,851	624,485	248,856
Total liabilities	129,962,363	209,042	18,677,648	63,637,110	240,578,438
NET ASSETS	$853,975,699	$60,897,388	$84,339,863	$9,703,610,706	$3,611,321,023
Shares outstanding	17,800,000	6,650,000	1,683,298	350,102,500	84,737,446
Net asset value, redemption and offering price per share	$47.98	$9.16	$50.10	$27.72	$42.62

Net assets consist of:
Aggregate paid in capital	$1,965,009,211	$567,988,131	$377,587,557	$16,625,023,969	$5,941,455,165
Net unrealized appreciation (depreciation)	(108,913,401)	(27,210,725)	(6,714,516)	1,265,765,396	963,741,488
Undistributed (accumulated) net investment income (loss)	10,950,386	357,769	1,316,130	17,505,092	(4,111,944)
Accumulated net realized loss	(1,013,070,497)	(480,237,787)	(287,849,308)	(8,204,683,751)	(3,289,763,686)
	$853,975,699	$60,897,388	$84,339,863	$9,703,610,706	$3,611,321,023
(1) Value of securities on loan	$124,442,527	$—	$17,801,032	$56,009,564	$225,810,592
(2) Cost of investments – Unaffiliated issuers	$963,483,054	$88,111,364	$90,973,586	$8,392,468,745	$80,094,908
(3) Cost of investments – Affiliated issuers	$—	$—	$—	$46,128,101	$2,560,266,522
(4) Cost of short-term investments held as collateral for securities loaned	$126,684,168	$—	$18,303,955	$58,578,509	$234,818,500
(5) Cost of cash denominated in foreign currency	$430,015	$7	$89,937	$286,904	$12,389,330

See Notes to Financial Statements

56

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$92,233,549	$3,725,182	$954,692,188	$38,392,079	$13,187,223	$105,208,448	$45,692,823	$38,737,766
—	—	—	—	—	—	—	—

7,875,960	52,813	212,737,921	6,094,157	3,437,003	29,203,110	2,768,933	88,901
—	—	—	—	—	—	4,241	—
93,883	7,497	—	136,775	21,041	—	2,170	68,300

15,434	3,785	—	98,307	1,276	2,054,968	—	87,413
—	—	267	—	—	—	—	—
—	4,438	—	—	—	—	—	—
224,701	8,887	1,912,932	12,856	50,926	136,242	45,669	178,597
2,271	2,516	6,407	2,566	177	560	1,045	2,056
100,445,798	3,805,118	1,169,349,715	44,736,740	16,697,646	136,603,328	48,514,881	39,163,033

14,450	3,977	—	—	—	2,192,253	—	87,586
7,875,960	52,813	212,737,921	6,094,157	3,437,003	29,203,110	2,768,933	88,901
496,059	—	3,062,106	56,330	—	—	—	178,342
—	—	2,223	—	—	—	—	—
23,325	—	261,036	10,672	590	36,701	13,046	12,481
499	—	9,880	9,257	11,418	36,569	—	31,757
9,213	12	103,870	10,676	1,725	13,963	2,217	9,122
79,312	31,074	35,800	99,214	60,222	86,269	80,648	68,825
8,498,818	87,876	216,212,836	6,280,306	3,510,958	31,568,865	2,864,844	477,014
$91,946,980	$3,717,242	$953,136,879	$38,456,434	$13,186,688	$105,034,463	$45,650,037	$38,686,019
3,000,000	200,000	32,610,863	2,324,962	300,000	3,800,000	2,750,000	766,632

$30.65	$18.59	$29.23	$16.54	$43.96	$27.64	$16.60	$50.46

$128,751,000	$3,863,076	$1,662,502,948	$266,080,160	$81,437,494	$350,905,321	$86,156,479	$218,278,974
(8,480,889)	(181,385)	(672,701,359)	(7,991,250)	(4,557,881)	(43,587,507)	(18,638,808)	2,159,273

1,093,544	62,169	9,609,385	1,173,053	176,162	990,488	196,899	1,922,632
(29,416,675)	(26,618)	(46,274,095)	(220,805,529)	(63,869,087)	(203,273,839)	(22,064,533)	(183,674,860)
$91,946,980	$3,717,242	$953,136,879	$38,456,434	$13,186,688	$105,034,463	$45,650,037	$38,686,019
$7,760,838	$51,843	$209,368,570	$4,135,444	$3,279,840	$29,522,797	$2,618,840	$88,719
$100,712,228	$3,906,622	$1,627,393,546	$46,386,652	$17,744,757	$148,795,955	$64,331,651	$36,574,178
$—	$—	$—	$—	$—	$—	$—	$—

$7,875,960	$52,813	$212,737,921	$6,094,157	$3,437,003	$29,203,110	$2,768,933	$88,901
$89,893	$7,436	$—	$137,156	$21,183	$—	$2,195	$67,835

See Notes to Financial Statements

57

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016 (unaudited)

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF	Junior Gold Miners ETF

Income:
Dividends – unaffiliated issuers	$13,350,553	$701,660	$819,285	$12,068,258	$829,154
Dividends – affiliated issuers	—	—	—	18,119,658	4,732,466
Securities lending income	814,964	—	555,458	788,968	1,549,842
Foreign taxes withheld	(1,218,471)	(90,087)	(66,196)	(3,770,159)	(474,220)
Total income	12,947,046	611,573	1,308,547	27,206,725	6,637,242

Expenses:
Management fees	1,989,970	113,030	217,938	16,027,070	5,202,212
Professional fees	20,470	18,911	21,786	71,878	49,596
Insurance	11,957	681	792	50,976	12,917
Trustees’ fees and expenses	7,337	824	1,001	53,764	21,143
Reports to shareholders	25,364	10,463	10,795	154,058	81,896
Indicative optimized portfolio value fee	11,856	1,983	1,982	—	1,856
Custodian fees	58,694	5,201	4,425	83,763	53,231
Registration fees	1,831	2,484	1,709	9,194	4,039
Transfer agent fees	1,080	1,191	1,090	890	1,068
Fund accounting fees	33,967	3,199	2,550	—	36,909
Interest	22,927	856	2,053	7,548	98,965
Other	35,473	1,305	4,339	75,113	32,914
Total expenses	2,220,926	160,128	270,460	16,534,254	5,596,746
Waiver of management fees	—	(25,896)	—	—	—
Expenses assumed by the Adviser	—	—	—	—	—
Net expenses	2,220,926	134,232	270,460	16,534,254	5,596,746
Net investment income	10,726,120	477,341	1,038,087	10,672,471	1,040,496

Net realized gain (loss) on:
Investments – unaffiliated issuers	(21,125,279)	(34,348,841)	(9,813,134)	(175,344,803)	(48,521,805)
Investments – affiliated issuers	—	—	—	(737,698,517)	189,056,160
In-kind redemptions	(1,074,353)	(235,590)	1,658,546	318,688,472	62,390,478
Foreign currency transactions and foreign denominated assets and liabilities	(60,545)	(23,420)	(12,309)	(81,331)	(575,775)
Net realized gain (loss)	(22,260,177)	(34,607,851)	(8,166,897)	(594,436,179)	202,349,058

Net change in unrealized appreciation (depreciation) on:
Investments	30,604,281	51,806,904	(335,171)	4,988,989,057	1,422,461,588
Foreign currency transactions and foreign denominated assets and liabilities	60,284	1,457	4,927	2,861	(276,857)
Net change in unrealized appreciation (depreciation)	30,664,565	51,808,361	(330,244)	4,988,991,918	1,422,184,731
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,130,508	$17,677,851	$(7,459,054)	$4,405,228,210	$1,625,574,285

See Notes to Financial Statements

58

Natural Resources ETF	Oil Refiners ETF	Oil Services ETF	Rare Earth / Strategic Metals ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+Nuclear Energy ETF

$1,318,551	$80,937	$9,479,959	$277,635	$31,165	$910,449	$296,728	$865,661
—	—	—	—	—	—	—	—
33,322	117	1,787,356	82,426	184,236	296,827	26,549	4,581
(79,054)	(7,707)	(62,478)	(15,639)	(514)	(49)	(12,768)	(53,735)
1,272,819	73,347	11,204,837	344,422	214,887	1,207,227	310,509	816,507

196,847	9,457	1,662,322	74,835	35,899	172,966	107,680	96,585
23,102	29,397	44,842	19,580	17,398	20,379	26,021	21,271
746	—	9,570	420	191	628	551	455
1,387	558	17,478	684	700	599	1,013	565
6,698	5,218	40,717	9,784	5,956	9,800	7,328	7,340
8,562	3,361	2,373	9,271	8,963	—	50	9,459
26,079	6,538	7,530	6,431	6,355	6,095	2,359	4,931
2,189	2,493	4,227	2,483	974	1,130	626	2,097
1,148	497	1,135	1,122	1,123	1,135	946	1,129
15,222	2,049	26,750	1,785	1,646	1,549	1,481	3,077
1,551	10	10,739	4,845	95	1,591	501	1,991
2,009	1,799	43,775	6,702	3,698	5,385	4,253	1,219
285,540	61,377	1,871,458	137,942	82,998	221,257	152,809	150,119
(91,079)	(9,457)	(198,398)	(47,786)	(35,899)	(29,404)	(36,013)	(32,226)
—	(40,749)	—	—	(336)	—	—	—
194,461	11,171	1,673,060	90,156	46,763	191,853	116,796	117,893
1,078,358	62,176	9,531,777	254,266	168,124	1,015,374	193,713	698,614

(9,229,631)	8,841	(15,190,764)	(20,567,559)	(3,403,980)	(11,946,652)	(7,361,162)	567,864
—	—	—	—	—	—	—	—
285,328	—	(24,463,253)	(225,928)	—	4,029,406	1,649,406	542,550

(9,812)	1,553	—	190	4,343	—	(6,111)	2,111
(8,954,115)	10,394	(39,654,017)	(20,793,297)	(3,399,637)	(7,917,246)	(5,717,867)	1,112,525

19,236,192	(293,852)	106,720,004	26,192,289	(2,074,404)	28,270,776	16,087,997	2,412,673

5,262	63	—	(354)	(69)	—	530	2,489
19,241,454	(293,789)	106,720,004	26,191,935	(2,074,473)	28,270,776	16,088,527	2,415,162

$11,365,697	$(221,219)	$76,597,764	$5,652,904	$(5,305,986)	$21,368,904	$10,564,373	$4,226,301

See Notes to Financial Statements

59

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
	(unaudited)		(unaudited)

Operations:
Net investment income	$10,726,120	$25,492,498	$477,341	$1,835,301
Net realized gain (loss)	(22,260,177)	(107,948,848)	(34,607,851)	(60,726,520)
Net change in unrealized appreciation (depreciation)	30,664,565	(43,327,540)	51,808,361	2,313,271
Net increase (decrease) in net assets resulting from operations	19,130,508	(125,783,890)	17,677,851	(56,577,948)

Dividends to shareholders:
Dividends from net investment income	—	(24,912,650)	—	(1,806,250)

Share transactions:**
Proceeds from sale of shares	72,856,599	84,809,462	6,982,889	15,093,533
Cost of shares redeemed	(73,562,400)	(539,463,371)	(3,011,030)	(32,366,651)
Increase (Decrease) in net assets resulting from share transactions	(705,801)	(454,653,909)	3,971,859	(17,273,118)
Total increase (decrease) in net assets	18,424,707	(605,350,449)	21,649,710	(75,657,316)
Net Assets, beginning of period	835,550,992	1,440,901,441	39,247,678	114,904,994
Net Assets, end of period†	$853,975,699	$835,550,992	$60,897,388	$39,247,678
† Including undistributed (accumulated) net investment income (loss)	$10,950,386	$224,266	$357,769	$(119,572)

** Shares of Common Stock Issued (no par value)
Shares sold	1,500,000	1,500,000	850,000	1,150,000
Shares redeemed	(1,650,000)	(10,950,000)	(450,000)	(2,750,000)
Net increase (decrease)	(150,000)	(9,450,000)	400,000	(1,600,000)

See Notes to Financial Statements

60

Global Alternative Energy ETF		Gold Miners ETF		Junior Gold Miners ETF
For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
(unaudited)		(unaudited)		(unaudited)

$1,038,087	$763,351	$10,672,471	$37,102,439	$1,040,496	$9,943,182
(8,166,897)	1,509,001	(594,436,179)	(1,905,529,155)	202,349,058	(335,048,596)
(330,244)	(1,600,989)	4,988,991,918	184,214,755	1,422,184,731	3,826,004

(7,459,054)	671,363	4,405,228,210	(1,684,211,961)	1,625,574,285	(321,279,410)

—	(504,689)	—	(36,731,690)	—	(9,304,305)

5,019,447	14,619,851	3,073,492,129	2,793,038,295	864,217,193	496,144,925
(5,077,365)	(5,867,062)	(2,091,827,410)	(2,250,824,207)	(179,151,905)	(387,570,093)

(57,918)	8,752,789	981,664,719	542,214,088	685,065,288	108,574,832
(7,516,972)	8,919,463	5,386,892,929	(1,178,729,563)	2,310,639,573	(222,008,883)
91,856,835	82,937,372	4,316,717,777	5,495,447,340	1,300,681,450	1,522,690,333
$84,339,863	$91,856,835	$9,703,610,706	$4,316,717,777	$3,611,321,023	$1,300,681,450

$1,316,130	$278,043	$17,505,092	$6,832,621	$(4,111,944)	$(5,152,440)

100,000	250,000	143,650,000	151,050,000	23,600,000	21,600,000
(100,000)	(100,000)	(108,200,000)	(134,650,000)	(6,550,000)	(17,250,000)
—	150,000	35,450,000	16,400,000	17,050,000	4,350,000

See Notes to Financial Statements

61

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Refiners ETF
	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Period August 18, 2015* through December 31, 2015
	(unaudited)		(unaudited)

Operations:
Net investment income	$1,078,358	$2,261,019	$62,176	$14,033
Net realized gain (loss)	(8,954,115)	(4,190,938)	10,394	(35,902)
Net change in unrealized appreciation (depreciation)	19,241,454	(16,097,564)	(293,789)	112,404
Net increase (decrease) in net assets resulting from operations	11,365,697	(18,027,483)	(221,219)	90,535

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(2,209,200)	—	(15,150)
Return of capital	—	—	—	(3,250)
Total Dividends and Distributions	—	(2,209,200)	—	(18,400)

Share transactions:**
Proceeds from sale of shares	9,060,402	18,528,599	—	3,866,326
Cost of shares redeemed	(4,990,587)	(7,803,107)	—	—
Increase (Decrease) in net assets resulting from share transactions	4,069,815	10,725,492	—	3,866,326
Total increase (decrease) in net assets	15,435,512	(9,511,191)	(221,219)	3,938,461
Net Assets, beginning of period	76,511,468	86,022,659	3,938,461	—
Net Assets, end of period†	$91,946,980	$76,511,468	$3,717,242	$3,938,461
† Including undistributed (accumulated) net investment income (loss)	$1,093,544	$15,186	$62,169	$(7)

** Shares of Common Stock Issued (no par value)
Shares sold	300,000	600,000	—	200,000
Shares redeemed	(200,000)	(250,000)	—	—
Net increase (decrease)	100,000	350,000	—	200,000

*	Commencement of operations

See Notes to Financial Statements

62

Oil Services ETF		Rare Earth/Strategic Metals ETF		Solar Energy ETF
For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
(unaudited)		(unaudited)		(unaudited)

$9,531,777	$25,726,730	$254,266	$951,304	$168,124	$193,368
(39,654,017)	37,605,430	(20,793,297)	(36,968,507)	(3,399,637)	(67,570)
106,720,004	(355,057,413)	26,191,935	11,068,461	(2,074,473)	(1,701,355)

76,597,764	(291,725,253)	5,652,904	(24,948,742)	(5,305,986)	(1,575,557)

—	(25,643,376)	—	(1,325,901)	—	(177,900)
—	—	—	—	—	—
—	(25,643,376)	—	(1,325,901)	—	(177,900)

1,499,332,945	6,269,131,022	4,993,859	—	—	3,214,646
(1,741,694,627)	(5,762,695,857)	(571,422)	(3,329,807)	—	(3,278,391)

(242,361,682)	506,435,165	4,422,437	(3,329,807)	—	(63,745)
(165,763,918)	189,066,536	10,075,341	(29,604,450)	(5,305,986)	(1,817,202)
1,118,900,797	929,834,261	28,381,093	57,985,543	18,492,674	20,309,876
$953,136,879	$1,118,900,797	$38,456,434	$28,381,093	$13,186,688	$18,492,674

$9,609,385	$77,608	$1,173,053	$918,787	$176,162	$8,038

56,150,000	188,600,000	300,000	—	—	50,000
(65,850,000)	(172,200,000)	(50,000)	(200,000)	—	(50,000)
(9,700,000)	16,400,000	250,000	(200,000)	—	—

See Notes to Financial Statements

63

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Steel ETF		Unconventional Oil & Gas ETF
	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
	(unaudited)		(unaudited)

Operations:
Net investment income	$1,015,374	$2,354,967	$193,713	$929,692
Net realized gain (loss)	(7,917,246)	(22,055,831)	(5,717,867)	(14,611,757)
Net change in unrealized appreciation (depreciation)	28,270,776	(15,312,059)	16,088,527	(12,906,573)
Net increase (decrease) in net assets resulting from operations	21,368,904	(35,012,923)	10,564,373	(26,588,638)

Dividends and Distributions to shareholders:
Dividends from net investment income	—	(2,353,573)	—	(991,800)
Return of capital	—	(45,327)	—	—
Total Dividends and Distributions	—	(2,398,900)	—	(991,800)

Share transactions:**
Proceeds from sale of shares	77,822,902	45,894,025	7,631,535	15,122,954
Cost of shares redeemed	(39,061,382)	(32,705,305)	(10,943,423)	(11,082,306)
Increase (Decrease) in net assets resulting from share transactions	38,761,520	13,188,720	(3,311,888)	4,040,648
Total increase (decrease) in net assets	60,130,424	(24,223,103)	7,252,485	(23,539,790)
Net Assets, beginning of period	44,904,039	69,127,142	38,397,552	61,937,342
Net Assets, end of period†	$105,034,463	$44,904,039	$45,650,037	$38,397,552
† Including undistributed (accumulated) net investment income (loss)	$990,488	$(24,886)	$196,899	$3,186

** Shares of Common Stock Issued (no par value)
Shares sold	3,100,000	1,650,000	550,000	750,000
Shares redeemed	(1,600,000)	(1,300,000)	(700,000)	(650,000)
Net increase (decrease)	1,500,000	350,000	(150,000)	100,000

See Notes to Financial Statements

64

Uranium+Nuclear Energy ETF
For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015
(unaudited)

$698,614	$1,239,171
1,112,525	(839,101)
2,415,162	(5,541,712)
4,226,301	(5,141,642)

—	(1,362,115)
—	—
—	(1,362,115)

—	—
(4,751,082)	(22,097,379)

(4,751,082)	(22,097,379)
(524,781)	(28,601,136)
39,210,800	67,811,936
$38,686,019	$39,210,800
$1,922,632	$1,224,018

—	—
(100,000)	(450,000)
(100,000)	(450,000)

See Notes to Financial Statements

65

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Agribusiness ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$46.55		$52.59	$54.44	$52.94	$47.21	$53.39
Income from investment operations:
Net investment income	0.60		1.37	1.68	1.08	1.00	0.30
Net realized and unrealized gain (loss) on investments	0.83		(6.07)	(1.84)	1.46	5.70	(6.18)
Total from investment operations	1.43		(4.70)	(0.16)	2.54	6.70	(5.88)
Less:
Dividends from net investment income	—		(1.34)	(1.69)	(1.04)	(0.97)	(0.29)
Return of capital	—		—	—	—	—	(0.01)
Total dividends	—		(1.34)	(1.69)	(1.04)	(0.97)	(0.30)
Net asset value, end of period	$47.98		$46.55	$52.59	$54.44	$52.94	$47.21
Total return (a)	3.07	%(b)	(8.96)%	(0.13)%	4.60%	14.20%	(11.01)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$853,976		$835,551	$1,440,901	$4,635,318	$5,667,221	$5,530,813
Ratio of gross expenses to average net assets	0.56	%(c)	0.55%	0.57%	0.55%	0.55%	0.53%
Ratio of net expenses to average net assets	0.56	%(c)	0.55%	0.57%	0.55%	0.55%	0.53%
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(c)	0.54%	0.56%	0.55%	0.54%	0.53%
Ratio of net investment income to average net assets	2.69	%(c)	2.00%	1.77%	1.79%	1.89%	0.76%
Portfolio turnover rate (d)	7	%(b)	20%	14%	33%	19%	22%

	Coal ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$6.28		$14.64	$19.50	$25.17	$32.41	$47.07
Income from investment operations:
Net investment income	0.07		0.29	0.34	0.39	0.49	0.53
Net realized and unrealized gain (loss) on investments	2.81		(8.36)	(4.83)	(5.62)	(7.30)	(14.71)
Total from investment operations	2.88		(8.07)	(4.49)	(5.23)	(6.81)	(14.18)
Less:
Dividends from net investment income	—		(0.29)	(0.37)	(0.44)	(0.43)	(0.48)
Net asset value, end of period	$9.16		$ 6.28	$14.64	$19.50	$25.17	$32.41
Total return (a)	45.86	%(b)	(55.14)%	(23.07)%	(20.77)%	(21.05)%	(30.12)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$60,897		$39,248	$114,905	$154,994	$235,358	$314,420
Ratio of gross expenses to average net assets	0.71	%(c)	0.66%	0.63%	0.64%	0.62%	0.59%
Ratio of net expenses to average net assets	0.59	%(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	2.11	%(c)	2.31%	1.75%	1.78%	2.02%	0.93%
Portfolio turnover rate (d)	21	%(b)	36%	27%	20%	55%	47%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

66

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Global Alternative Energy ETF#
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$54.57		$54.09	$55.90	$33.26	$32.88	$60.24
Income from investment operations:
Net investment income	0.62		0.46	0.12	0.51	0.66	1.02
Net realized and unrealized gain (loss) on investments	(5.09)		0.33	(1.82)	22.68	0.35	(27.33)
Total from investment operations	(4.47)		0.79	(1.70)	23.19	1.01	(26.31)
Less:
Dividends from net investment income	—		(0.31)	(0.11)	(0.54)	(0.63)	(1.02)
Return of capital	—		—	—	(0.01)	—	(0.03)
Total dividends	—		(0.31)	(0.11)	(0.55)	(0.63)	(1.05)
Net asset value, end of period	$50.10		$54.57	$54.09	$55.90	$33.26	$32.88
Total return (a)	(8.19	)%(b)	1.45%	(3.04)%	69.69%	3.07%	(43.69)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$84,340		$91,857	$82,937	$91,309	$46,013	$58,644
Ratio of gross expenses to average net assets	0.62	%(c)	0.62%	0.64%	0.72%	0.81%	0.68%
Ratio of net expenses to average net assets	0.62	%(c)	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.62	%(c)	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	2.38	%(c)	0.88%	0.18%	1.16%	1.81%	1.59%
Portfolio turnover rate (d)	16	%(b)	27%	31%	18%	35%	26%

	Gold Miners ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$13.72		$18.43	$21.16	$46.32	$51.50	$61.44
Income from investment operations:
Net investment income	0.03		0.12	0.12	0.23	0.39	0.26
Net realized and unrealized gain (loss) on investments	13.97		(4.71)	(2.73)	(25.20)	(5.11)	(10.05)
Total from investment operations	14.00		(4.59)	(2.61)	(24.97)	(4.72)	(9.79)
Less:
Dividends from net investment income	—		(0.12)	(0.12)	(0.19)	(0.46)	(0.15)
Net asset value, end of period	$27.72		$13.72	$18.43	$21.16	$46.32	$51.50
Total return (a)	102.04	%(b)	(24.93)%	(12.31)%	(53.90)%	(9.16)%	(15.93)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,703,611		$4,316,718	$5,495,447	$6,652,611	$9,406,054	$8,772,539
Ratio of gross expenses to average net assets	0.51	%(c)	0.52%	0.53%	0.53%	0.52%	0.52%
Ratio of net expenses to average net assets	0.51	%(c)	0.52%	0.53%	0.53%	0.52%	0.52%
Ratio of net expenses, excluding interest expense, to average net assets	0.51	%(c)	0.52%	0.53%	0.53%	0.52%	0.52%
Ratio of net investment income to average net assets	0.33	%(c)	0.66%	0.52%	1.01%	0.88%	0.35%
Portfolio turnover rate (d)	24	%(b)	24%	18%	33%	5%	9%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

67

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Junior Gold Miners ETF#
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014		2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$19.22		$24.04	$30.90		$79.13	$97.84	$159.24
Income from investment operations:
Net investment income	0.03		0.15	—	(d)(e)	0.41	0.36	2.72
Net realized and unrealized gain (loss) on investments	23.37		(4.83)	(6.68)		(48.64)	(16.07)	(57.80)
Total from investment operations	23.40		(4.68)	(6.68)		(48.23)	(15.71)	(55.08)
Less:
Dividends from net investment income	—		(0.14)	(0.18)		—	(3.00)	(4.84)
Distributions from net realized capital gains	—		—	—		—	—	(1.48)
Total dividends and distributions	—		(0.14)	(0.18)		—	(3.00)	(6.32)
Net asset value, end of period	$42.62		$19.22	$24.04		$30.90	$79.13	$97.84
Total return (a)	121.75	%(b)	(19.48)%	(21.60)%		(60.95)%	(16.07)%	(34.57)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,611,321		$1,300,681	$1,522,690		$1,136,823	$2,537,231	$1,922,665
Ratio of gross expenses to average net assets	0.53	%(c)	0.56%	0.55%		0.58%	0.55%	0.54%
Ratio of net expenses to average net assets	0.53	%(c)	0.56%	0.55%		0.57%	0.55%	0.54%
Ratio of net expenses, excluding interest expense, to average net assets	0.52	%(c)	0.55%	0.54%		0.56%	0.55%	0.54%
Ratio of net investment income (loss) to average net assets	0.10	%(c)	0.66%	(0.01)%		(0.07)%	0.01%	(0.22)%
Portfolio turnover rate (f)	34	%(b)	47%	65%		34%	22%	60%

	Natural Resources ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$26.38		$33.73	$37.46	$35.94	$33.76	$38.83
Income from investment operations:
Net investment income	0.36		0.81	0.82	0.87	0.86	0.66
Net realized and unrealized gain (loss) on investments	3.91		(7.37)	(3.70)	1.48	2.17	(5.07)
Total from investment operations	4.27		(6.56)	(2.88)	2.35	3.03	(4.41)
Less:
Dividends from net investment income	—		(0.79)	(0.85)	(0.83)	(0.85)	(0.66)
Net asset value, end of period	$30.65		$26.38	$33.73	$37.46	$35.94	$33.76
Total return (a)	16.19	%(b)	(19.48)%	(7.71)%	6.55%	8.98%	(11.36)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$91,947		$76,511	$86,023	$101,140	$122,204	$158,687
Ratio of gross expenses to average net assets	0.72	%(c)	0.75%	0.73%	0.74%	0.68%	0.64%
Ratio of net expenses to average net assets	0.49	%(c)	0.50%	0.50%	0.50%	0.52%	0.61%
Ratio of net expenses, excluding interest expense, to average net assets	0.49	%(c)	0.49%	0.49%	0.49%	0.51%	0.61%
Ratio of net investment income to average net assets	2.74	%(c)	2.66%	2.10%	2.13%	1.95%	1.40%
Portfolio turnover rate (f)	19	%(b)	9%	13%	14%	10%	15%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Calculated based upon average shares outstanding.
(e)	Amount represents less than $0.005 per share.
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

68

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Oil Refiners ETF
	For the Six Months Ended June 30,		For the Period August 18, 2015(a) through December 31,
	2016		2015
	(unaudited)
Net asset value, beginning of period	$19.69		$19.75
Income from investment operations:
Net investment income	0.31		0.07
Net realized and unrealized loss on investments	(1.41)		(0.04)
Total from investment operations	(1.10)		0.03
Less:
Dividends from net investment income	—		(0.07)
Return of capital	—		(0.02)
Total dividends	—		(0.09)
Net asset value, end of period	$18.59		$19.69
Total return (b)	(5.59	)%(c)	0.16	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,717		$3,938
Ratio of gross expenses to average net assets	3.25	%(d)	4.98	%(d)
Ratio of net expenses to average net assets	0.59	%(d)	0.59	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(d)	0.59	%(d)
Ratio of net investment income to average net assets	3.29	%(d)	1.19	%(d)
Portfolio turnover rate (f)	7	%(c)	12	%(c)

	Oil Services ETF*
	For the Six Months Ended						For the Period December 20, 2011(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$26.44		$35.89	$48.10	$38.64	$38.29	$38.06
Income from investment operations:
Net investment income	0.29		0.63	0.85	0.55	0.42	—	(e)
Net realized and unrealized gain (loss) on investments	2.50		(9.45)	(12.20)	9.45	0.34	0.23
Total from investment operations	2.79		(8.82)	(11.35)	10.00	0.76	0.23
Less:
Dividends from net investment income	—		(0.63)	(0.86)	(0.54)	(0.40)	—
Distributions from net realized capital gains	—		—	—	—	(0.01)	—
Total dividends and distributions	—		(0.63)	(0.86)	(0.54)	(0.41)	—
Net asset value, end of period	$29.23		$26.44	$35.89	$48.10	$38.64	$38.29
Total return (b)	10.55	%(c)	(24.58)%	(23.64)%	25.90%	1.98%	0.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$953,137		$1,118,901	$929,834	$1,482,094	$1,283,326	$913,653
Ratio of gross expenses to average net assets	0.39	%(d)	0.39%	0.39%	0.39%	0.38%	0.46	%(d)
Ratio of net expenses to average net assets	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35	%(d)
Ratio of net investment income (loss) to average net assets	2.01	%(d)	2.30%	1.99%	1.24%	1.23%	(0.35	)%(d)
Portfolio turnover rate (f)	15	%(c)	18%	15%	10%	6%	0	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share.
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
*	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

69

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Rare Earth/Strategic Metals ETF#
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$13.68		$25.49	$35.98	$52.92	$60.40	$94.72
Income from investment operations:
Net investment income	0.06		0.51	0.65	0.35	0.88	1.00
Net realized and unrealized gain (loss) on investments	2.80		(11.68)	(10.75)	(17.21)	(7.44)	(31.52)
Total from investment operations	2.86		(11.17)	(10.10)	(16.86)	(6.56)	(30.52)
Less:
Dividends from net investment income	—		(0.64)	(0.39)	(0.08)	(0.92)	(3.80)
Net asset value, end of period	$16.54		$13.68	$25.49	$35.98	$52.92	$60.40
Total return (a)	20.91	%(b)	(43.76)%	(28.07)%	(31.85)%	(10.88)%	(32.21)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$38,456		$28,381	$57,986	$96,243	$174,652	$198,535
Ratio of gross expenses to average net assets	0.92	%(c)	0.82%	0.72%	0.70%	0.66%	0.59%
Ratio of net expenses to average net assets	0.60	%(c)	0.57%	0.58%	0.57%	0.59%	0.57%
Ratio of net expenses, excluding interest expense, to average net assets	0.57	%(c)	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.70	%(c)	2.01%	1.55%	0.69%	1.59%	0.95%
Portfolio turnover rate (d)	85	%(b)	49%	37%	31%	44%	35%

	Solar Energy ETF*
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$61.64		$67.70	$72.63	$36.38	$55.35	$165.75
Income from investment operations:
Net investment income	0.56		0.64	0.51	0.32	1.29	3.75
Net realized and unrealized gain (loss) on investments	(18.24)		(6.11)	(4.99)	36.66	(18.94)	(110.70)
Total from investment operations	(17.68)		(5.47)	(4.48)	36.98	(17.65)	(106.95)
Less:
Dividends from net investment income	—		(0.59)	(0.45)	(0.73)	(1.32)	(3.45)
Net asset value, end of period	$43.96		$61.64	$67.70	$72.63	$36.38	$55.35
Total return (a)	(28.68	)%(b)	(8.09)%	(6.17)%	101.66%	(31.89)%	(64.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$13,187		$18,493	$20,310	$21,788	$10,914	$9,950
Ratio of gross expenses to average net assets	1.16	%(c)	1.08%	1.08%	1.54%	1.86%	1.06%
Ratio of net expenses to average net assets	0.65	%(c)	0.65%	0.65%	0.66%	0.66%	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.35	%(c)	0.93%	0.60%	0.58%	3.47%	2.63%
Portfolio turnover rate (d)	20	%(b)	46%	50%	75%	59%	35%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.
*	On July 2, 2012 the Fund effected a 1 for 15 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

70

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Steel ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$19.52		$35.45	$49.76	$48.85	$47.64	$72.48
Income from investment operations:
Net investment income	1.29		1.03	1.13	0.93	1.09	1.14
Net realized and unrealized gain (loss) on investments	7.87		(15.92)	(14.28)	0.96	1.20	(24.84)
Total from investment operations	9.16		(14.89)	(13.15)	1.89	2.29	(23.70)
Less:
Dividends from net investment income	(1.02)		(1.02)	(1.16)	(0.94)	(1.08)	(1.14)
Distributions from net realized capital gains	(0.02)		—	—	—	—	—
Return of capital	—		(0.02)	—	(0.04)	—	—
Total dividends and distributions	(1.04)		(1.04)	(1.16)	(0.98)	(1.08)	(1.14)
Net asset value, end of period	$27.64		$19.52	$35.45	$49.76	$48.85	$47.64
Total return (b)	41.60	%(c)	(42.03)%	(26.44)%	3.88%	4.80%	(32.70)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$105,034		$44,904	$69,127	$144,312	$153,881	$181,037
Ratio of gross expenses to average net assets	0.64	%(d)	0.69%	0.63%	0.62%	0.60%	0.58%
Ratio of net expenses to average net assets	0.55	%(d)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(d)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.92	%(d)	3.76%	2.43%	2.21%	2.40%	1.97%
Portfolio turnover rate (e)	10	%(c)	15%	11%	15%	13%	3%

	Unconventional Oil & Gas ETF
	For the Six Months Ended					For the Period February 14, 2012(a) through
	June 30,		For the Year Ended December 31,			December 31,
	2016		2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$13.24		$22.12	$28.43	$22.54	$25.02
Income from investment operations:
Net investment income	0.07		0.32	0.30	0.13	0.23
Net realized and unrealized gain (loss) on investments	3.29		(8.86)	(6.32)	5.90	(2.49)
Total from investment operations	3.36		(8.54)	(6.02)	6.03	(2.26)
Less:
Dividends from net investment income	—		(0.34)	(0.29)	(0.14)	(0.22)
Net asset value, end of period	$16.60		$13.24	$22.12	$28.43	$22.54
Total return (b)	25.38	%(c)	(38.60)%	(21.18)%	26.77%	(9.04	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$45,650		$38,398	$61,937	$46,906	$15,780
Ratio of gross expenses to average net assets	0.71	%(d)	0.72%	0.67%	1.04%	0.92	%(d)
Ratio of net expenses to average net assets	0.54	%(d)	0.54%	0.54%	0.54%	0.54	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.54	%(d)	0.54%	0.54%	0.54%	0.54	%(d)
Ratio of net investment income to average net assets	0.90	%(d)	1.62%	1.07%	0.89%	1.12	%(d)
Portfolio turnover rate (e)	11	%(c)	22%	11%	11%	35	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

See Notes to Financial Statements

71

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Uranium+Nuclear Energy ETF#
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$45.25		$51.50	$48.11	$41.35	$44.82	$75.87
Income from investment operations:
Net investment income (loss)	1.10		1.87	1.27	0.80	1.26	(0.27)
Net realized and unrealized gain (loss) on investments	4.11		(6.63)	3.39	6.29	(2.84)	(24.99)
Total from investment operations	5.21		(4.76)	4.66	7.09	(1.58)	(25.26)
Less:
Dividends from net investment income	—		(1.49)	(1.27)	(0.33)	(1.89)	(5.79)
Net asset value, end of period	$50.46		$45.25	$51.50	$48.11	$41.35	$44.82
Total return (a)	11.51	%(b)	(9.26)%	9.61%	17.18%	(3.53)%	(33.29)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$38,686		$39,211	$67,812	$77,778	$78,567	$86,668
Ratio of gross expenses to average net assets	0.78	%(c)	0.70%	0.76%	0.80%	0.67%	0.63%
Ratio of net expenses to average net assets	0.61	%(c)	0.61%	0.60%	0.60%	0.60%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.60	%(c)	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	3.62	%(c)	2.34%	1.89%	1.60%	2.82%	1.42%
Portfolio turnover rate (d)	21	%(b)	27%	31%	48%	52%	51%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not Annualized
(c)	Annualized
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

72

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) (formerly known as Market Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2016, offers fifty seven investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Refiners ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Group Inc., Ardour Global Indexes, LLC, S-Network Global Indexes, LLC and MV Index Solutions GmbH (“MVIS”) formerly known as Market Vectors Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective Indices are presented below:

Commencement
Fund	of Operations	Index
Agribusiness ETF	August 31, 2007	MVIS™ Global Agribusiness Index*
Coal ETF	January 10, 2008	MVIS™ Global Coal Index*
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	MVIS™ Global Junior Gold Miners Index*
Natural Resources ETF	August 29, 2008	RogersTM—Van Eck Natural Resources Index
Oil Refiners ETF	August 18, 2015	MVIS™ Global Oil Refiners Index*
Oil Services ETF	December 20, 2011	MVIS™ US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	October 27, 2010	MVIS™ Global Rare Earth/Strategic Metals Index*
Solar Energy ETF	April 21, 2008	MVIS™ Global Solar Energy Index*
Steel ETF	October 10, 2006	NYSE Arca Steel Index
Unconventional Oil & Gas ETF	February 14, 2012	MVIS™ Global Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	August 13, 2007	MVIS™ Global Uranium & Nuclear Energy Index*

*	Published by MV Index Solutions GmbH.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S.
73

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day.Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses
74

attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of June 30, 2016 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the period ended June 30, 2016.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at June 30, 2016 is presented in the Schedules of Investments. Refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

75

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, at least until May 1, 2017, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitation (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the period ended June 30, 2016, are as follows:

Fund	Expense Limitations	Waiver of Management Fees	Expenses Assumed by the Adviser
Agribusiness ETF	0.56%	$—	$—
Coal ETF	0.59	25,896	—
Global Alternative Energy ETF	0.62	—	—
Gold Miners ETF	0.53	—	—
Junior Gold Miners ETF	0.56	—	—
Natural Resources ETF	0.49	91,079	—
Oil Refiners ETF	0.59	9,457	40,749
Oil Services ETF	0.35	198,398	—
Rare Earth/Strategic Metals ETF	0.57	47,786	—
Solar Energy ETF	0.65	35,899	336
Steel ETF	0.55	29,404	—
Unconventional Oil & Gas ETF	0.54	36,013	—
Uranium+Nuclear Energy ETF	0.60	32,226	—

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Agribusiness ETF	$69,861,957	$57,917,618
Coal ETF	9,645,810	9,535,769
Global Alternative Energy ETF	15,508,754	14,124,821
Gold Miners ETF	1,594,917,554	1,582,107,011
Junior Gold Miners ETF	717,224,586	724,682,177
Natural Resources ETF	16,438,387	15,241,762
Oil Refiners ETF	327,645	258,597
Oil Services ETF	156,451,371	145,501,349
Rare Earth/Strategic Metals ETF	25,915,351	53,427,927
Solar Energy ETF	3,388,018	3,092,130
Steel ETF	8,123,487	6,926,255
Unconventional Oil & Gas ETF	4,892,746	4,733,810
Uranium+Nuclear Energy ETF	8,928,882	8,134,157
76

Note 5—Income Taxes—As of June 30, 2016, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$1,102,107,377	$104,764,366	$(225,554,943)	$(120,790,577)
Coal ETF	95,082,755	3,862,133	(38,031,032)	(34,168,899)
Global Alternative Energy ETF	109,137,467	11,880,871	(18,455,215)	(6,574,344)
Gold Miners ETF	8,528,278,449	1,596,999,877	(362,331,716)	1,234,668,161
Junior Gold Miners ETF	2,899,285,139	1,064,990,619	(125,409,541)	939,581,078
Natural Resources ETF	108,881,009	10,165,464	(18,936,964)	(8,771,500)
Oil Refiners ETF	3,959,435	286,756	(468,196)	(181,440)
Oil Services ETF	1,840,090,698	1,688,722	(674,349,311)	(672,660,589)
Rare Earth/Strategic Metals ETF	60,560,528	3,955,111	(20,029,403)	(16,074,292)
Solar Energy ETF	21,529,843	960,424	(5,866,041)	(4,905,617)
Steel ETF	178,945,735	1,915,841	(46,450,018)	(44,534,177)
Unconventional Oil & Gas ETF	67,434,506	392,966	(19,365,716)	(18,972,750)
Uranium+Nuclear Energy ETF	36,808,854	4,695,813	(2,678,000)	2,017,813

The tax character of dividends paid to shareholders during the year ended December 31, 2015 was as follows:

	2015 Dividends and Distributions
Fund	Ordinary Income	Return of Capital
Agribusiness ETF	$24,912,650	$—
Coal ETF	1,806,250	—
Global Alternative Energy ETF	504,689	—
Gold Miners ETF	36,731,690	—
Junior Gold Miners ETF	9,304,305	—
Natural Resources ETF	2,209,200	—
Oil Refiners*	15,150	3,250
Oil Services ETF	25,643,376	—
Rare Earth/Strategic Metals ETF	1,325,901	—
Solar Energy ETF	177,900	—
Steel ETF	2,353,573	45,327
Unconventional Oil & Gas ETF	991,800	—
Uranium+Nuclear Energy ETF	1,362,115	—

*	For the period August 18, 2015 (Commencement of Operations) to December 31, 2015.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Qualified late-year losses incurred after October 31, 2015 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2015, the Funds intend to defer to January 1, 2016 for federal tax purpose qualified late-year losses as follows:

Fund	Late Year Ordinary Losses
Global Alternative Energy ETF	$2,282
Junior Gold Miners ETF	591,323

77

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

At December 31, 2015, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective
	No Expiration	Post-Effective
	Short-Term	No Expiration
	Capital	Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Losses	Capital Losses	2018	2017	2016
Agribusiness ETF	$177,183,575	$418,803,346	$85,630,099	$257,031,280	$40,221,865
Coal ETF	22,023,646	224,195,453	18,822,843	155,793,705	17,994,621
Global Alternative Energy ETF	2,399,561	70,992,308	34,193,213	158,919,596	13,029,866
Gold Miners ETF	854,768,383	6,270,494,794	1,784,160	388,612,074	63,268,444
Junior Gold Miners ETF	825,365,167	2,647,087,591	—	—	—
Natural Resources ETF	2,475,717	15,403,754	540,880	1,722,348	24,629
Oil Refiners ETF	37,012	—	—	—	—
Oil Services ETF	6,113,124	506,954	—	—	—
Rare Earth/Strategic Metals ETF	36,166,836	155,795,927	—	—	—
Solar Energy ETF	4,444,022	27,273,569	8,586,525	19,016,483	800,768
Steel ETF	3,028,105	80,553,916	21,020,656	79,176,906	10,643,838
Unconventional Oil & Gas ETF	5,353,320	10,659,424	—	—	—
Uranium+Nuclear Energy ETF	14,221,670	68,743,461	41,593,262	49,042,636	11,040,582

During the year ended December 31, 2015, the following funds had a portion of its accumulated capital loss carryforwards expired: $28,875 from Agribusiness ETF; $67,613 from Global Alternative Energy ETF and $500,169 from Uranium+Nuclear Energy ETF.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2016, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of June 30, 2016, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended June 30, 2016 the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Agribusiness ETF	$70,306,425	$70,333,119
Coal ETF	6,943,969	3,005,543
Global Alternative Energy ETF	5,018,016	5,068,565
Gold Miners ETF	3,069,486,559	2,091,940,635
Junior Gold Miners ETF	862,173,674	179,147,177
Natural Resources ETF	8,803,396	4,849,990
Oil Refiners ETF	—	—
Oil Services ETF	1,499,273,906	1,741,634,387
Rare Earth/Strategic Metals ETF	41,572,323	9,368,590
Solar Energy ETF	—	—
Steel ETF	77,821,540	39,060,408
Unconventional Oil & Gas ETF	7,617,409	10,942,826
Uranium+Nuclear Energy ETF	—	4,748,201
78

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds (except for Natural Resources ETF) is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact, the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Funds.

At June 30, 2016, the Adviser owned 2,500 shares of Gold Miners ETF.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related

79

VANECK VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

collateral outstanding at June 30, 2016 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

The following table presents the amount of repurchase agreements held as collateral by type of security on loan pledged as of June 30, 2016:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Fund	Equity Securities
Agribusiness ETF	$126,684,168
Global Alternative Energy ETF	18,303,955
Gold Miners ETF	58,578,509
Junior Gold Miners ETF	234,818,500
Natural Resources ETF	7,875,960
Oil Refiners ETF	52,813
Oil Services ETF	212,737,921
Rare Earth/Strategic Metals ETF	6,094,157
Solar Energy ETF	3,437,003
Steel ETF	29,203,110
Unconventional Oil & Gas ETF	2,768,933
Uranium+Nuclear Energy ETF	88,901

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Share Split—Effective February 14, 2012, the Board of Trustees of the Trust approved a 3 for 1 share split for the Oil Services ETF. Fund shares began trading on a split-adjusted basis on February 14, 2012. The Financial Highlights for the Oil Services ETF prior to February 14, 2012 have been adjusted to reflect the 3 for 1 share split.

On July 2, 2012, the Board of Trustees of the Trust approved a 1 for 15 reverse share split for Solar Energy ETF. Fund shares began trading on a split-adjusted basis on July 2, 2012. The Financial Highlights for Solar Energy ETF prior to July 2, 2012 have been adjusted to reflect the 1 for 15 reverse share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Global Alternative Energy ETF and Uranium+Nuclear Energy ETF, and 1 for 4 reverse share split for Junior Gold Miners ETF and Rare Earth/Strategic Metals ETF. Fund shares began trading on a split-adjusted basis on July 1, 2013. The Financial Highlights prior to July 1, 2013 for the respective Funds have been adjusted to reflect the reverse share splits.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2016, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of June 30, 2016
Agribusiness ETF	179	$2,546,553	1.77%	$1,864,453
Coal ETF	39	286,132	1.77	—
Global Alternative Energy ETF	152	249,779	1.77	218,912
Gold Miners ETF	44	2,922,223	1.76	—
Junior Gold Miners ETF	153	12,955,825	1.77	4,039,250
Natural Resources ETF	112	386,359	1.76	496,059
Oil Services ETF	138	1,578,208	1.77	3,062,106
Rare Earth/Strategic Metals ETF	105	367,823	1.77	56,330
Solar Energy ETF	7	243,639	1.77	—
Steel ETF	79	288,134	1.77	—
Unconventional Oil & Gas ETF	12	96,334	1.76	—
Uranium+Nuclear Energy ETF	94	203,344	1.76	178,342
80

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2016, there were no offsets to custodian fees.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

81

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

June 30, 2016 (unaudited)

12/31 Equity Funds

At a meeting held on June 10, 2016 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors™ ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of (i) the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC CSI 300 ETF, ChinaAMC Environmental Protection ETF, ChinaAMC Private-Owned Enterprises ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Coal ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gold Miners ETF, Gulf States Index ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Internet ETF, Israel ETF, Junior Gold Miners ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Natural Resources ETF, Ned Davis Long/Flat International Equity ETF, Ned Davis Long/Flat US Equity ETF, Ned Davis Long/Flat US Small Cap Equity ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Oil Refiners ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF, Solar Energy ETF, Steel ETF, Telecom ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF (each, a “Fund” and together, the “Funds”) and (ii) a sub-advisory agreement between the Adviser and China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”) with respect to VanEck Vectors ChinaAMC CSI 300 ETF and ChinaAMC SME-ChiNext ETF (the “China Funds”). The Investment Management Agreements and the Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The Board’s approval of the Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2016. At that meeting, the Trustees discussed the information the Adviser, the Sub-Adviser (with respect to the China Funds) and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund except for the VanEck Vectors ChinaAMC CSI 300 ETF, Gold Miners ETF, Junior Gold Miners ETF and Russia ETF generally invests in a different group of issuers than the funds in its designated peer group. They also considered the fact that VanEck Vectors Oil Refiners ETF had only recently commenced operations and therefore had a limited operational history that could be used for comparative purposes, since the expense information prepared by Broadridge was based on estimated amounts for the Fund and the performance comparisons provided by Broadridge covered approximately a six month period (August 18, 2015 (the date operations commenced for the Fund) through February 29, 2016). In addition, as noted below, the Trustees reviewed certain performance information for each Fund that was not provided by Broadridge. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and with the Adviser at the May 10, 2016 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and the Sub-Adviser (with respect to the China Funds). The Trustees considered the terms of, and scope of services that the Adviser and Sub-Adviser (with respect

82

to the China Funds) provide under, the Agreements, including the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time. With respect to the Sub-Advisory Agreement, the Trustees took into account the unique legal and operational aspects of the China Funds and the Sub-Adviser’s experience with respect to Renminbi Qualified Institutional Investors Scheme funds. The Trustees also noted that the Sub-Adviser is a wholly-owned subsidiary of China Asset Management Co. Ltd., China’s largest asset management company measured by fund assets under management.

The Trustees concluded that the Adviser, the Sub-Adviser (with respect to the China Funds) and their personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on the foregoing, the Trustees concluded that the investment performance of the Operating Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the Sub-Adviser (with respect to the China Funds) and the current status, as they understood it, of the Adviser’s and Sub-Adviser’s (with respect to the China Funds) compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had management fees (after the effect of any applicable fee waiver) below or equal to the average and median of its respective peer group of funds, except for each of VanEck Vectors Agribusiness ETF, Global Alternative Energy ETF and Vietnam ETF, which had management fees (after the effect of any applicable fee waiver) greater than the average, but at or below the median, of its peer group of funds. The Trustees also noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and median of its respective peer group of funds, except for each of VanEck Vectors Africa Index ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Global Alternative Energy ETF, Gulf States Index ETF, India Small-Cap Index ETF, Israel ETF, Russia Small-Cap ETF, Solar Energy ETF, Unconventional Oil & Gas ETF and Vietnam ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and/or median of its peer group of funds. With respect to these Operating Funds, the Trustees reviewed the amount by which these Operating Funds’ total expense ratios (after the effect of any applicable expense limitation) exceeded the average and median of their respective peer groups and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Operating Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreements, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes (e.g., precious metals and emerging markets) in which certain of the Operating Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Operating Funds effectively incorporate the benefits of economies of scale. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund and the sub-advisory fee rates for the China Funds are reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rates for each fund currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser with respect

83

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

June 30, 2016 (unaudited) (continued)

to the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds. Due to the relatively small size of the China Funds during the period, the Sub-Adviser did not provide the Trustees with profitability information and, therefore, the Trustees did not consider such information.

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability to the Adviser of VanEck Vectors Agriculture Producers ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, ChinaAMC All China Consumer ETF, ChinaAMC Environmental Protection ETF, ChinaAMC Private-Owned Enterprises ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Internet ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Ned Davis Long/Flat International Equity ETF, Ned Davis Long/Flat US Equity ETF, Ned Davis Long/Flat US Small Cap Equity ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF and Telecom ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds although they concluded that the nature, quality and extent of the services to be provided by the Adviser (and the Sub-Adviser, with respect to those Funds in respect of which the Sub-Adviser had been retained) were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2016 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Agreement is in the best interest of each Fund and such Fund’s shareholders.

DPUT and LFCM

At a meeting held on June 10, 2016 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors™ ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Absolute Return Advisers Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors Dynamic Put Write ETF and Long/Flat Commodity ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 10, 2016. At that meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on information obtained through discussions with the Adviser and its affiliates at the Renewal Meeting and the May 10, 2016 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and its affiliates, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. In evaluating the terms of the Investment Management Agreement at each Meeting, the Trustees considered the terms and scope of services that the Adviser would provide under the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Funds (excluding interest expense, offering costs, trading expenses, taxes, accrued deferred tax liability and extraordinary expenses). The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios.

84

The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of each of the Funds to the Adviser because the Funds had not yet commenced operations. The Trustees could not consider the historical performance or the quality of services previously provided to each of the Funds by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 10, 2016 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

85

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the respective Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of each Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the VanEck Vectors ETF Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	HASAR

Item 2. CODE OF ETHICS.

  Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules
     13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a)
       under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ---------------------------------------------------------
Date September 5, 2016
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date September 5, 2016
     ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date September 5, 2016
     ------------------